Execution Version 150517413_9 Published CUSIP Number: 89989CAM3 Global Tranche CUSIP Number: 89989CAN1 Mexican Tranche CUSIP Number: 89989CAP6 Singapore Tranche CUSIP Number: 89989CAQ4 USD Term Loan CUSIP Number: 89989CAR2 EUR Term Loan CUSIP Number: 89989CAS0 CREDIT AGREEMENT dated as of November 23, 2021, among TUPPERWARE BRANDS CORPORATION, as the Parent Borrower, TUPPERWARE PRODUCTS AG, ADMINISTRADORA DART, S. DE R.L. DE C.V. and TUPPERWARE BRANDS ASIA PACIFIC PTE. LTD., as the Subsidiary Borrowers, The LENDERS Party Hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Bank, WELLS FARGO SECURITIES, LLC, BMO CAPITAL MARKETS CORP., FIFTH THIRD BANK, NATIONAL ASSOCIATION and TRUIST SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunners, BMO HARRIS BANK, N.A., FIFTH THIRD BANK, NATIONAL ASSOCIATION and TRUIST BANK, as Syndication Agents HSBC BANK USA, NATIONAL ASSOCIATION as Documentation Agent

TABLE OF CONTENTS Page -i- 150517413_9 ARTICLE I DEFINITIONS ................................................................................................................... 1 SECTION 1.01 Defined Terms ................................................................................................ 1 SECTION 1.02 Classification of Loans and Borrowings ...................................................... 57 SECTION 1.03 Terms Generally ........................................................................................... 58 SECTION 1.04 Accounting Terms; GAAP ........................................................................... 58 SECTION 1.05 Exchange Rates; Currency Equivalents ....................................................... 59 SECTION 1.06 Change of Currency ..................................................................................... 59 SECTION 1.07 Interest Rates ................................................................................................ 60 SECTION 1.08 Divisions....................................................................................................... 61 SECTION 1.09 Times of Day ................................................................................................ 61 SECTION 1.10 Limited Condition Acquisitions ................................................................... 61 ARTICLE II THE CREDITS ................................................................................................................ 62 SECTION 2.01 Commitments ............................................................................................... 62 SECTION 2.02 Loans and Borrowings ................................................................................. 63 SECTION 2.03 Procedure for Borrowings ............................................................................ 64 SECTION 2.04 Swingline Loans ........................................................................................... 66 SECTION 2.05 Letters of Credit ........................................................................................... 68 SECTION 2.06 Notice and Manner of Conversion or Continuation of Loans ...................... 74 SECTION 2.07 [Reserved] .................................................................................................... 75 SECTION 2.08 Termination and Reduction of Commitments .............................................. 75 SECTION 2.09 Repayment of Loans; Evidence of Debt ....................................................... 76 SECTION 2.10 Prepayment of Loans .................................................................................... 78 SECTION 2.11 Fees .............................................................................................................. 83 SECTION 2.12 Interest .......................................................................................................... 84 SECTION 2.13 Changed Circumstances ............................................................................... 85 SECTION 2.14 Increased Costs ............................................................................................. 91 SECTION 2.15 Indemnity ..................................................................................................... 92 SECTION 2.16 Taxes ............................................................................................................ 97 SECTION 2.17 Payments Generally; Pro Rata Treatment; Sharing of Set-offs .................... 97 SECTION 2.18 Mitigation Obligations; Replacement of Lenders ........................................ 99 SECTION 2.19 Defaulting Lenders ....................................................................................... 99 SECTION 2.20 Incremental Increases ................................................................................. 101

TABLE OF CONTENTS (continued) Page -ii- 150517413_9 ARTICLE III REPRESENTATIONS AND WARRANTIES .............................................................. 104 SECTION 3.01 Existence, Qualification and Power ........................................................... 104 SECTION 3.02 Authorization; No Contravention ............................................................... 104 SECTION 3.03 Governmental Authorization; Other Consents ........................................... 104 SECTION 3.04 Binding Effect ............................................................................................ 105 SECTION 3.05 Financial Statements; No Material Adverse Effect .................................... 105 SECTION 3.06 Litigation .................................................................................................... 105 SECTION 3.07 No Default .................................................................................................. 105 SECTION 3.08 Ownership of Property ............................................................................... 105 SECTION 3.09 Environmental Compliance ........................................................................ 105 SECTION 3.10 Insurance .................................................................................................... 106 SECTION 3.11 Taxes .......................................................................................................... 107 SECTION 3.12 ERISA Compliance .................................................................................... 107 SECTION 3.13 Subsidiaries ................................................................................................ 108 SECTION 3.14 Margin Regulations; Investment Company Act ......................................... 108 SECTION 3.15 Disclosure ................................................................................................... 108 SECTION 3.16 Compliance with Laws ............................................................................... 108 SECTION 3.17 Intellectual Property; Licenses, Etc ............................................................ 108 SECTION 3.18 Solvency ..................................................................................................... 109 SECTION 3.19 OFAC; Anti-Corruption Laws; Anti-Money Laundering Laws ................. 109 SECTION 3.20 USA Patriot Act ......................................................................................... 109 SECTION 3.21 Ranking of Obligations .............................................................................. 109 SECTION 3.22 No Immunity .............................................................................................. 109 SECTION 3.23 Proper Form; No Recordation .................................................................... 110 SECTION 3.24 EEA Financial Institutions ......................................................................... 110 SECTION 3.25 Collateral Matters ....................................................................................... 110 SECTION 3.26 Privacy and Data Security .......................................................................... 111 SECTION 3.27 Non-Bank Rules ......................................................................................... 111 ARTICLE IV CONDITIONS ............................................................................................................... 111 SECTION 4.01 Effective Date ............................................................................................. 111 SECTION 4.02 Each Credit Event ....................................................................................... 115 ARTICLE V AFFIRMATIVE COVENANTS ................................................................................... 115

TABLE OF CONTENTS (continued) Page -iii- 150517413_9 SECTION 5.01 Financial Statements .................................................................................. 115 SECTION 5.02 Certificates; Other Information .................................................................. 116 SECTION 5.03 Notices ........................................................................................................ 117 SECTION 5.04 Payment of Taxes ....................................................................................... 118 SECTION 5.05 Preservation of Existence and Rights ......................................................... 118 SECTION 5.06 Maintenance of Properties .......................................................................... 118 SECTION 5.07 Maintenance of Insurance .......................................................................... 118 SECTION 5.08 Compliance with Laws ............................................................................... 119 SECTION 5.09 Books and Records ..................................................................................... 119 SECTION 5.10 Inspection Rights ........................................................................................ 119 SECTION 5.11 Use of Proceeds .......................................................................................... 119 SECTION 5.12 Compliance with Environmental Laws ...................................................... 119 SECTION 5.13 Dart ............................................................................................................. 120 SECTION 5.14 [Reserved] .................................................................................................. 120 SECTION 5.15 Additional Guarantee and Collateral Requirement .................................... 120 SECTION 5.16 Further Assurances ..................................................................................... 120 SECTION 5.17 Release and Reinstatement of Collateral .................................................... 121 SECTION 5.18 Cash Management Agreements .................................................................. 121 SECTION 5.19 Non-Bank Rules ......................................................................................... 121 SECTION 5.20 Post-Closing Matters .................................................................................. 122 ARTICLE VI NEGATIVE COVENANTS .......................................................................................... 122 SECTION 6.01 Liens ........................................................................................................... 122 SECTION 6.02 Debt ............................................................................................................ 125 SECTION 6.03 Fundamental Changes ................................................................................ 127 SECTION 6.04 Dispositions ................................................................................................ 128 SECTION 6.05 Change in Nature of Business .................................................................... 130 SECTION 6.06 Use of Proceeds .......................................................................................... 130 SECTION 6.07 Financial Covenants ................................................................................... 131 SECTION 6.08 OFAC, Anti-Corruption Laws and Anti-Money Laundering Laws ........... 131 SECTION 6.09 Restricted Payments ................................................................................... 132 SECTION 6.10 Investments................................................................................................. 133 SECTION 6.11 Transactions with Affiliates ....................................................................... 136

TABLE OF CONTENTS (continued) Page -iv- 150517413_9 SECTION 6.12 Junior Debt Prepayments; Amendments to Junior Financing Documentation ........................................................................................... 138 SECTION 6.13 Restrictive Agreements .............................................................................. 139 SECTION 6.14 Dart ............................................................................................................. 140 SECTION 6.15 Accounting Changes; Organizational Documents...................................... 140 ARTICLE VII EVENTS OF DEFAULT ............................................................................................... 141 SECTION 7.01 Events of Default ........................................................................................ 141 SECTION 7.02 CAM Exchange .......................................................................................... 144 SECTION 7.03 Application of Funds .................................................................................. 145 ARTICLE VIII THE ADMINISTRATIVE AGENT .............................................................................. 146 SECTION 8.01 Administrative Agent ................................................................................. 146 SECTION 8.02 Certain ERISA Matters .............................................................................. 151 SECTION 8.03 Erroneous Payments ................................................................................... 152 ARTICLE IX MISCELLANEOUS ...................................................................................................... 154 SECTION 9.01 Notices ........................................................................................................ 154 SECTION 9.02 Waivers; Amendments ............................................................................... 155 SECTION 9.03 Expenses; Indemnity; Damage Waiver ...................................................... 159 SECTION 9.04 Successors and Assigns .............................................................................. 161 SECTION 9.05 Survival ...................................................................................................... 166 SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution ................ 166 SECTION 9.07 Severability................................................................................................. 167 SECTION 9.08 Right of Setoff ............................................................................................ 168 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process .................... 168 SECTION 9.10 WAIVER OF JURY TRIAL ...................................................................... 169 SECTION 9.11 Headings ..................................................................................................... 169 SECTION 9.12 Confidentiality ............................................................................................ 169 SECTION 9.13 Interest Rate Limitation .............................................................................. 170 SECTION 9.14 Certain Notices ........................................................................................... 170 SECTION 9.15 Conversion of Currencies ........................................................................... 171 SECTION 9.16 [Reserved] .................................................................................................. 171 SECTION 9.17 Release of Liens and Guarantees ................................................................ 171 SECTION 9.18 Parent Borrower as Agent of Subsidiary Borrowers .................................. 172 SECTION 9.19 No Fiduciary Relationship ......................................................................... 172

TABLE OF CONTENTS (continued) Page -v- 150517413_9 SECTION 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions .................................................................................................. 172 SECTION 9.21 Acknowledgment Regarding any Supported QFCs ................................... 173 SECTION 9.22 Limitations Regarding the Swiss Subsidiary Borrower ............................. 173

150517413_9 Schedule 2.01 Commitments Schedule 2.05 LC Commitments Schedule 3.03 Government Authorizations and Other Consents Schedule 3.13 Subsidiaries Schedule 5.20 Schedule 6.01 Post-Closing Matters Existing Liens Schedule 6.02 Schedule 6.04 Schedule 6.11 Existing Debt Dispositions Existing Transactions with Affiliates EXHIBITS: Exhibit A Form of Assignment and Assumption Exhibit B Form of Borrowing Request Exhibit C Form of Interest Election Request Exhibit D Form of Mexican Promissory Note Exhibit E Form of Compliance Certificate Exhibit F-1 Form of U.S. Tax Certificate (for Non-U.S. Lenders that are Not Partnerships) Exhibit F-2 Form of U.S. Tax Certificate (for Non-U.S. Participants that are Not Partnerships) Exhibit F-3 Form of U.S. Tax Certificate (for Non-U.S. Participants that are Partnerships) Exhibit F-4 Form of U.S. Tax Certificate (for Non-U.S. Lenders that are Partnerships) Exhibit G Form of Master Guaranty Agreement Exhibit H Form of Master Collateral Agreement Exhibit I-1 Form of Perfection Certificate Exhibit I-2 Form of Supplemental Perfection Certificate Exhibit J Form of Intercompany Note Exhibit K Form of Notice of Account Designation

CREDIT AGREEMENT CREDIT AGREEMENT, dated as of November 23, 2021, by and among TUPPERWARE BRANDS CORPORATION, a Delaware corporation (the “Parent Borrower”), TUPPERWARE PRODUCTS AG, a stock corporation (Aktiengesellschaft) organized in and under the laws of the Switzerland and registered with the commercial register of the Canton of Lucerne under no. CHE- 106.835.699 (the “Swiss Subsidiary Borrower”), ADMINISTRADORA DART, S. DE R.L. DE C.V., a limited liability corporation (sociedad de responsabilidad limitada de capital variable) organized under the laws of Mexico (the “Mexican Subsidiary Borrower”), TUPPERWARE BRANDS ASIA PACIFIC PTE. LTD., a private limited liability company incorporated under the laws of Singapore (the “Singaporean Subsidiary Borrower” and, together with the Swiss Subsidiary Borrower and the Mexican Subsidiary Borrower, the “Subsidiary Borrowers”), the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed to extend, certain credit facilities to the Borrowers. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “10 Non-Bank Rule” means the rule that the aggregate number of Lenders under this Agreement which are not Qualifying Banks must not at any time exceed ten (10), all in accordance with the meaning of the Guidelines or legislation or explanatory notes addressing the same issues that are in force at such time. “20 Non-Bank Rule” means the rule that (without duplication) the aggregate number of creditors (including the Lenders), other than Qualifying Banks, of the Swiss Subsidiary Borrower under all its outstanding debts relevant for classification as debenture (Kassenobligation) (including debt arising under this Agreement and intra-group loans (if and to the extent intra-group loans are not exempt in accordance with the ordinance of the Swiss Federal Council of 18 June 2010 amending the Swiss Federal Ordinance on withholding tax and the Swiss Federal Ordinance on stamp duties with effect as of 1 August 2010), loans, facilities and/or private placements) must not at any time exceed twenty (20), all in accordance with the meaning of the Guidelines or legislation or explanatory notes addressing the same issues that are in force at such time and being understood that the Swiss Subsidiary Borrower shall for the purposes of its compliance with the 20 Non-Bank Rule assume that the aggregate number of Lenders which are not Qualifying Banks is ten. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, or assets constituting a business unit or division of a Person (other than by means of the exercise of secured creditor or similar remedies in respect of any Indebtedness owed by such Person), (b) the acquisition of more than 50% of the issued and outstanding Equity Interests in any Person, or otherwise causing any Person to become a Subsidiary (including any Investment which serves to increase the Borrower’s or any Subsidiary’s respective equity ownership in any joint venture or other Person to an amount in excess (or further in excess) of such threshold), or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) in which the surviving entity is the Parent Borrower or a Subsidiary (including any Person that becomes a Subsidiary as a result of the consummation thereof). “Additional Guarantee and Collateral Requirement” means the requirement: (a) the Administrative Agent shall have received from the Parent Borrower and each Designated Subsidiary either (i) a counterpart of each of the Master Guaranty Agreement and the Master Collateral Agreement, in each case, duly executed and delivered on behalf of such Person, or (ii) in the case of any Subsidiary that becomes a Designated Subsidiary after the initial execution and delivery of the Master Guaranty Agreement and the Master Collateral Agreement, a supplement to each of the Master Guaranty Agreement and, except during a Collateral Release Period, the Master Collateral Agreement, in each case, in the form specified therein, duly executed and delivered on behalf of such Subsidiary; (b) the Administrative Agent shall have received, with respect to the Parent Borrower and each Designated Subsidiary, (i) except during a Collateral Release Period, a completed Perfection Certificate, dated as of the applicable date and signed by a Responsible Officer of the Parent Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code filings made with respect to the Parent Borrower or such Designated Subsidiary in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements disclosed by such search, and (ii) such customary legal opinions, evidence of authority, officer’s certificates, secretary’s certificates and other documents and instruments as the Administrative Agent may reasonably request; (c) except during a Collateral Release Period, the Administrative Agent shall, to the extent required by the Master Collateral Agreement, have received (i) certificates or other instruments representing all Equity Interests owned by the Parent Borrower and each Designated Subsidiary, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank, and (ii) all promissory notes, if any, owned by the Parent Borrower and each Designated Subsidiary, together with undated instruments of transfer with respect thereto endorsed in blank; and (d) except during a Collateral Release Period, all documents and instruments, including Uniform Commercial Code financing statements, required by applicable law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording. Notwithstanding the foregoing: (i) nothing in this definition or in any Security Document shall require the creation or perfection of Liens on any Excluded Assets; (ii) this definition shall not require the creation or perfection of Liens on, or the obtaining of legal opinions or other deliverables with respect to, particular assets of the Parent Borrower or the Designated Subsidiaries if and for so long as the Administrative Agent determines, after consultation with the Parent Borrower, that the cost of creating or perfecting such Liens on such assets, or obtaining such legal opinions or other deliverables in respect of such assets, shall be excessive in relation to the benefit to be afforded to the Lenders therefrom; (iii) the Administrative Agent may grant extensions of time for the creation and perfection of Liens on, or the obtaining of legal opinions or other deliverables with respect to, particular assets or particular Designated Subsidiaries where it determines, after consultation with the Parent Borrower, that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents; (iv) nothing in this definition shall require obtaining any landlord waivers, estoppels, collateral access letters or similar third party agreements; (v) nothing in this definition shall require delivery of (A) certificates or other instruments representing, or any stock powers or other instruments of transfer in respect of, any Equity Interests in any Subsidiary that is not a Material Subsidiary or that is an Excluded Asset or (B) any promissory note evidencing Indebtedness of less than $2,500,000 (or equivalent thereof) (it being understood that such Equity Interests or promissory notes may nonetheless constitute Collateral); (vi) nothing in this definition shall require perfection of a Lien on any letter of credit rights, other than the filing of Uniform Commercial Code financial statements or an equivalent thereof in appropriate form in the applicable jurisdictions; (vii) except with respect to any such Security Document or actions in any Material Foreign Jurisdiction, in each case, with respect to any Material IP Collateral, no Security Documents governed under the laws of any jurisdiction outside of the United States, and no actions in any jurisdiction outside of the United States or that are necessary to create or perfect any security interest in assets located or titled outside of the United States, shall be required; and (viii) nothing in this definition shall require obtaining control agreements with respect to deposit accounts or securities accounts. “Adjusted Daily Simple SOFR” means, for any RFR Rate Day, a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Dollars, on and after the USD LIBOR Transition Date, the greater of (i) the sum of (A) SOFR for the day (such day, a “Dollar RFR Determination Day”) that is five (5) RFR Business Days prior to (1) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (2) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. (New York time) on the second (2nd) RFR Business Day immediately following any Dollar RFR Determination Day, SOFR in respect of such Dollar RFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to SOFR has not occurred, then SOFR for such Dollar RFR Determination Day will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple SOFR for no more than three (3) consecutive RFR Rate Days and (B) the SOFR Adjustment and (ii) the Floor.

Any change in Adjusted Daily Simple SOFR due to a change in the SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Parent Borrower. “Adjusted Eurocurrency Rate” means, as to any Loan denominated in any applicable Currency not bearing interest based on an RFR (which, as of the date hereof, shall mean Dollar, Euros and Mexican Pesos) for any Interest Period, a rate per annum determined by the Administrative Agent pursuant to the following formula: “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Wells Fargo (or any of its designated branch offices or affiliates), in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents, or any successor appointed in accordance with Article VIII. “Administrative Agent’s Office” means, with respect to any Currency, the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 9.01(e) with respect to such Currency. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution. “Affected Lender” has the meaning set forth in Section 2.19. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with such Person. “Aggregate Global Tranche Revolving Commitments” means, at any time, the sum of the Global Tranche Revolving Commitments in effect at such time. “Aggregate Global Tranche Revolving Credit Exposure” means, at any time, the aggregate amount of (a) the sum of the Dollar Equivalents of all the Global Tranche Revolving Loans outstanding at such time, (b) the total LC Exposure at such time and (c) the total Swingline Exposure at such time. “Aggregate Mexican Tranche Revolving Commitments” means, at any time, the sum of the Mexican Tranche Revolving Commitments in effect at such time. “Aggregate Mexican Tranche Revolving Credit Exposure” means, at any time, the sum of the Dollar Equivalents of all the Mexican Tranche Revolving Loans outstanding at such time. Adjusted Eurocurrency Rate = Eurocurrency Rate for such Currency for such Interest Period 1.00-Eurocurrency Reserve Percentage

“Aggregate Revolving Credit Exposure” means, at any time, the sum of the Aggregate Global Tranche Revolving Credit Exposure, the Aggregate Mexican Tranche Revolving Credit Exposure and the Aggregate Singaporean Tranche Revolving Credit Exposure at such time. “Aggregate Singaporean Tranche Revolving Commitments” means, at any time, the sum of the Singaporean Tranche Revolving Commitments in effect at such time. “Aggregate Singaporean Tranche Revolving Credit Exposure” means, at any time, the sum of the Dollar Equivalents of all the Singaporean Tranche Revolving Loans outstanding at such time. “Agreement” means this Credit Agreement. “Agreement Currency” has the meaning set forth in Section 9.15(b). “Announcements” has the meaning assigned thereto in Section 1.07. “Anti-Corruption Laws” means, with respect to a Person, the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the Mexican Ley General del Sistema Nacional Anticorrupción and all other laws, rules, and regulations of any jurisdiction applicable to such Person concerning or relating to bribery or corruption. “Anti-Money Laundering Laws” means, with respect to a Person, any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping applicable to such Person, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), as well at the Mexican Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita and the Mexican Código Penal Federal and all rules and regulations implementing these Laws, as any of the foregoing may be amended from time to time. “Applicable Borrower” means, with respect to any Loan or other amount owing hereunder or any matter pertaining to such Loan or other amount, whichever of the Borrowers is the primary obligor on such Loan or other amount and, with respect to any Letter of Credit, whichever of the Global Tranche Borrowers is the account party with respect thereto. “Applicable Creditor” has the meaning set forth in Section 9.15(b). “Applicable Indemnitor” has the meaning set forth in Section 7.01(h). “Applicable Margin” means, the corresponding percentages per annum as set forth below based on the Consolidated Leverage Ratio:

Pricing Level Consolidated Leverage Ratio Applicable Margin for Eurocurrency Rate Loans, Transitioned RFR Loans and Basic ESTR Loans Applicable Margin for Initial RFR Loans Applicable Margin for Base Rate Loans Commitment Fee I Less than 1.50 to 1.00 1.50 1.535 0.50 0.150 II Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 1.75 1.785 0.75 0.175 III Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00 2.00 2.035 1.00 0.225 IV Greater than or equal to 2.50 to 1.00 2.25 2.285 1.25 0.275 The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Parent Borrower provides a Compliance Certificate pursuant to Section 5.02(a) for the most recently completed fiscal quarter of the Parent Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on Pricing Level III until the first Calculation Date occurring after the Effective Date and, thereafter the Pricing Level shall be determined by reference to the Consolidated Leverage Ratio as of the last day of the most recently completed fiscal quarter of the Parent Borrower preceding the applicable Calculation Date, and (b) if the Parent Borrower fails to provide a Compliance Certificate when due as required by Section 5.02(a) for the most recently completed fiscal quarter of the Parent Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Compliance Certificate was required to have been delivered shall be based on Pricing Level IV until such time as such Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Leverage Ratio as of the last day of the most recently completed fiscal quarter of the Parent Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all extensions of credit then existing or subsequently made or issued. The Applicable Margin with respect to any Incremental Term Loans shall be the rate per annum set forth in the relevant Incremental Amendment. “Applicable Maturity Date” means (a) with respect to any Revolving Loan, the Revolving Maturity Date, (b) the USD Term Loan, the USD Term Maturity Date, (c) the EUR Term Loan, the EUR Term Maturity Date or (d) any Incremental Term Loan (if any), the date as determined pursuant to, and in accordance with, Section 2.20. “Applicable Time” means, with respect to any Loans and Letters of Credit and payments (i) in Dollars, Eastern time (daylight or standard, as applicable) and (ii) in any Foreign Currency, the local time in the place of settlement for such Foreign Currency as may be determined by the Administrative

Agent or the applicable Issuing Bank (with notice to the Administrative Agent), as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means Wells Fargo Securities, LLC, BMO Capital Markets Corp., Fifth Third Bank, National Association and Truist Securities, Inc., in each case in their capacity as the joint lead arrangers and joint bookrunners for the credit facilities provided herein. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person. “Audited Financial Statements” means, collectively, the audited consolidated balance sheet of the Parent Borrower and its then Subsidiaries for the fiscal year ended December 26, 2020, and the related consolidated statements of income and comprehensive income, shareholders’ equity and cash flows for such fiscal year of the Parent Borrower and its then Subsidiaries, including the notes thereto. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments in accordance with the terms of this Agreement. “Available Tenor” means, as of any date of determination and with respect to any then- current Benchmark for any Currency, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.13(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part

I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, that such Person becomes the subject of a bankruptcy (quiebra) or insolvency proceeding (concurso mercantil), or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors, visitador, conciliador, síndico or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c)(i) prior to the USD LIBOR Transition Date, the Adjusted Eurocurrency Rate for Dollars for a one-month tenor in effect on such day plus 1.00% and (ii) on and after the USD LIBOR Transition Date, the sum of (A) either (1) Adjusted Term SOFR (if a Benchmark Replacement is determined in accordance with clause (b)(1) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date) for a one-month tenor in effect on such day or (2) Adjusted Daily Simple SOFR (if a Benchmark Replacement is determined in accordance with clause (b)(2) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date) in effect on such day plus (B)1.00%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate, the Adjusted Eurocurrency Rate for Dollars, Adjusted Term SOFR or Adjusted Daily Simple SOFR, as the case may be (provided that clause (c) shall not be applicable during any period in which the Adjusted Eurocurrency Rate, Adjusted Term SOFR or Adjusted Daily Simple SOFR, as applicable, is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 0%. “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Basic ESTR” means, for any day, ESTR for that day, and if that rate is less than zero, Basic ESTR shall be deemed to be zero. “Basic ESTR Loans” means any Swingline Foreign Currency Loan bearing interest at a rate based upon the Basic ESTR. All Basic ESTR Loans shall be denominated in Euros. “Benchmark” means, initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, USD LIBOR; provided that if (i) the USD LIBOR Transition Date has occurred or (ii) a Benchmark Transition Event or a Term RFR Transition Event, as applicable, has occurred with respect to the then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.13(c)(i), (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling, Daily Simple SONIA; provided that if a Benchmark Transition Event or a Term RFR Transition Event, as applicable, has occurred with respect to Daily Simple SONIA or the then-current Benchmark for Sterling, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.13(c)(i) and (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros or Mexican Pesos, EURIBOR or the TIIE Rate, respectively; provided that if a Benchmark Transition Event or a Term RFR Transition Event, as applicable, has occurred with respect to EURIBOR or the TIIE Rate, as applicable, or the then-current Benchmark for such Currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.13(c)(i). “Benchmark Replacement” means: (a) with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Parent Borrower as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; (b) with respect to the USD LIBOR Transition Date, for any Available Tenor of the Adjusted Eurocurrency Rate for Dollars, the first alternative set forth in the order below that can be determined by the Administrative Agent for the USD LIBOR Transition Date: (1) Adjusted Term SOFR; (2) Adjusted Daily Simple SOFR; or (3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Parent Borrower as the replacement for the Adjusted Eurocurrency Rate for Dollars giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the Adjusted Eurocurrency Rate for Dollars for syndicated credit facilities denominated in Dollars at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; or (c) with respect to any Term RFR Transition Event for any Currency, the Term RFR for such Currency; or provided that, in the case of clause (b)(1), if the Administrative Agent decides that Adjusted Term SOFR is not administratively feasible for the Administrative Agent, then Adjusted Term SOFR will be deemed unable to be determined for purposes of this definition; provided further that in selecting the Benchmark

Replacement, the Administrative Agent and Parent Borrower shall cooperate in good faith and use commercially reasonable efforts to satisfy any applicable requirements under proposed or final United States Treasury Regulations or other IRS guidance such that the use of the Benchmark Replacement is not likely to result in a deemed exchange of any Loan under Section 1001 of the Code. “Benchmark Replacement Adjustment” means, for purposes of clauses (a) and (b)(3) of the definition of “Benchmark Replacement”, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Parent Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency; provided that, in determining the Benchmark Replacement Adjustment, the Administrative Agent and Parent Borrower shall cooperate in good faith and use commercially reasonable efforts to satisfy any applicable requirements under proposed or final United States Treasury Regulations or other IRS guidance such that the Benchmark Replacement Adjustment is not likely to result in a deemed exchange of any Loan under Section 1001 of the Code. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any Currency: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or (c) in the case of a Term RFR Transition Event for such Currency, the Term RFR Transition Date applicable thereto. For the avoidance of doubt, (A) if the Reference Time for the applicable Benchmark refers to a specific time of day and the event giving rise to the Benchmark Replacement Date for any Benchmark occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such Benchmark and for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark for any Currency (other than Adjusted Eurocurrency Rate for Dollars), the occurrence of one or more of the following events with respect to such Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark for any Currency, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to (a) the Adjusted Eurocurrency Rate for Dollars, the period (if any) (i) beginning at the time that the USD LIBOR Transition Date has occurred pursuant to clause (a) of that definition if, at such time, no Benchmark Replacement has replaced the Adjusted Eurocurrency Rate for Dollars for all purposes hereunder and under any Loan Document in accordance with Section 2.13(c)(i) and (ii) ending at the time that a Benchmark Replacement has replaced the Adjusted Eurocurrency Rate for Dollars for all purposes hereunder and under any Loan Document in accordance with Section 2.13(c)(i) and (b) any then-current Benchmark for any Currency other than the Adjusted Eurocurrency Rate for Dollars, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13(c)(i) and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13(c)(i).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrowers” means the Parent Borrower and the Subsidiary Borrowers. “Borrowing” means (a) Revolving Loans of the same Class and currency, made, converted or continued on the same date to the same Applicable Borrower and, in the case of Term RFR Loans and Eurocurrency Rate Loans, as to which a single Interest Period is in effect, (b) a Swingline Loan or (c) Term Loans of the same Class and currency, made, converted or continued on the same date to the same Applicable Borrower and, in the case of Term RFR Loans and Eurocurrency Rate Loans, as to which a single Interest Period is in effect. “Borrowing Minimum” means (a) with respect to a Revolving Borrowing or Term Borrowing, (i) in the case of a Revolving Borrowing or Term Borrowing denominated in Dollars, $5,000,000, (ii) in the case of a Revolving Borrowing or Term Borrowing denominated in Euros, €5,000,000, (iii) in the case of a Revolving Borrowing denominated in Sterling, £5,000,000 and (iv) in the case of a Revolving Borrowing denominated in Mexican Pesos, Mex$10,000,000, and (b) with respect to a Swingline Loan, (i) in the case of a Swingline Loan denominated in Dollars, $1,000,000, (ii) in the case of a Swingline Loan denominated in Euros, €1,000,000 and (iii) in the case of a Swingline Loan denominated in Sterling, £1,000,000. “Borrowing Multiple” means (a) with respect to a Revolving Borrowing or Term Borrowing, (i) in the case of a Revolving Borrowing or Term Borrowing denominated in Dollars, $1,000,000, (ii) in the case of a Revolving Borrowing or Term Borrowing denominated in Euros, €1,000,000, (iii) in the case of a Revolving Borrowing denominated in Sterling, £1,000,000 and (iv) in the case of a Revolving Borrowing denominated in Mexican Pesos, Mex$5,000,000, and (b) with respect to a Swingline Loan, (i) in the case of a Swingline Loan denominated in Dollars, $100,000, (ii) in the case of a Swingline Loan denominated in Euros, €100,000 and (iii) in the case of a Swingline Loan denominated in Sterling, £100,000. “Borrowing Request” means a request by the Parent Borrower for a Borrowing in accordance with Section 2.03 or 2.04, which shall be substantially in the form of Exhibit B or any other form approved by the Administrative Agent. “Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in Charlotte, North Carolina are closed.

“CAM Exchange” means the exchange of the Lenders’ interests provided for in Section 7.02. “CAM Exchange Date” means the first date on which there shall occur (a) any Event of Default under Section 7.01(f) in respect of the Parent Borrower or (b) an acceleration of Loans pursuant to Section 7.01. “CAM Percentage” means, with respect to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of the Dollar Equivalents (determined on the CAM Exchange Date on the basis of Exchange Rates on such date) of the aggregate Designated Obligations owed to such Lender (whether or not at the time due and payable) immediately prior to the CAM Exchange and (b) the denominator shall be the sum of the Dollar Equivalents (as so determined) of the aggregate Designated Obligations owed to all the Lenders (whether or not at the time due and payable) immediately prior to the CAM Exchange. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, as in effect from time to time, subject to Section 1.04, recorded as capitalized leases. “Captive Insurance Subsidiary” means any Subsidiary of the Parent Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Equivalents” means any of the following types of Investments (including for the avoidance of doubt, cash), to the extent owned by the Parent Borrower or any of its Subsidiaries: (a) Dollars; (b) local currencies held by the Parent Borrower or any of its Subsidiaries from time to time in the ordinary course of business and not for speculation; (c) readily marketable direct obligations issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 12 months or less from the date of acquisition; (d) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, demand deposits, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 (or the foreign currency equivalent thereof as of the date of such investment); (e) repurchase obligations for underlying securities of the types described in clauses (c) and (d) above or clause (h) below entered into with any financial institution meeting the qualifications specified in clause (d) above; (f) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and in each case maturing within 12 months after the date of creation thereof; (g) marketable short-term money market and similar highly liquid funds having a rating of at least P-2 or A-2 from Moody’s or S&P, respectively (or, if at any time neither Moody’s nor

S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (h) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof, in each case having an investment grade rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) with maturities of 12 months or less from the date of acquisition; (i) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (j) investment funds investing substantially all of their assets in securities of the types described in clauses (a) through (i) above; and (k) solely with respect to any Captive Insurance Subsidiary, any investment that a Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law and which is substantially consistent with Investments of the type described in clauses (a) through (j) above. “Cash Management Services” means cash management and related services provided to the Loan Parties, including treasury, depository, return items, overdraft, controlled disbursement, cash sweeps, zero balance arrangements, merchant stored value cards, e-payables, electronic funds transfer, interstate depository network and automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) services and credit cards, credit card processing services, debit cards, stored value cards and commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”) arrangements. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980. “CFC” means (a) any Person that is a “controlled foreign corporation” (within the meaning of Section 957), but only if a U.S. Person that is an Affiliate of a Loan Party is, with respect to such person, a “United States shareholder” (within the meaning of Section 951(b)) described in Section 951(a)(1), and (b) each Subsidiary of any Person described in clause (a). For purposes of this definition, all Section references are to the Code. “CFC Holdco” means any direct or indirect Domestic Subsidiary substantially all of the assets of which consist (directly or indirectly through Persons that are treated as disregarded entities for United States Federal income tax purpose) of Equity Interests in and/or Indebtedness of one or more CFCs. “Change in Law” means the occurrence, after the Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided, however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed a “Change in Law” regardless of the date enacted, adopted, issued or implemented. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of the Parent Borrower or its Subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 40% or more of the Voting Equity Interests in the Parent Borrower; (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election, appointment or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body or (iii) whose election, appointment or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body; (c) any Subsidiary Borrower shall cease to be a direct or indirect Wholly Owned Subsidiary; or (d) any “Change of Control” (or similar term) shall occur under (and as defined in) any document or instrument governing or evidencing any Material Indebtedness. “Charges” has the meaning set forth in Section 9.13. “Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Global Tranche Revolving Loans, Mexican Tranche Revolving Loans, Singaporean Tranche Revolving Loans, USD Term Loans or EUR Term Loans, (b) any Commitment, refers to whether such Commitment is a Global Tranche Revolving Commitment, a Mexican Tranche Revolving Commitment, a Singaporean Tranche Revolving Commitment a USD Term Commitment or a EUR Term Commitment, (c) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is Global Tranche Revolving Credit Exposure, Mexican Tranche Revolving Credit Exposure or Singaporean Tranche Revolving Credit Exposure and (d) any Lender, refers to whether such Lender is a Global Tranche Lender, a Mexican Tranche Lender, a Singaporean Tranche Lender, a USD Term Lender or a EUR Term Lender. It is understood that (i) Global Tranche Revolving Loans, Global Tranche Revolving Commitments, Swingline Loans, Letters of Credit, Global Tranche Revolving Credit Exposure and Global Tranche Lenders are of the same Class, (ii) Mexican Tranche Revolving Loans, Mexican Tranche Revolving Commitments, Mexican Tranche Revolving Credit Exposure and Mexican Tranche Lenders are of the same Class, (iii) Singaporean Tranche Revolving Loans, Singaporean Tranche Revolving Commitments, Singaporean Tranche Revolving Credit Exposure and Singaporean Tranche Lenders are of the same Class, (iv) USD Term Loans, USD Term Commitments and USD Term Lenders are of the same Class and (v) EUR Term Loans, EUR Term Commitments and EUR Term Lenders are of the same Class. “Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means any and all assets, whether tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for the Obligations. “Collateral Reinstatement Event” means, at any time after the occurrence of a Collateral Release Event, the occurrence of either of the following: (a) the Parent Borrower shall cease to have an Investment Grade Rating from either Ratings Agency or (b) the Parent Borrower requests that the Liens and security interests in all Collateral granted by the Loan Parties to secure the Obligations be reinstated. “Collateral Release Event” means the satisfaction of each of the following conditions: (a) no Default or Event of Default shall have occurred and be continuing; (b) the achievement of an Investment Grade Rating from both Rating Agencies (in each case, with a stable or better outlook), (c) immediately after giving effect to such release of Collateral (and any concurrent release of security securing any other Indebtedness), there shall be no other Indebtedness for borrowed money secured by the Collateral outstanding and (d) the Administrative Agent shall have received a certificate from the Parent Borrower certifying to the foregoing in a manner reasonably acceptable to the Administrative Agent. “Collateral Release Period” means each period commencing with the occurrence of a Collateral Release Event and continuing until the occurrence of the next Collateral Reinstatement Event, if any, immediately following such Collateral Release Event. “Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving Commitment and Term Commitments. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable. “Commitment Percentage” means the Global Tranche Percentage, the Mexican Tranche Percentage or the Singaporean Tranche Percentage, as applicable. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications, including through an Electronic System. “Company Person” means any future, current or former officer, director, manager, member, member of management, employee, consultant or independent contractor of the Parent Borrower or any of its Subsidiaries. “Competitor” means, a competitor of the Parent Borrower or any of its subsidiaries (or an affiliate of a competitor that is clearly identifiable based solely on the similarity of its name and that is not a fund or investment vehicle that is primarily engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course) or (y) any other financial institution, in each case, that is identified to the Lead Arranger in writing by the Parent Borrower prior to the date hereof. “Compliance Certificate” means a certificate substantially in the form of Exhibit E or any other form approved by the Administrative Agent. “Conforming Changes” means, with respect to the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day,” the definition of

“Eurocurrency Banking Day”, the definition of “Swingline Foreign Currency Overnight Rate”, the definition of “RFR Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.13 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents); provided that, notwithstanding anything herein to the contrary, no Conforming Changes shall result in a material effect on the timing or amount of payments or borrowings; provided, further, that, in making any Conforming Changes, the Administrative Agent and Parent Borrower shall cooperate in good faith and use commercially reasonable efforts to satisfy any applicable requirements under proposed or final United States Treasury Regulations or other IRS guidance such that such Conforming Changes are not likely to result in a deemed exchange of any Loan under Section 1001 of the Code. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, with respect to any Measurement Period, an amount equal to Consolidated Net Income of the Parent Borrower and its Subsidiaries for such Measurement Period, plus, without duplication, (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges; (ii) the provision for Federal, state, local and foreign income taxes payable (including franchise and similar taxes based on net income); (iii) depreciation and amortization expense; (iv) extraordinary, unusual or non-recurring non-cash charges, expenses or losses (including, without duplication, non-cash reengineering and impairment charges and write-off of goodwill and intangibles) and non-cash charges for deferred tax asset valuation allowances; (v) any non-cash impairment charges or asset write-off resulting from the application of ASC 350; (vi) any non- cash expense realized or resulting from any employee benefit plans, post-employment benefit plans, deferred stock compensation plan or grants of stock appreciation or similar rights, stock options, restricted stock or other rights to officers, directors and employees of the Parent Borrower or any of its Subsidiaries; (vii) any write-off of deferred costs incurred in connection with the Existing Credit Agreements and related interest rate Swap Contracts and any other losses arising from the early extinguishment of Indebtedness or obligations under Swap Contracts; (viii) non-cash losses or expenses resulting from fair value accounting required by Auditing Standards Update No. 133; and (ix) any reasonable expenses or charges related to any equity offering, Investment, acquisition, disposition, recapitalization or Indebtedness permitted to be incurred under this Agreement, including a refinancing thereof (whether or not successful), including such reasonable fees, expenses or charges related to the Transactions; in each case, of or by the Parent Borrower and its Subsidiaries for such Measurement Period, and minus, without duplication, (b) (i) to the extent included in calculating such Consolidated Net Income, Federal, state, local and foreign income tax credits; (ii) any amounts paid in cash during such Measurement Period in respect of any non-cash charges, expenses or losses added back pursuant to clause (a)(iv) above in any prior period; (iii) to the extent included in calculating such Consolidated Net Income, all extraordinary, unusual or non-recurring non-cash items increasing Consolidated Net Income; and (iv) gains arising from the early extinguishment of Indebtedness or obligations under Swap Contracts, in each case of or by the Parent Borrower and its Subsidiaries for such Measurement Period; provided that Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any Disposition, other than Dispositions of inventory or other Dispositions in the ordinary course of business. For the purposes of calculating Consolidated EBITDA for any Measurement Period, if at any time during such Measurement Period the Parent Borrower or any Subsidiary shall have made any Material Disposition or Material Acquisition, then the Consolidated EBITDA for such Measurement Period shall be calculated after giving Pro Forma Effect thereto. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Parent Borrower and its Subsidiaries on a consolidated basis, the sum, in each case, without duplication, of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Loans outstanding hereunder) and all obligations evidenced by bonds, debentures, notes or other similar instruments, (b) all purchase money Indebtedness, (c) all outstanding reimbursement obligations in respect of drawings made under letters of credit (including standby and commercial letters of credit constituting Indebtedness), bankers’ acceptances, bank guaranties and similar instruments, (d) all obligations to pay the deferred purchase price of property or services to the extent constituting Indebtedness (other than any obligations in respect of an Employee Benefit Arrangement), (e) all Attributable Indebtedness, (f) all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Parent Borrower or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Parent Borrower or a Subsidiary is a general partner or joint venturer to the extent that the Parent Borrower or such Subsidiary is legally liable therefor as a result of its ownership interest in such entity or is contractually liable therefor by operation of its charter or other governing documents, unless such Indebtedness is expressly made non- recourse to the Parent Borrower or such Subsidiary. “Consolidated Interest Charges” means, for any Measurement Period, the sum, without duplication, of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money or Swap Contracts (excluding any impairment charge arising by reason of the refinancing of any Indebtedness), or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP and (b) the portion of rent expense under Capitalized Leases that is treated as interest in such Measurement Period in accordance with GAAP, in each case, of or by the Parent Borrower and its Subsidiaries. For the purposes of calculating Consolidated Interest Charges for any Measurement Period, if at any time during such Measurement Period the Parent Borrower or any Subsidiary shall have made any Material Disposition or Material Acquisition, then the Consolidated Interest Charges for such Measurement Period shall be calculated after giving Pro Forma Effect thereto. “Consolidated Interest Coverage Ratio” means, at any date of determination, the ratio of (a) Consolidated EBITDA for the then most recently completed Measurement Period to (b) the Consolidated Interest Charges for such Measurement Period. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of the last day of the then most recently completed Measurement Period to (b) Consolidated EBITDA for such Measurement Period. “Consolidated Net Income” means, with respect to any Measurement Period, the net income of the Parent Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such Measurement Period. “Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness minus up to $100,000,000 of Unrestricted Cash and Cash Equivalents, in each case as of the last day of the then most recently completed Measurement Period, to (b) Consolidated EBITDA for such Measurement Period.

“Consolidated Secured Funded Indebtedness” means, as of any date of determination, all Consolidated Funded Indebtedness (including, for the avoidance of doubt, Indebtedness outstanding under this Agreement) outstanding as of such date that is secured by a Lien on any assets of Parent Borrower or any of its Subsidiaries. “Consolidated Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Secured Funded Indebtedness minus up to $100,000,000 of Unrestricted Cash and Cash Equivalents, in each case as of the last day of the then most recently completed Measurement Period, to (b) Consolidated EBITDA for such Measurement Period. “Consolidated Total Assets” means, as of any date of determination, the total assets of the Parent Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Parent Borrower delivered pursuant to Section 5.01(a) or (b) (it being understood that, for purposes of determining compliance of a transaction with any restriction set forth in Article VI that is based upon a specified percentage of Consolidated Total Assets, compliance of such transaction with the applicable restriction shall be determined solely with reference to Consolidated Total Assets as determined above in this definition as of the date of such transaction). “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Entity” means (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning set forth in Section 9.21(b). “Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Credit Exposure at such time plus (b) an amount equal to the aggregate principal amount of its Term Loans and, if applicable, Incremental Term Loans outstanding at such time. “Currencies” means Dollars and each Foreign Currency, and “Currency” means any of such Currencies. “Daily Simple RFR Loan” means any Loan that bears interest at a rate based on Adjusted Daily Simple SOFR or Daily Simple SONIA other than pursuant to clause (c) of the definition of “Base Rate”. “Daily Simple SONIA” means, for any RFR Rate Day, a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Sterling, the greater of (i) SONIA for the day (such day, a “Sterling RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m. (London time) on the second (2nd) RFR Business

Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to SONIA has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SONIA for no more than three (3) consecutive RFR Rate Days and (ii) the Floor. Any change in Daily Simple SONIA due to a change in the SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Parent Borrower. “Dart” means Dart Industries Inc., a Delaware corporation and a Subsidiary of the Parent Borrower. “Dart IP Security Agreement” means the Intellectual Property Security Agreement, dated as of the Effective Date, by and between Dart and the Administrative Agent, for the benefit of the Secured Parties. “Dart Security Agreement” means the Security Agreement, dated as of the Effective Date, by and between Dart and the Administrative Agent, for the benefit of the Secured Parties, with respect to Dart’s interest in the Material Marks and other Collateral (as defined therein). “Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Loan Party or any of its Subsidiaries. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, examinership, court protection, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, judicial management, reorganization, or similar debtor relief laws of the United States, Mexico, Switzerland, Singapore or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, including the Mexican Ley de Concursos Mercantiles. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) in the case of a Lender that is a Global Tranche Lender, to fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) to pay over to any Specified Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular Default, if any) has not been satisfied, (b) has notified the Parent Borrower or any Specified Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular Default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Specified Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and, in the case of a Lender that is a Global Tranche Lender, participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Specified Party’s receipt of such certification in form and substance reasonably satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event or Bail-In Action. “Designated Cash Management Obligations” means the due and punctual payment and performance of all obligations of the Loan Parties in respect of any Cash Management Services provided to the Loan Parties that are (a) owed to the Administrative Agent, any Arranger or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, (b) owed on the Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred, including, in each case, obligations with respect to fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations accruing, at the rate specified therein, or incurred during the pendency of any proceeding under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding); provided that, other than any such obligations owing to the Administrative Agent or an Affiliate thereof, obligations in respect of such Cash Management Services have been designated as “Designated Cash Management Obligations” by written notice from the Parent Borrower or the applicable holders thereof to the Administrative Agent in form and detail reasonably satisfactory to the Administrative Agent. “Designated Non-Cash Consideration” means the fair market value (as determined in good faith by the Parent Borrower) of any non-cash consideration received by the Parent Borrower or a Subsidiary in connection with a Disposition pursuant to Section 6.04(m) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash or Cash Equivalents within one hundred eighty days following the consummation of the applicable Disposition). “Designated Obligations” means all obligations of the Borrowers with respect to (a) principal of and interest on the Loans, (b) participations in Swingline Loans funded (or required to be funded as provided in Section 7.02) by the Global Tranche Lenders, (c) unreimbursed LC Disbursements and interest thereon and (d) all commitment fees and Letter of Credit participation fees. “Designated Person” means any Person listed on a Sanctions List. “Designated Subsidiary” means (a) Dart and (b) each other Domestic Subsidiary of the Parent Borrower, other than, in the case of this clause (b), (i) any Domestic Subsidiary that is not Wholly Owned by the Parent Borrower, (ii) unless otherwise agreed by the Parent Borrower, any Domestic Subsidiary that is not a Material Subsidiary, (iii) any Domestic Subsidiary that is prohibited or restricted by applicable law or, in the case of any Domestic Subsidiary that is acquired after the Effective Date, by any Contractual Obligation existing on the date such Domestic Subsidiary is acquired (and not created in anticipation thereof) from providing a Guarantee of the Obligations or that would require consent, approval, license or authorization of any Governmental Authority to provide a Guarantee of the Obligations (unless such consent, approval, license or authorization has been received), (iv) any Domestic Subsidiary that is a Captive Insurance Subsidiary, (v) any Domestic Subsidiary that is a not-for-profit Subsidiary, (vi) any Domestic Subsidiary with respect to which the Administrative Agent, after consultation with the Parent Borrower, determines that the cost of providing a Guarantee of the Obligations shall be excessive in relation to the benefit to be afforded to the Lenders therefrom, (vii) any Subsidiary to the extent a guarantee by such

Subsidiary would result in material adverse tax consequences to the Parent Borrower and its Subsidiaries, as reasonably determined by the Parent Borrower in good faith in consultation with the Administrative Agent and (viii) any Domestic Subsidiary that is a CFC or CFC Holdco or a direct or indirect Subsidiary of a CFC or CFC Holdco; provided that any Domestic Subsidiary that is excluded from being a Designated Subsidiary under any of the foregoing clauses shall automatically cease to be so excluded at such time as the condition causing it to be so excluded shall be remedied or shall cease to be in effect. “Designated Swap Obligations” means the due and punctual payment and performance of all obligations of the Loan Parties under each Swap Contract that (a) is with a counterparty that is, or was on the Effective Date, the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, whether or not such counterparty shall have been the Administrative Agent, an Arranger or an Affiliate of any of the foregoing at the time such Swap Contract was entered into, (b) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) is entered into after the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Contract is entered into, including, in each case, obligations with respect to payments for early termination, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations accruing, at the rate specified therein, or incurred during the pendency of any proceeding under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding); provided that, if such obligations are owing to any Person other than the Administrative Agent or an Affiliate thereof, such obligations shall be “Designated Swap Obligations” only if so designated by written notice from the Parent Borrower or the applicable holders thereof to the Administrative Agent in form and detail reasonably satisfactory to the Administrative Agent. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including pursuant to a sale and leaseback transaction or by way of merger or consolidation) of any property (including the Equity Interests in a Subsidiary, but excluding Equity Interests in the Parent Borrower) of any Person by such Person (including the issuance by any Subsidiary of Equity Interests, other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law). “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition: (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale as long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event is subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable); (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part; (c) provides for the scheduled payments of dividends in cash; or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests; in each case prior to the Latest Maturity Date of the Loans at the time of issuance; provided that if such Equity Interests are issued pursuant to a plan for the benefit of future, current or former employees, directors, or officers of the Parent Borrower or its Subsidiaries or by any such plan to such employees, directors or officers, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Parent Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s or officer’s termination, death or disability. “Disqualified Institution” means, on any date, (a) any Person designated by the Parent Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to Effective Date and (b) any other Person that is a Competitor of the Parent Borrower or any of its Subsidiaries, which Person has been designated by the Parent Borrower as a “Disqualified Institution” by written notice to the Administrative Agent (which such notice shall specify such Person by exact legal name); provided that “Disqualified Institutions” shall exclude any Person that the Parent Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time; provided further that any bona fide debt fund or investment vehicle that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any Person Controlling, Controlled by or under common Control with such Competitor or its Controlling owner and for which no personnel involved with the competitive activities of such Competitor or Controlling owner (i) makes any investment decisions for such debt fund or (ii) has access to any confidential information (other than publicly available information) relating to the Parent Borrower and its Subsidiaries shall be deemed not to be a Competitor of the Parent Borrower or any of its Subsidiaries. “Dividing Person” has the meaning set forth in the definition of “Division”. “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person that retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in Dollars, such amount, and (b) with respect to any amount in any Foreign Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent pursuant to Section 1.05(a) using the Exchange Rate with respect to such Foreign Currency at the time in effect under the provisions of such Section. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “Domestic Subsidiary” means a Subsidiary organized under the laws of any State of the United States or the District of Columbia. “DQ List” has the meaning assigned thereto set forth in Section 9.04(i). “Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

“Early Opt-in Election” means the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Parent Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Parent Borrower to trigger a fallback from the Adjusted Eurocurrency Rate for Dollars and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent. “EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, SyndTrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (ii) the Parent Borrower or any Subsidiary or other Affiliate thereof or (iii) any Disqualified Institution. For the avoidance of doubt, any Disqualified Institution is subject to Section 9.04(i). “Employee Benefit Arrangement” means any employee benefit plan, program, policy, practice or other arrangement providing benefits to any current or former employee, officer or director of the Parent Borrower or any of its Subsidiaries or any beneficiary or dependent thereof that is sponsored or maintained by the Parent Borrower or any of its Subsidiaries or to which the Parent Borrower or any of its Subsidiaries contributes or is obligated to contribute, including any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock option, restricted stock, severance, employment, change of control or fringe benefit plan, agreement, program or policy. “EMU Legislation” means the legislative measures of the European Council for the introduction of changeover to or operation of a single or unified European currency. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions by any Governmental Authority relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock in (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock in (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock in (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting; provided that Indebtedness that is convertible into any such Equity Interests shall not, prior to the conversion thereof, constitute an Equity Interest. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Parent Borrower within the meaning of Section 414(b) or 414(c) of the Code (and Sections 414(m) and 414(o) of the Code for purposes of provisions relating to Section 412 or 430 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Parent Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Parent Borrower or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA or routine claims for benefits, upon the Parent Borrower or any ERISA Affiliate. “Erroneous Payment” has the meaning assigned thereto in Section 8.03. “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 8.03. “Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 8.03. “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 8.03. “ESTR” means, for any day: (a) a rate per annum equal to the Euro Short Term Rate for such day published by the ESTR Administrator on the ESTR Administrator’s Website; or (b) if the rate otherwise to be determined by clause (a) is not available for ESTR for any day, the applicable ESTR shall the equal the rate notified to the Administrative Agent by the Swingline Lender as soon as practicable, and in any event before interest is due to be paid in respect of that Swingline Loan, to be that which expresses as a percentage rate per annum the cost to the relevant Swingline Lender of funding its participation in that Swingline Loan for that day from whatever source it may reasonably select; provided that if any day is not a TARGET Day, ESTR on that day will be ESTR applicable on the immediately preceding TARGET Day. “ESTR Administrator” means the European Central Bank (or any successor administrator of the Euro Short Term Rate). “ESTR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the ESTR Administrator from time to time. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EUR Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a EUR Term Loan, expressed as an amount representing the maximum principal amount of the EUR Term Loan to be made by such Lender, as such commitment may be reduced or increased from time to time pursuant the terms hereof. The initial amount of each Lender’s EUR Term Commitment is set forth on Schedule 2.01 opposite such Lender’s name under the heading “EUR Term Commitment”. The aggregate amount of the Lenders’ EUR Term Commitment on the Effective Date is €176,000,000. “EUR Term Lender” means a Lender having a EUR Term Commitment or an outstanding EUR Term Loan. “EUR Term Loan” means a term loan made to the Swiss Subsidiary Borrower by the EUR Term Lenders pursuant to Section 2.01(e).

“EUR Term Maturity Date” means November 23, 2026; provided that if such date shall not be a Business Day, then the “EUR Maturity Date” shall be the immediately preceding Business Day. “EURIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “EURIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Euro” and “€” mean the single currency of the Participating Member States introduced in accordance with the EMU Legislation. “Eurocurrency Banking Day” means, (a) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, a London Banking Day, (b) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day and (c) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Mexican Pesos, any day (other than a Saturday or Sunday) on which banks are open for business in Mexico City, Mexico; provided, that for purposes of notice requirements in Sections 2.03 and 2.10, in each case, such day is also a Business Day. “Eurocurrency Rate” means, (a) for any Eurocurrency Rate Loan for any Interest Period: (i) denominated in Dollars, the greater of (A) the rate of interest per annum equal to the London interbank offered rate for deposits in Dollars (“USD LIBOR”) as administered by the IBA, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “USD LIBOR Rate”), at approximately 11:00 a.m. (London time) on the applicable Rate Determination Date; and (B) the Floor; (ii) denominated in Euros, the greater of (A) the rate of interest per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “EURIBOR Rate”), at approximately 11:00 a.m. (Brussels time) on the applicable Rate Determination Date and (B) the Floor; and (iii) denominated in Mexican Pesos, the greater of (A) the rate of interest per annum equal to the Interbanking Equilibrium Interest Rate (“TIIE”), or a comparable or successor rate which rate is approved by the Administrative Agent (in each case, the “TIIE Rate”), as published by Banco de México in the Federation’s Official Gazette (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 2:00 p.m. (Mexico City, Mexico time) on the Rate Determination Date and (B) the Floor; and (b) for any rate calculation with respect to a Base Rate Loan on any date, the rate of interest per annum equal to USD LIBOR as administered by the IBA, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to one month, at approximately 11:00 a.m. (London time) two (2) Eurocurrency Banking Days prior to the date of such calculation.

“Eurocurrency Rate Loan” means any Loan bearing interest at a rate based on the Adjusted Eurocurrency Rate other than pursuant to clause (c) of the definition of “Base Rate”. “Eurocurrency Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the FRB for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage. “Event of Default” has the meaning set forth in Section 7.01. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. “Exchange Rate” means, for a Currency, the rate determined for such Currency by the Administrative Agent or the applicable Issuing Bank (with notice to the Administrative Agent), as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such Currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or such Issuing Bank may obtain such spot rate from another financial institution designated by the Administrative Agent or such Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such Currency; provided further that such Issuing Bank may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in a Foreign Currency. “Exchange Rate Date” means (a) with respect to any Loan, each of the following: (i) each date of a borrowing of an RFR Loan or a Eurocurrency Rate Loan denominated in a Foreign Currency, as applicable, but only as to the amounts so borrowed on such date, (ii) each date of a continuation of an RFR Loan or a Eurocurrency Rate Loan, as applicable, denominated in a Foreign Currency pursuant to the terms of this Agreement, but only as to the amounts so continued on such date, and (iii) if an Event of Default has occurred and is continuing, such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit denominated in a Foreign Currency, each of the following: (i) each date of issuance, amendment or extension of such Letter of Credit, but only as to the Letter of Credit so issued, amended or extended on such date, (ii) the first Business Day of each calendar month commencing after the date of issuance of such Letter of Credit, (iii) each date of any payment by the applicable Issuing Bank under any Letter of Credit denominated in a Foreign Currency, but only as to the Letter of Credit that is paid on such date, (iv) [reserved] and (v) if an Event of Default has occurred and is continuing, such additional dates as the Administrative Agent or the applicable Issuing Bank (with notice thereof to the Administrative Agent) shall determine or the Required Lenders shall require. “Excluded Assets” means (a) any motor vehicles and other assets subject to certificates of title, except to the extent perfection of a security interest therein may be accomplished by the filing of a Uniform Commercial Code financing statement or an equivalent thereof in appropriate form in the applicable jurisdiction; (b) commercial tort claims as to which the claim thereunder is less than $5,000,000, (c) (i) any assets to the extent a security interest may not be granted in such assets as a matter of applicable law and (ii) any lease, license, contract or agreement or any rights or interests thereunder if and for so long as the grant of a security interest therein would (A) constitute or result in (1) the unenforceability of any right, title or interest of the Parent Borrower or any Subsidiary Guarantor in or (2) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract or agreement (other than to the extent that any such law or term would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law), or (B) require a governmental or other third party consent, approval, license or authorization (after giving effect to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law), (d) any property subject to a purchase money security interest or Capitalized Lease if and for so long as the grant of a security interest therein would constitute or result in a breach or a default under the related agreements (other than to the extent that such breach or default would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law), (e) any governmental licenses or state or local franchises, charters and authorizations if and for so long as the grant of a security interest therein is prohibited or restricted thereby (other than to the extent that such restriction or prohibition would be rendered ineffective pursuant to the anti-non assignment provisions of the Uniform Commercial Code or other applicable law), (f) Equity Interests in any Person that is not a Wholly Owned Subsidiary to the extent a security interest therein would be prohibited under Organization Documents or shareholder agreements of such Person (and the Parent Borrower and the Subsidiary Guarantors shall not be required to seek the consent of third parties thereunder), (g) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, but only to the extent that the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable United States Federal law, (h) any assets to the extent a security interest in such assets would result in material adverse tax consequences to the Parent Borrower and its Subsidiaries, as reasonably determined by the Parent Borrower, provided that such assets shall have been identified by the Parent Borrower in writing to the Administrative Agent, (i) “letter of credit rights”, except to the extent constituting a “supporting obligation” of other Collateral as to which perfection of a security interest therein may be accomplished by the filing of a Uniform Commercial Code financing statement or an equivalent thereof in appropriate form in the applicable jurisdiction, (j) any Voting Equity Interests of (i) any first tier CFC and (ii) any first tier CFC Holdco, in each case, in excess of 65% of the issued and outstanding Voting Equity Interests of any such Person, (k) any Voting Equity Interests of (i) any non-first tier CFC and (ii) any non-first tier CFC Holdco or (l) any real property, whether owned or leased; provided that the term “Excluded Assets” shall not include any proceeds or products of any of the foregoing (unless such proceeds or products themselves would constitute assets described in clauses (a) through (l) above). “Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Designated Swap Obligation if, and to the extent that, all or a portion of the Guarantee by such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Designated Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule or regulation promulgated thereunder or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement”, as defined in the Commodity Exchange Act, that supports the obligations of such Subsidiary Guarantor and any and all Guarantees of such Subsidiary Guarantor’s Swap Obligations by the other Loan Parties) at the time the Guarantee of such Subsidiary Guarantor becomes effective with respect to such Swap Obligations or such Swap Obligations become secured by such security interest. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax

(or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, Singaporean or U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Parent Borrower under Section 2.18) or (ii) such Lender changes its Lending Office, except, in each case, to the extent that, pursuant to Section 2.16, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.16(f), (d) any U.S. federal withholding Taxes imposed under FATCA and (e) any Mexican withholding Taxes imposed on amounts payable under this Agreement or any other Loan Document to or for the account of any Lender in excess of the Mexican withholding Taxes that would have been imposed had the Lender been a Qualified Lender at the time of payment. Notwithstanding anything contained to the contrary herein, any Taxes arising as a result of the operation of the CAM Exchange shall not be “Excluded Taxes.” “Existing Credit Agreements” means, collectively, (a) that certain Credit Agreement dated as of March 29, 2019 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof) by and among the Parent Borrower and the Subsidiary Borrowers, as borrowers, JPMorgan Chase Bank, N.A. as administrative agent, and the lenders party thereto (the “Existing Revolving Credit Agreement”), (b) that certain credit agreement dated as of December 3, 2020 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof) by and among the Parent Borrower, Alter Domus (US) LLC, as administrative agent and collateral agent, and the lenders party thereto and (c) that certain credit agreement dated as of December 3, 2020 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof) by and among Dart, as borrower, the Parent Borrower, as a guarantor, Alter Domus (US) LLC, as administrative agent and collateral agent, and the lenders party thereto. “Existing Revolving Credit Agreement” has the meaning assigned thereto in the definition of “Existing Credit Agreements”. “FATCA” means Sections 1471 through 1474 of the Code, as of the Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements entered into in connection with the implementation of such Sections of the Code. “FCA” has the meaning assigned thereto in Section 1.07. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Floor” means a rate of interest equal to 0%. “Foreign Currency” means each of (a) Euros, (b) Sterling, and (c) Mexican Pesos.

“Foreign Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Foreign Currency as determined by the Administrative Agent or the applicable Issuing Bank (with notice thereof to the Administrative Agent), as the case may be, in its sole discretion by reference to the most recent Exchange Rate (as determined in respect of the most recent Exchange Rate Date) for the purchase of such Foreign Currency with Dollars. “Foreign Government Scheme or Arrangement” has the meaning set forth in Section 3.12(d). “Foreign Plan” has the meaning set forth in Section 3.12(d). “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that, subject to Section 1.04, are applicable to the circumstances as of the date of determination, consistently applied. “GDPR” means the European Union General Data Protection Regulation, Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016. “Global Tranche Borrowers” means (a) the Parent Borrower and (b) the Swiss Subsidiary Borrower. “Global Tranche Lender” means a Lender with a Global Tranche Revolving Commitment or a Global Tranche Revolving Credit Exposure. “Global Tranche Percentage” means, with respect to any Global Tranche Lender at any time, the percentage of the Aggregate Global Tranche Revolving Commitments represented by such Global Tranche Lender’s Global Tranche Revolving Commitment at such time; provided that, for purposes of Section 2.19 when a Defaulting Lender that is a Global Tranche Lender shall exist, the term “Global Tranche Percentage” shall mean, with respect to any Global Tranche Lender at any such time, the percentage of the Aggregate Global Tranche Revolving Commitments (disregarding such Defaulting Lender’s Global Tranche Revolving Commitment) represented by such Lender’s Global Tranche Revolving Commitment at such time. If the Global Tranche Revolving Commitments have terminated or expired, the Global Tranche Percentages shall be determined based upon the Global Tranche Revolving Commitments most recently in effect, giving effect to any assignments and to any Global Tranche Lender’s status as a Defaulting Lender at the time of determination. “Global Tranche Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Global Tranche Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Global Tranche Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to the terms hereof. The initial amount of each Lender’s Global Tranche Revolving Commitment is set forth on Schedule 2.01, in the Assignment and Assumption or in the Incremental Amendment pursuant to which such Lender shall have assumed or provided its Global Tranche Revolving Commitment, as applicable. As of the Effective Date, the aggregate amount of the Global Tranche Revolving Commitments is $450,000,000. “Global Tranche Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate amount of (a) the sum of the Dollar Equivalents of such Lender’s outstanding Global Tranche Revolving Loans at such time, (b) such Lender’s LC Exposure at such time and (c) such Lender’s Swingline Exposure at such time. “Global Tranche Revolving Loans” means revolving loans made to the Global Tranche Borrowers by the Lenders pursuant to Section 2.01(a). “Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national body exercising such powers or functions, such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien) up to the value of such assets; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guidelines” means, together, the: (a) guideline S-02.123 in relation to interbank loans of 22 September 1986 (Merkblatt Verrechnungssteuer auf Zinsen von Bankguthaben, deren Gläubiger Banken sind (Interbankguthaben) vom 22 September 1986); (b) guideline S-02.130.1 in relation to money market instruments and book claims of April 1999 (Merkblatt vom April 1999 betreffend Geldmarktpapiere und Buchforderungen inländischer Schuldner); (c) circular letter no. 34 of 26 July 2011 (1.034-V-2011) in relation to deposits (Kreisschreiben Nr. 34 betreffend Kundenguthaben vom 26. Juli 2011);

(d) circular letter no. 15 of 3 October 2017 (1-015-DVS-2017) in relation to bonds and derivative financial instruments as subject matter of taxation of Swiss federal income tax, Swiss withholding tax and Swiss stamp taxes (Kreisschreiben Nr. 15 “Obligationen und derivative Finanzinstrumente als Gegenstand der direkten Bundessteuer, der Verrechnungssteuer und der Stempelabgaben” vom 3. Oktober 2017); (e) circular letter No. 46 of 24 July 2019 (1-046-VS-2019) in relation to syndicated credit facilities (Kreisschreiben Nr. 46 betreffend steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen vom 24. Juli 2019); (f) circular letter No. 47 of 25 July 2019 (1-047-V-2019) in relation to bonds (Kreisschreiben Nr. 47 betreffend Obligationen vom 25. Juli 2019); and (g) notice 010-DVS-2019-d in relation to withholding tax treatment of credit balances within the group of 5 February 2019; each as issued, amended or substituted from time to time by the Swiss Federal Tax Administration or as substituted or superseded or overruled by any law, statute, ordinance, court decision, regulation or the like as in force from time to time. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, mold, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hostile Acquisition” means any Acquisition that has not been approved by the board of directors or similar body of the Person to be acquired. “IBA” has the meaning assigned thereto in Section 1.07. “Idle Properties” means the following properties: (a) an unimproved parcel located in Rio de Janeiro, Brazil, (b) the unimproved real estate located in Jerome, Idaho, (c) the unimproved real estate located in Neshanic Station, New Jersey, (d) an unimproved parcel in Reservoir, Victoria, Australia, (e) the real estate located in or around Tours, France, together with the buildings, warehouse, office space and improvements thereof, and (f) the real estate located in or around Carrollton, Texas, together with the buildings, warehouse, office space and improvements thereof (i.e., the former BeautiControl, Inc. facility). “Increase Effective Date” has the meaning assigned thereto in Section 2.20(c). “Incremental Amendment” has the meaning assigned thereto in Section 2.20(f). “Incremental Facilities Limit” means, with respect to any proposed incurrence of any Incremental Increase under Section 2.20, an amount equal to the sum of: (a) the amount of additional Indebtedness that would cause the Consolidated Secured Net Leverage Ratio as of the most recently completed Measurement Period prior to the incurrence of such additional Indebtedness (or, in the case of any additional Indebtedness the proceeds of which will finance a substantially concurrent Limited Condition Acquisition, the LCA Test Date), calculated on a pro forma basis after giving effect to the incurrence of such additional Indebtedness and any Limited Condition Acquisition to be consummated using the proceeds of such additional Indebtedness and assuming that any proposed Incremental Global Tranche Revolving Increase is fully drawn at such time, not to exceed 3.00 to 1.00; plus (b) an amount equal to the sum of (i) $250,000,000 plus (ii) the sum of (A) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.10(b)(i) plus (B) the aggregate amount of all optional prepayments of Revolving Loans of any Class (solely to the extent accompanied by permanent optional reductions in the Revolving Commitment of such Class), in each case to the extent such prepayments are not funded with the proceeds of Indebtedness that, in accordance with GAAP, constitutes, or when incurred, constituted a long-term liability less (iii) the total aggregate initial principal amount (as of the date of incurrence thereof) of all Incremental Increases, in each case previously incurred under this clause (b). Unless the Parent Borrower otherwise notifies the Administrative Agent, if all or any portion of any Incremental Increases would be permitted under clause (a) above on the applicable date of incurrence, such Incremental Increases (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (a) above prior to the utilization of any amount available under clause (b) above. Additionally, any amount incurred under clause (b) above may be, at the option of the Parent Borrower, reallocated after incurrence such that it may be included in the additional amount calculated under clause (a) to the extent that such amount would have been permitted to be incurred under clause (a) as of the date of such reallocation. Furthermore, notwithstanding anything to the contrary contained herein, for purposes of calculating the Consolidated Secured Net Leverage Ratio, (1) the proceeds from any additional Indebtedness incurred pursuant to any Incremental Increase shall not be netted in the denominator of such calculation and (2) all Indebtedness incurred pursuant to any Incremental Increase shall be secured Indebtedness. “Incremental Global Tranche Revolving Increase” has the meaning assigned thereto in Section 2.20(a). “Incremental Increase” has the meaning assigned thereto in Section 2.20(a). “Incremental Lender” has the meaning assigned thereto in Section 2.20(b). “Incremental Term Loan” has the meaning assigned thereto in Section 2.20 (a). “Incremental Term Loan Commitment” has the meaning assigned thereto in Section 2.20 (a). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial letters of credit, but excluding cash-collateralized letters of credit to the extent such cash collateral is permitted under Section 6.01), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and not past due for more than 90 days after the date on which such trade account was by its terms due, (ii) deferred compensation payable to directors, officers or employees of such Person and (iii) any earn-out or other purchase price adjustment incurred in connection with an Acquisition); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; all Attributable Indebtedness of such Person; and (f) all Guarantees of such Person in respect of any of the foregoing of any other Person. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer to the extent that such Person is legally liable therefor as a result of its ownership interest in such entity or is contractually liable therefor by operation of its charter or other governing documents, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Loan Party under any Loan Document and (b) Other Taxes. “Indemnitee” has the meaning set forth in Section 9.03(b). “Information” has the meaning set forth in Section 9.12. “Initial RFR Loan” means an RFR Loan that would have borne interest based upon a Daily Simple SONIA or a Term RFR on the Effective Date. Loans denominated in Sterling are Initial RFR Loans. “Insurance and Condemnation Event” means the receipt by any Loan Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property. “Intercompany Note” means a promissory note substantially in the form of Exhibit J. “Interest Election Request” means a request by the Parent Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.06, which shall be substantially in the form of Exhibit C or any other form approved by the Administrative Agent and the Parent Borrower. “Interest Payment Date” means (a) as to any Base Rate Loan or Daily Simple RFR Loan, the last Business Day of each March, June, September and December and the Applicable Maturity Date and (b) as to any Eurocurrency Rate Loan or Term RFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period; provided, that each such three-month interval payment day shall be the immediately succeeding Business Day if such day is not a Business Day, unless such day is not a Business Day but is a day of the relevant month after which no further Business Day occurs in such month, in which case such day shall be the immediately preceding Business Day and the Applicable Maturity Date. “Interest Period” means, as to any Loan, the period commencing on the date such Loan is disbursed or converted to or, with respect to any Eurocurrency Rate Loan or Term RFR Loan, continued as a Eurocurrency Rate Loan or Term RFR Loan, as applicable, and (x) as to each Eurocurrency Rate Loan (other than a Eurocurrency Rate Loan denominated in Mexican Pesos), ending on the date one (1), three (3) or six (6) months thereafter and (y) as to each Eurocurrency Rate Loan denominated in Mexican Pesos, ending on the date 28 days (4 weeks), 91 days (13 weeks) or 182 days (26 weeks) thereafter, in each case as selected by the applicable Borrower in its Borrowing Request or Interest Election Request and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any Eurocurrency Rate Loan or Term RFR Loan, as applicable, and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Applicable Maturity Date, and Interest Periods shall be selected by the Borrowers so as to permit the Borrowers to make the quarterly principal installment payments pursuant to Section 2.09 without payment of any amounts pursuant to Section 2.15; (e) there shall be no more than fifteen (15) Interest Periods in effect at any time; and (f) no tenor that has been removed from this definition pursuant to Section 2.13(c)(iv) shall be available for specification in any Borrowing Request or Interest Election Request. “Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in the Parent Borrower’s internal controls over financial reporting, in each case as described in the Securities Laws. “Investment” means, with respect to any Person, that such Person (a) purchases, owns, invests in or otherwise acquires (in one transaction or a series of transactions), by division or otherwise, directly or indirectly, any Equity Interests, interests in any partnership or joint venture (including the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, (b) makes any Acquisition or (c) makes or holds, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person. “Investment Grade Rating” means the achievement of public corporate/corporate family ratings of the Parent Borrower of at least (in each case, with a stable or better outlook) (a) Baa3 from

Moody’s or (b) BBB- from S&P. In the event that any Rating Agency changes its rating system, the referenced ratings shall be the ratings equivalent to the above-denominated ratings prior to giving effect to such change, as reasonably determined by the Administrative Agent. “IP Collateral” means any Collateral in the form of IP Rights. “IP Rights” has the meaning set forth in Section 3.17. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means (a) Wells Fargo and (b) each other Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(i) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(i)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank (provided such Affiliate is a Qualifying Bank), in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall cause such Affiliate to comply with the requirements of Section 2.05 with respect to such Letters of Credit). “Issuing Bank Agreement” has the meaning set forth in Section 2.05(i). “Judgment Currency” has the meaning set forth in Section 9.15(b). “Junior Debt” has the meaning set forth in Section 6.12. “Junior Debt Repayment” has the meaning set forth in Section 6.12. “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan, any Incremental Term Loan or any Revolving Commitment. “LC Commitment” means, with respect to any Issuing Bank, the maximum permitted amount of the LC Exposure that may be attributable to Letters of Credit issued by such Issuing Bank. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 2.05 or, in the case of any Issuing Bank that becomes an Issuing Bank hereunder pursuant to Section 2.05(i), in its Issuing Bank Agreement. The LC Commitment of any Issuing Bank may be increased or reduced by written agreement between such Issuing Bank and the Parent Borrower, provided that a copy of such written agreement shall have been delivered to the Administrative Agent. “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. The amount of any LC Disbursement made by an Issuing Bank in a Foreign Currency and not reimbursed by or on behalf of the Applicable Borrower shall be determined as set forth in Section 2.05(e) or 2.05(k), as applicable. “LC Exposure” means, at any time, (a) the sum of the Dollar Equivalents of the undrawn amounts of all outstanding Letters of Credit at such time plus (b) the sum of the Dollar Equivalents of the amounts of all LC Disbursements that have not yet been reimbursed by or on behalf of the Applicable

Borrowers at such time. The LC Exposure of any Lender at any time shall be its Global Tranche Percentage of the total LC Exposure at such time, adjusted to give effect to any reallocation under Section 2.19 of the LC Exposure of Defaulting Lenders in effect at such time. “LC Participation Calculation Date” means, with respect to any LC Disbursement made by any Issuing Bank or any refund of a reimbursement payment made by any Issuing Bank to any Borrower, in each case in a Foreign Currency, (a) the date on which such Issuing Bank shall advise the Administrative Agent that it purchased with Dollars the Foreign Currency used to make such LC Disbursement or refund or (b) if such Issuing Bank shall not advise the Administrative Agent that it made such a purchase, the date on which such LC Disbursement or refund is made. “LCA Test Date” has the meaning assigned thereto in Section 1.10(a). “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s extensions of credit under this Agreement, which office may, to the extent the applicable Lender notifies the Administrative Agent in writing, include an office of any Affiliate of such Lender or any domestic or foreign branch of such Lender or Affiliate. “Letter of Credit” means any letter of credit issued pursuant to this Agreement, in each case, other than any such Letter of Credit that shall have ceased to be a Letter of Credit outstanding hereunder pursuant to Section 9.05. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank. “Lien” means any mortgage, pledge, deed of trust, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Limited Condition Acquisition” means any Acquisition or Investment that (a) is not prohibited hereunder and (b) is not conditioned on the availability of, or on obtaining, third-party financing. “Loan Document Obligations” means (a) the due and punctual payment by the Borrowers of (i) the principal of and premium, if any, and interest (including interest accruing, at the rate specified herein, during the pendency of any proceeding under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding) on all Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) each payment required to be made by any Borrower under any Loan Document in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing, at the rate specified herein, during the pendency of any proceeding under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (b) the due and punctual payment or performance by the Borrowers of all other monetary obligations under this Agreement and by each Loan Party of all other monetary obligations under any other Loan Document to which it is a party, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing, at the rate specified herein or therein, or incurred during the pendency of any proceeding under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding). “Loan Documents” means, collectively, (a) this Agreement, (b) each of the Dart Security Agreement and the Dart IP Security Agreement, (c) each of the Master Guaranty Agreement, the Master Collateral Agreement, the Master IP Security Agreements, (d) each other Security Document (to the extent not referred to in clauses (b) and (c) above), (e) each Incremental Amendment, (f) each other agreement or document so designated by the Parent Borrower and the Administrative Agent and (g) other than for purposes of Section 9.02, (h) any promissory note issued pursuant to this Agreement and (i) each Issuing Bank Agreement and any agreement between any Global Tranche Borrower or the Parent Borrower, as applicable, and any Issuing Bank evidencing such Issuing Bank’s LC Commitment under this Agreement. “Loan Parties” means, collectively, each Borrower and each Subsidiary Guarantor. “Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market. “Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, Lenders of such Class that would constitute the Required Lenders if such Class was the sole Class of Lenders hereunder. “Management Stockholders” means (a) any Company Person who is an investor in the Parent Borrower, (b) family members of any of the individuals identified in the foregoing clause (a), (c) trusts, partnerships or limited liability companies for the benefit of any of the individuals identified in the foregoing clause (a) or (b), and (d) heirs, executors, estates, successors and legal representatives of the individuals identified in the foregoing clause (a) or (b). “Master Collateral Agreement” means the Master Collateral Agreement among the Parent Borrower, the Subsidiaries party thereto and the Administrative Agent, substantially in the form of Exhibit H, together with all supplements thereto. “Master Guaranty Agreement” means the Master Guaranty Agreement among the Parent Borrower, the Subsidiaries party thereto and the Administrative Agent, substantially in the form of Exhibit G, together with all supplements thereto. “Master IP Security Agreements” has the meaning set forth in the Master Collateral Agreement. “Material Acquisition” means any Acquisition that involves the payment of consideration by the Parent Borrower and its Subsidiaries in excess of $15,000,000. “Material Adverse Effect” means (a) any event, development or circumstance that has had a material adverse effect on the business, financial condition or results of operations of the Parent Borrower and its Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or the Lenders, taken as a whole, under any Loan Document, including any impairment with respect to the validity or the enforceability of any material Loan Document; or (c) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party. “Material Disposition” means any Disposition or a series of related Dispositions by the Parent Borrower or any of its Subsidiaries of all or substantially all the issued and outstanding Equity Interests in any Person that are owned by the Parent Borrower and its Subsidiaries or all or substantially all of the assets of a Person, or of any business or division of a Person; provided that the aggregate consideration therefor exceeds $15,000,000. “Material Foreign Jurisdictions” means each of the European Union (European Community trademarks), France, Germany, Mexico, South Africa and Switzerland; provided that any such jurisdiction shall cease to be a “Material Foreign Jurisdiction” if such jurisdiction ceases to permit the granting, recordation or perfection of security interests in the IP Collateral. “Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit and Guarantees under the Loan Documents), or obligations in respect of one or more Swap Contracts, of any one or more of the Parent Borrower and the Subsidiaries in an aggregate principal amount at least equal to the Threshold Amount. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Parent Borrower or any Subsidiary in respect of any Swap Contract at any time shall be the Swap Termination Value in respect thereof as of such time. “Material IP Collateral” means (a) subject to the provisions of Section 8 of the Dart Security Agreement, the Material Marks and (b) all other IP Collateral, other than any such other IP Collateral that is not material to the business, financial condition or results of operations of the Parent Borrower and its Subsidiaries, taken as a whole, as reasonably determined by the Parent Borrower and advised in writing to the Administrative Agent. “Material Marks” has the meaning set forth in the Dart Security Agreement. “Material Subsidiary” means, at any date of determination, any Subsidiary of the Parent Borrower that, together with its Subsidiaries, (a) has consolidated revenues in an amount equal to at least 5% of the consolidated revenues of the Parent Borrower and its Subsidiaries, (b) has consolidated operating profits in an amount equal to at least 5% of the consolidated operating profits of the Parent Borrower and its Subsidiaries or (c) has consolidated total assets in an amount equal to at least 5% of the consolidated total assets of the Parent Borrower and its Subsidiaries, in each case, as determined for or as of the end of the most recent Measurement Period; provided that if, at any time after the Effective Date, at the end of or for any Measurement Period the combined consolidated revenues, operating profits or total assets of all Subsidiaries that under clauses (a), (b) and (c) above would not constitute Material Subsidiaries shall have exceeded 10% of the consolidated revenues, consolidated operating profits or consolidated total assets of the Parent Borrower and its Subsidiaries, then one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated revenues, consolidated operating profits or consolidated total assets, as the case may be, until such excess shall have been eliminated. “Maximum Rate” has the meaning set forth in Section 9.13. “Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Parent Borrower for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 5.01(a) or 5.01(b) (or, prior to the first such delivery, the period of four fiscal quarters of the Parent Borrower ended September 30, 2021).

“Mexican Income Tax Law” means the Ley del Impuesto sobre la Renta of Mexico. “Mexican Pesos” or “Mex$” means the lawful currency of Mexico. “Mexican Promissory Note” has the meaning set forth in Section 2.09(e).hereto. “Mexican Subsidiary Borrower” has the meaning set forth in the preamble hereto. “Mexican Tranche Borrowers” means (a) the Parent Borrower and (b) the Mexican Subsidiary Borrower. “Mexican Tranche Lender” means a Lender with a Mexican Tranche Revolving Commitment or a Mexican Tranche Revolving Credit Exposure. “Mexican Tranche Percentage” means, with respect to any Mexican Tranche Lender at any time, the percentage of the aggregate Mexican Tranche Revolving Commitments represented by such Mexican Tranche Lender’s Mexican Tranche Revolving Commitment at such time; provided that, for purposes of Section 2.19 when a Defaulting Lender that is a Mexican Tranche Lender shall exist, the term “Mexican Tranche Percentage” shall mean, with respect to any Mexican Tranche Lender at any such time, the percentage of the aggregate Mexican Tranche Revolving Commitments (disregarding such Defaulting Lender’s Mexican Tranche Revolving Commitment) represented by such Lender’s Mexican Tranche Revolving Commitment at such time. If the Mexican Tranche Revolving Commitments have terminated or expired, the Mexican Tranche Percentages shall be determined based upon the Mexican Tranche Revolving Commitments most recently in effect, giving effect to any assignments and to any Mexican Tranche Lender’s status as a Defaulting Lender at the time of determination. “Mexican Tranche Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Mexican Tranche Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Mexican Tranche Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to the terms hereof. The initial amount of each Lender’s Mexican Tranche Revolving Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed or provided its Mexican Tranche Revolving Commitment, as applicable. As of the Effective Date, the aggregate amount of the Mexican Tranche Revolving Commitments is $15,000,000. “Mexican Tranche Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the Dollar Equivalents of such Lender’s outstanding Mexican Tranche Revolving Loans at such time. “Mexican Tranche Revolving Loans” means revolving loans made to the Mexican Tranche Borrowers by the Lenders pursuant to Section 2.01(b). “Mexico” means the United Mexican States. “MNPI” means material information concerning the Parent Borrower or any of the Subsidiaries or any of its or their respective securities that has not been disseminated in a manner that would constitute “public disclosure,” within the meaning of Regulation FD under the Exchange Act. For purposes of this definition, “material information” means information concerning the Parent Borrower, the Subsidiaries or any of its or their respective securities that could reasonably be expected to be material for purposes of the United States federal securities laws.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its ratings agency business. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which the Parent Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Cash Proceeds” means, as applicable, (a) with respect to any Disposition or Insurance and Condemnation Event, all cash and Cash Equivalents received by any Loan Party or any of its Subsidiaries therefrom (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) less the sum of (i) all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction (provided that if such estimated taxes exceed the amount of actual taxes required to be paid in cash in respect of such Disposition, the amount of such excess shall constitute Net Cash Proceeds), (ii) all reasonable out-of-pocket fees and expenses incurred in connection with such transaction or event, (iii) the principal amount of, premium, if any, and interest on any Indebtedness (other than Indebtedness under the Loan Documents) secured by a Lien on the asset (or a portion thereof) disposed of, which Indebtedness is required to be repaid in connection with such transaction or event and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP or as otherwise required pursuant to the documentation with respect to such Disposition or Insurance and Condemnation Event, (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition and (D) for the payment of indemnification obligations; provided that, to the extent and at the time any such amounts are released from such reserve and received by such Loan Party or any of its Subsidiaries, such amounts shall constitute Net Cash Proceeds, and (b) with respect to any Debt Issuance, the gross cash proceeds received by any Loan Party or any of its Subsidiaries therefrom less all reasonable out-of-pocket legal, underwriting and other fees and expenses incurred in connection therewith. “Net Leverage Ratio Increase” has the meaning set forth in Section 6.07(a). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) (i) requires the approval of all affected Lenders or all Lenders, in each instance in accordance with the terms of Section 9.02, and (ii) has been approved by the Required Lenders or (b) (i) requires the approval of all affected Revolving Lenders or all Revolving Lenders, in each instance in accordance with the terms of Section 9.02, and (ii) has been approved by the Required Revolving Lenders. “Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time. “Non-Qualifying Bank” means a person or entity which is not a Qualifying Bank. “Non-U.S. Lender” means a Lender that is not a U.S. Person. “Notice of Account Designation” has the meaning assigned thereto in Section 2.03(b). “NPL” means the National Priorities List under CERCLA. “Obligations” means (a) the Loan Document Obligations, (b) the Designated Cash Management Obligations and (c) the Designated Swap Obligations, excluding, with respect to any Subsidiary Guarantor, Excluded Swap Obligations with respect to such Subsidiary Guarantor.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury. “Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation (escritura constitutiva; Statuten) (containing, in the case of the Swiss Subsidiary Borrower, a purposes clause addressing financial assistance and up- and cross-stream support) and the bylaws (estatutos sociales vigentes; Organisationsreglement (if available)) (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) and, in relation to the Swiss Subsidiary Borrower, an excerpt from the commercial register; (b) with respect to any limited liability company, the certificate or articles of formation (escritura constitutiva) or organization and operating agreement (estatutos sociales vigentes) (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, this Agreement or any other Loan Document, or sold or assigned an interest in this Agreement or any other Loan Document). “Other Taxes” means any present or future stamp, transfer, court, documentary, intangible, recording, filing or similar excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to Section 2.18(b) or the CAM Exchange). “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent (or to the extent payable to an Issuing Bank or the Swingline Lender, such Issuing Bank or Swingline Lender, as applicable, in each case, with notice to the Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions, and (b) with respect to any amount denominated in a Foreign Currency, an overnight rate determined by the Administrative Agent (or to the extent payable to an Issuing Bank or the Swingline Lender, such Issuing Bank or Swingline Lender, as applicable, in each case, with notice to the Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions. “Parent Borrower” has the meaning set forth in the preamble hereto. “Parent Guaranty” means the Guaranty, dated as of the Effective Date, made by the Parent Borrower in favor of the Administrative Agent, for the benefit of the Secured Parties. “Participant” has the meaning set forth in Section 9.04(g). “Participant Register” has the meaning set forth in Section 9.04(g).

“Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Parent Borrower or any ERISA Affiliate or to which the Parent Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Perfection Certificate” means a certificate in the form of Exhibit I-1 or any other form approved by the Administrative Agent. “Permitted Acquisition” means an Acquisition together with other Investments undertaken to consummate such Acquisition; provided that: (a) immediately after giving Pro Forma Effect to any such Acquisition or Investment, at the applicable time, subject to Section 1.10 with respect to any Limited Condition Acquisition, (i) the Parent Borrower and its Subsidiaries are in pro forma compliance with the financial covenants set forth in Section 6.07 and (ii) no Event of Default under Section 7.01(a) or (f) shall have occurred and be continuing; (b) the business of such Person, or such assets, as the case may be, constitute a business permitted by Section 6.05; and (c) with respect to each such purchase or other acquisition, all actions required to be taken with respect to any such newly created or acquired Subsidiary or assets in order to satisfy the requirements set forth in Section 5.15 to the extent applicable shall have been taken (or shall be taken), to the extent required by such section (or arrangements for the taking of such actions after the consummation of the Permitted Acquisition shall have been made). “Permitted Reorganization” means, with respect to the Parent Borrower and its Subsidiaries, any reorganization or other activities related to tax planning and reorganization; provided that such reorganization or other activities will not (i) be materially adverse to the Lenders as reasonably determined by the Parent Borrower in good faith or (ii) adversely affect the Secured Parties’ security interest in the Collateral granted pursuant to the Dart Security Agreement. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Parent Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

“Pro Forma Effect” means, with respect to any computation of any financial metric set forth herein to give effect to any Material Acquisition or Material Disposition or any incurrence, issuance, or other borrowing, redemption repurchase, or other repayment of Indebtedness, in each case, consummated subsequent to the commencement of the Measurement Period for which such financial metric is determined, the computation of such financial metric giving effect to such Material Acquisition or Material Disposition or borrowing or repayment, as the case may be, as if it occurred on the first day of the applicable Measurement Period, which shall reflect, to the extent applicable, (a) the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence, assumption or reduction of Indebtedness, (b) any projected synergies or similar benefits expected to be realized as a result of such event to the extent such synergies or similar benefits would be permitted to be reflected in financial statements prepared in compliance with Regulation S-X under the Securities Act and (c) the use of proceeds thereof. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning set forth in Section 9.21. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Qualified Lender” means any Mexican Tranche Lender (or, if such Mexican Tranche Lender acts through a branch or agency, the principal office of such Mexican Tranche Lender) that is (a) a Mexican bank or (b) a non-Mexican bank, investment bank or financial institution that (i) is the beneficial owner of the payments made by the Mexican Subsidiary Borrower hereunder or any other Loan Document, (ii) meets the requirements imposed by Article 166, section I, paragraph a), subparagraph 2 (or any other successor provision) of the Mexican Income Tax Law and delivers to the Mexican Subsidiary Borrower the information described in rules 3.18.18. and/or 3.18.19, as applicable, of the Tax Resolution (or any successor provisions), (iii) provides to the Mexican Subsidiary Borrower its tax residency certificate (or any equivalent document), (iv) is a resident for tax purposes of a country with which Mexico has entered into a treaty for the avoidance of double taxation that is in effect and (v) meets the requirements set forth in such treaty to apply the withholding tax rates set forth therein. “Qualified Non-Wholly Owned Subsidiary” means any Foreign Subsidiary that is a non- Wholly Owned Subsidiary so long as 100% of the Equity Interests issued by such Subsidiary (other than directors’ qualifying shares and Equity Interests that are required to be held by foreign nationals under the laws of the jurisdiction of incorporation, organization or formation of such Foreign Subsidiary) is beneficially owned, directly or indirectly, by the Parent Borrower and its Wholly Owned Subsidiaries, and the economic interests in such Foreign Subsidiary are, directly or indirectly, owned for the benefit of the Parent Borrower and its Wholly Owned Subsidiaries. “Qualifying Bank” means: (a) any bank as defined in the Swiss Federal Code for Banks and Savings Banks dated 8 November 1934 (Bundesgesetz über die Banken und Sparkassen); or (b) a Person which effectively conducts banking activities with its own infrastructure and staff as its principal purpose and which qualifies as a bank pursuant to the banking laws in force in its jurisdiction of incorporation, or if acting through a branch, pursuant to the banking laws in the jurisdiction of such branch, all and in each case within the meaning of the Guidelines. “Rate Determination Date” means, with respect to any Interest Period, two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Rating Agency” means each of Moody’s and S&P. “Real Properties” means, at any time, a collective reference to each of the facilities and parcels of real properties owned, leased or operated by the Parent Borrower or any Subsidiary at such time. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender, (c) any Issuing Bank, (d) any Affiliate of a Lender or an Issuing Bank and (e) any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder. “Reference Time” with respect to any setting of the then-current Benchmark for any Currency means (a) if such Benchmark is an Adjusted Daily Simple SOFR or a Daily Simple SONIA, (i) if the RFR for such Benchmark is SOFR, then four (4) RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date and (ii) if the RFR for such Benchmark is SONIA, then four (4) RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date, (b) if such Benchmark is an Adjusted Eurocurrency Rate, (i) if the applicable Adjusted Eurocurrency Rate for such Benchmark is based upon USD LIBOR, then 11:00 a.m. (London time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting, (ii) if the applicable Adjusted Eurocurrency Rate for such Benchmark is based upon EURIBOR, then 11:00 a.m. (Brussels time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting, and (iii) if the applicable Adjusted Eurocurrency Rate for such Benchmark is based upon TIIE, then 11:00 a.m. (Mexico City, Mexico time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting and (c) otherwise, then the time determined by the Administrative Agent, including in accordance with the Benchmark Replacement Conforming Changes. “Register” has the meaning set forth in Section 9.04(e). “Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Parent Borrower as prescribed by the Securities Laws. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Foreign Currency, (i) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Lenders” means, at any time, Lenders having Credit Exposures and unused Revolving Commitments representing more than 50% of the sum of the total Credit Exposures and total unused Revolving Commitments at such time; provided that, for purposes of this definition, a Global Tranche Lender shall be deemed to have Swingline Exposure under clause (a) of the definition of such term only to the extent such Global Tranche Lender shall have funded its participation in the outstanding Swingline Loans. “Required Revolving Lenders” means, at any time, Revolving Lenders having Revolving Credit Exposures and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and total unused Revolving Commitments at such time; provided that, for purposes of this definition, a Global Tranche Lender shall be deemed to have Swingline Exposure under clause (a) of the definition of such term only to the extent such Global Tranche Lender shall have funded its participation in the outstanding Swingline Loans. “Required Term Lenders” means, at any time, Revolving Lenders having outstanding Term Loans and, if applicable, Incremental Term Loans, representing more than 50% of the sum of the aggregate outstanding Term Loans and, if applicable, Incremental Term Loans, at such time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority. “Responsible Officer” means (a) the chief executive officer, president, chief financial officer, treasurer or assistant treasurer, chief legal officer or controller of a U.S. Loan Party, (b) the foreign equivalents of such officers of any Loan Party that is a Foreign Subsidiary and (c) in respect of the Swiss Subsidiary Borrower, a member of the board of directors, a director, or an authorized signatory with individual signing authority; or two members of the board of directors, two directors, or two authorized signatories with joint signing authority. Without limiting the representations and warranties of the Loan Parties set forth in the Loan Documents, any document delivered under any Loan Document that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate or other organizational action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property, including Material IP Collateral) with respect to any Equity Interest of the Parent Borrower or any of the Subsidiaries other than dividends or distributions payable solely in Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower, or any payment (whether in cash, securities or other property, including Material IP Collateral), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Parent Borrower’s stockholders, partners or members (or the equivalent Persons thereof). For the avoidance of doubt, any Contractual Obligation that is based on, or measured with respect to the value of an Equity Interest, including any such Contractual Obligations constituting compensation arrangements, shall not constitute a Restricted Payment solely because the payment thereof is based on or measured with respect to the value of an Equity Interest unless such payment otherwise constitutes a Restricted Payment hereunder. “Revolving Borrowing” means a Borrowing comprised of Revolving Loans. “Revolving Commitment” means a Global Tranche Revolving Commitment, a Mexican Tranche Revolving Commitment or a Singaporean Tranche Revolving Commitment. “Revolving Credit Exposure” means a Global Tranche Revolving Credit Exposure, a Mexican Tranche Revolving Credit Exposure or a Singaporean Tranche Revolving Credit Exposure, as applicable. “Revolving Lenders” means, collectively, the Global Tranche Lenders, the Mexican Tranche Lenders and the Singaporean Tranche Lenders. “Revolving Loan” means a Global Tranche Revolving Loan, a Mexican Tranche Revolving Loan or a Singaporean Tranche Revolving Loan. “Revolving Maturity Date” means November 23, 2026; provided that if such date shall not be a Business Day, then the “Revolving Maturity Date” shall be the immediately preceding Business Day. “RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, on and after the USD LIBOR Transition Date, SOFR and (b) Sterling, SONIA. “RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, on and after the USD LIBOR Transition Date, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities and (b) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London; provided, that for purposes of notice requirements in Sections 2.03, 2.06 and 2.10, in each case, such day is also a Business Day. “RFR Loan” means a Daily Simple RFR Loan or a Term RFR Loan, as the context may require. “RFR Rate Day” means any day pursuant to which any calculation of Adjusted Daily Simple SOFR or Daily Simple SONIA is made. “S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to its ratings agency business. “Sale Leaseback Transaction” means a sale leaseback transaction with respect to all or any portion of any real property owned by a Loan Party or other property customarily included in such transactions.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in a Foreign Currency, same day or other funds as may be determined by the Administrative Agent or the applicable Issuing Bank (with notice thereof to the Administrative Agent), as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Foreign Currency. “Sanctioned Country” means, at any time, a country, region or territory that is at such time itself the subject or target of any Sanctions (including, as of the Effective Date, Cuba, Iran, North Korea, Syria, Venezuela and Crimea). “Sanctions” means economic or financial sanctions or trade embargoes against any country, region or territory imposed, administered or enforced from time to time by (a) the US federal government and administered by OFAC, the US State Department, the US Department of Commerce or the US Department of the Treasury, (b) the United Nations Security Council, (c) the European Union, (d) Her Majesty’s Treasury of the United Kingdom (e) Switzerland or (f) Singapore. “Sanctions List” means any of the lists of specifically designated nationals or designated persons or entities (or equivalent) officially published in the public record by the US federal government and administered by OFAC, the US State Department, the US Department of Commerce or the US Department of the Treasury or the United Nations Security Council or any similar list maintained by the European Union, Her Majesty’s Treasury of the United Kingdom, Switzerland or Singapore, in each case as the same may be amended, supplemented or substituted from time to time. “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002. “Screen Rate” means, for any Eurocurrency Rate Loan denominated in (a) Dollars, the USD LIBOR Rate, (b) Euros, the EURIBOR Rate or (c) Mexican Pesos, the TIIE Rate. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Parties” means, collectively, (a) the Administrative Agent, (b) the Arrangers, (c) the Lenders, (d) the Issuing Banks, (e) each provider of Cash Management Services the obligations under which constitute Designed Cash Management Obligations, (f) each counterparty to any Swap Contract the obligations under which constitute Designated Swap Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (h) the holder of any other Obligation and (i) the successors and assigns of any of the foregoing. “Securities Act” means the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder. “Securities Laws” means the Securities Act, the Exchange Act, Sarbanes-Oxley, and, in each case, the rules and regulations of the SEC promulgated thereunder, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date under this Agreement. “Security Documents” means (a) the Dart Security Agreement, (b) the Dart IP Security Agreement, (c) the Master Collateral Agreement, (d) the Master IP Security Agreements and (e) each other security agreement or other instrument or document executed and delivered pursuant to Section 5.15 to secure the Obligations. “Significant Collateral Security Failure Event” means, with respect to the United States or any Material Foreign Jurisdiction, that the security interest created under the Dart Security Agreement ceases to be in full force and effect for a period of more than 30 consecutive days; provided that no such cessation will be considered to be a Significant Collateral Security Failure Event if it occurs (a) in accordance with the terms of this Agreement and the other Loan Documents, (b) as a result of a change in law in the United States or any Material Foreign Jurisdiction or (c) solely as a result of action or inaction on the part of the Administrative Agent. “Singaporean Subsidiary Borrower” has the meaning set forth in the preamble hereto. “Singaporean Tranche Borrowers” means (a) the Parent Borrower and (b) the Singaporean Subsidiary Borrower. “Singaporean Tranche Lender” means a Lender with a Singaporean Tranche Revolving Commitment or a Singaporean Tranche Revolving Credit Exposure. “Singaporean Tranche Percentage” means, with respect to any Singaporean Tranche Lender at any time, the percentage of the aggregate Singaporean Tranche Revolving Commitments represented by such Singaporean Tranche Lender’s Singaporean Tranche Revolving Commitment at such time; provided that, for purposes of Section 2.19 when a Defaulting Lender that is a Singaporean Tranche Lender shall exist, the term “Singaporean Tranche Percentage” shall mean, with respect to any Singaporean Tranche Lender at any such time, the percentage of the aggregate Singaporean Tranche Revolving Commitments (disregarding such Defaulting Lender’s Singaporean Tranche Revolving Commitment) represented by such Lender’s Singaporean Tranche Revolving Commitment at such time. If the Singaporean Tranche Revolving Commitments have terminated or expired, the Singaporean Tranche Percentages shall be determined based upon the Singaporean Tranche Revolving Commitments most recently in effect, giving effect to any assignments and to any Singaporean Tranche Lender’s status as a Defaulting Lender at the time of determination. “Singaporean Tranche Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Singaporean Tranche Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Singaporean Tranche Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to the terms hereof. The initial amount of each Lender’s Singaporean Tranche Revolving Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed or provided its Singaporean Tranche Revolving Commitment, as applicable. As of the Effective Date, the aggregate amount of the Singaporean Tranche Revolving Commitments is $15,000,000. “Singaporean Tranche Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the Dollar Equivalents of such Lender’s outstanding Singaporean Tranche Revolving Loans at such time. “Singaporean Tranche Revolving Loans” means the revolving loans made to the Singaporean Tranche Borrowers by the Lenders pursuant to Section 2.01(c). “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Adjustment” means a percentage equal to 0.26161% (26.161 basis points) per annum. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital and (e) with respect to any Person incorporated under the laws of Mexico, that such Person does not satisfy the requirements to be declared in concurso mercantil or quiebra under Mexico’s Ley de Concursos Mercantiles. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Specified Florida Properties” means the Real Properties located in Orange and/or Osceola Counties, Florida owned by the Parent Borrower or any of its Subsidiaries as of the Effective Date and that are unimproved as of the Effective Date. “Specified Party” means the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender. “Specified Pending Sales” means the House of Fuller beauty business, and the sale of such other businesses as specified on Schedule 6.04, including Real Property associated with such businesses. “Sterling” or “£” means the lawful currency of the United Kingdom. “Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by the Parent Borrower or any of its Subsidiaries that is contractually subordinated in right and time of payment to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which Equity Interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Parent Borrower. “Subsidiary Borrowers” has the meaning set forth in the preamble hereto. “Subsidiary Guarantor” means any Subsidiary that is party to the Master Guaranty Agreement. “Supplemental Perfection Certificate” means a certificate in the form of Exhibit I-2 or any other form approved by the Administrative Agent. “Supported QFC” has the meaning set forth in Section 9.21. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined in accordance therewith or, in the absence of any such determination, as determined based upon one or more mid-market or other readily available quotations reasonably provided by any recognized dealer in such Swap Contracts, which may include a Lender or any Affiliate of a Lender. “Swingline Dollar Loan” means a Swingline Loan denominated in Dollars.

“Swingline Exposure” means, at any time, the sum of the Dollar Equivalents of the outstanding principal amount of all the Swingline Loans at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Global Tranche Percentage of the total Swingline Exposure at such time (excluding, in the case of the Lender that is the Swingline Lender, the portion thereof attributable to the Swingline Loans outstanding at such time to the extent that the other Global Tranche Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.19 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of the Lender that is the Swingline Lender, the total Swingline Exposure at such time less any portion thereof with respect to which the other Global Tranche Lenders shall have funded their participations in the Swingline Loans. “Swingline Foreign Currency Loan” means a Swingline Loan denominated in Euro or Sterling that bears interest at a rate determined by reference to the applicable Swingline Foreign Currency Overnight Rate. “Swingline Foreign Currency Overnight Rate” means (a) with respect to any Swingline Loan or LC Disbursement denominated in Euro, a rate per annum equal to Basic ESTR or (b) with respect to any Swingline Loan or LC Disbursement denominated in Sterling, a rate per annum equal to the Daily Simple SONIA. “Swingline Lender” means Wells Fargo, in its capacity as a lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.04. “Swiss Federal Tax Administration” means the tax authorities referred to in article 34 of the Swiss Withholding Tax Act. “Swiss Franc” or “CHF” means the lawful currency of Switzerland. “Swiss Subsidiary Borrower” has the meaning set forth in the preamble hereto. “Swiss Withholding Tax” means the tax imposed based on the Swiss Withholding Tax Act. “Swiss Withholding Tax Act” means the Swiss Federal Act on Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time. “Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “TARGET Day” means any day on which TARGET2 is open for the settlement of payments in Euros. “Tax Resolution” means the Resolución Miscelánea Fiscal of Mexico in effect for fiscal year 2021, or any successor administrative regulations. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges, imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Borrowing” means a Borrowing comprised of Term Loans. “Term Commitments” means, collectively, the USD Term Commitments and the EUR Term Commitments. “Term Lenders” means, collectively, the USD Term Lenders and the EUR Term Lenders. “Term Loans” means, collectively, the USD Term Loans, the EUR Term Loans and, if the context requires, any Incremental Term Loan. “Term RFR” means, with respect to any Currency for any Interest Period, a rate per annum equal to (a) for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, Adjusted Term SOFR and (b) for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling, the greater of (i) the forward-looking term rate for a period comparable to such Interest Period based on the RFR for such Currency that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of such Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice and (ii) the Floor. “Term RFR Loan” means any Loan that bears interest at a rate based on Term RFR other than pursuant to clause (c) of the definition of “Base Rate”. “Term RFR Notice” means a notification by the Administrative Agent to the Lenders and the Parent Borrower of the occurrence of a Term RFR Transition Event. “Term RFR Transition Date” means, in the case of a Term RFR Transition Event, the date that is thirty (30) calendar days after the Administrative Agent has provided the related Term RFR Notice to the Lenders and the Parent Borrower pursuant to Section 2.13(c)(i)(3). “Term RFR Transition Event” means, with respect to any Currency for any Interest Period, the determination by the Administrative Agent that (a) the applicable Term RFR for such Currency has been recommended for use by the Relevant Governmental Body and (b) the administration of such Term RFR is administratively feasible for the Administrative Agent.

“Term SOFR” means, for any Available Tenor and Interest Period, a rate per annum equal to the forward-looking term rate for a period comparable to such Available Tenor based on the SOFR that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of such Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice. “Term SOFR Adjustment” means, for any calculation with respect to a Base Rate Loan or a Term RFR Loan, a percentage per annum as set forth below for the applicable type of such Loan and (if applicable) Interest Period therefor: Base Rate Loans: 0.10% Term RFR Loans: Interest Period Percentage One month 0.10% Three months 0.10% Six months 0.10% “Threshold Amount” means $75,000,000. “TIIE” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “TIIE Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “Trade Date” has the meaning assigned thereto set forth in Section 9.04(i). “Transaction” means, collectively, (a) the repayment in full of all Indebtedness outstanding under the Existing Credit Agreements, (b) the execution and delivery by each Loan Party of the Loan Documents to which it is to be a party, the granting of the Guarantees and the creation of Liens pursuant to the Loan Documents and, in case of the Borrowers, the borrowing of the Loans and obtaining of Letters of Credit and (c) the payment of the fees and expenses incurred in connection with the consummation of the foregoing. “Transitioned RFR Loan” means any Loan that is an RFR Loan that would not have borne interest based upon an Adjusted Daily Simple SOFR, a Daily Simple SONIA or a Term RFR on the Effective Date. To the extent that Loans denominated in Dollars bear interest based on an Adjusted Daily Simple SOFR or Term RFR after the Effective Date, such Loans would be Transitioned RFR Loans. “U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.

“U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 or 430 of the Code for the applicable plan year. “United States” and “U.S.” mean the United States of America. “Unrestricted Cash and Cash Equivalents” means, as of any date of determination, the sum of 100% of all cash and Cash Equivalents of the Loan Parties, in each case that do not appear (or would be required to appear) as “restricted” on a consolidated balance sheet of the Parent Borrower or any such Subsidiary prepared in accordance with GAAP (unless such appearance is related to a restriction in favor of the Administrative Agent or any Lender) and not subject to any Liens (other than Liens permitted under Section 6.01(a) and 6.01(m)); provided that the proceeds of any Indebtedness incurred substantially concurrently with the determination of such amount shall be excluded. “USA PATRIOT Act” means the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). “U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States or the laws of the District of Columbia. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” has the meaning set forth in Section 9.21. “U.S. Tax Certificate” has the meaning set forth in Section 2.16(e)(ii)(D). “USD LIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “USD LIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Rate”. “USD LIBOR Transition Date” means, the earlier of (a) the date that all Available Tenors of USD LIBOR have either (i) permanently or indefinitely ceased to be provided by IBA; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of USD LIBOR or (ii) been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (b) the Early Opt-in Effective Date. “USD Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a USD Term Loan, expressed as an amount representing the maximum principal amount of the USD Term Loan to be made by such Lender, as such commitment may be reduced or increased from time to time pursuant the terms hereof. The initial amount of each Lender’s USD Term Commitment is set forth on Schedule 2.01 opposite such Lender’s name under the heading “USD Term

Commitment”. The aggregate amount of the Lenders’ USD Term Commitment on the Effective Date is $200,000,000. “USD Term Lender” means a Lender having a USD Term Commitment or an outstanding USD Term Loan. “USD Term Loan” means a term loan made to the Parent Borrower by the USD Term Lenders pursuant to Section 2.01(d). “USD Term Maturity Date” means November 23, 2026; provided that if such date shall not be a Business Day, then the “Revolving Maturity Date” shall be the immediately preceding Business Day. “Voting Equity Interests” means, with respect to any Person, Equity Interests in such Person the holders of which are ordinarily, and not only upon the occurrence of contingencies, entitled to vote for the election of members of the board of directors or equivalent governing body of such Person. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly Owned” means, as to any Subsidiary, that all the Equity Interests in such Subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, directly or indirectly, by the Parent Borrower. “Withholding Agent” means the Loan Parties and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Global Tranche Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Global Tranche Revolving Borrowing”).

SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, treaties, rules, regulations, ordinances, codes, executive orders and administrative or judicial precedents or authorities and other laws, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement (including any Loan Document), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein), (c) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Parent Borrower notifies the Administrative Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change or the application thereof shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided further that the Parent Borrower and the Lenders constituting the Required Lenders will negotiate in good faith any such amendment to preserve the original intent thereof in light of such change in GAAP or in the application thereof. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, in a manner (a) such that any obligations relating to a lease (or similar arrangement conveying the right to use) that, in accordance with GAAP as in effect on December 31, 2017, would be accounted for by the Parent Borrower or any Subsidiary as an operating lease shall be accounted for as obligations relating to an operating lease and not as obligations relating to a Capitalized Lease (and shall not constitute Indebtedness hereunder) and (b) without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness of the Parent Borrower or any of its Subsidiaries at “fair value” as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

SECTION 1.05 Exchange Rates; Currency Equivalents. (a) For purposes of determining the Dollar Equivalent of any Loan or Letter of Credit denominated in a Foreign Currency or any related amount, the Administrative Agent or the applicable Issuing Bank (with notice thereof to the Administrative Agent), as applicable, shall determine the Exchange Rate as of each applicable Exchange Rate Date with respect to each Foreign Currency in which any requested or outstanding Loan or Letter of Credit is denominated and shall apply such Exchange Rates to determine such amount (in each case after giving effect to any Loan to be made or repaid or Letter of Credit issued on or prior to the applicable date for such calculation), and each such amount shall be the Dollar Equivalent of such Loan or Letter of Credit until the next required calculation thereof pursuant to this paragraph; provided that the Administrative Agent shall in addition determine the Dollar Equivalent of any Letter of Credit denominated in any Foreign Currency as provided in Sections 2.05(e) and 2.05(k). Any exchange rate calculations for withholding taxes for the Mexican Subsidiary Borrower will be in based on the exchange rate published by Banco de México on the relevant date of determination. (b) For purposes of any determination under Section 6.01, 6.02 or 6.04 or under Article VII, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into the Dollar Equivalent at the currency exchange rates in effect on the date of such determination (with such currency exchange rates being determined by the Parent Borrower in good faith); provided that no Default or Event of Default shall arise as a result of any limitation set forth in Section 6.01, 6.02 or 6.04 being exceeded solely as a result of changes in currency exchange rates from the currency exchange rates applicable at the time or times the applicable transaction was initially consummated in reliance on the applicable exception to the limitation set forth in such Section. (c) Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of an RFR Loan or Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Foreign Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable Issuing Bank, as the case may be. SECTION 1.06 Change of Currency. (a) The obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London or applicable offshore interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent (subject to the agreement of the Parent Borrower (such agreement not to be unreasonably withheld or delayed)) may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent (subject to the agreement of the Parent Borrower (such agreement not to be unreasonably withheld or delayed)) may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. SECTION 1.07 Interest Rates. The interest rate on Loans denominated in Dollars or a Foreign Currency may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. Regulators have signaled the need to use alternative reference rates for some of these benchmark rates and, as a result, such benchmark rates may cease to comply with applicable laws and regulations, may be permanently discontinued or the basis on which they are calculated may change. The London interbank offered rate, which may be one of the benchmark rates with reference to which the interest rate on Loans may be determined, is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for: (a) Sterling, Yen, Swiss Francs and Euros will be December 31, 2021, (b) Dollars for 1-week and 2-month tenor settings will be December 31, 2021 and (c) Dollars for overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such currencies and tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on applicable Loans. There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of London interbank offered rates. In the event that the London interbank offered rate or any other then- current Benchmark is no longer available or in certain other circumstances set forth in Section 2.13(c), such Section 2.13(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Parent Borrower, pursuant to Section 2.13(c), of any change to the reference rate upon which the interest rate on Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the London interbank offered rate, the rates in the definition of “Eurocurrency Rate” or any other Benchmark, or any component definition thereof or rates referenced in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.13(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.08 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. SECTION 1.09 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.10 Limited Condition Acquisitions. In the event that the Parent Borrower notifies the Administrative Agent in writing that any proposed Acquisition or other Investment is a Limited Condition Acquisition and that the Parent Borrower wishes to test the conditions to such Acquisition or other Investment and any Indebtedness that is to be used to finance such Acquisition or other Investment in accordance with this Section 1.10, then (with respect to any borrowing of Incremental Term Loans, so long as agreed to by the Administrative Agent and the lenders providing such Indebtedness), the following provisions shall apply: (a) any condition to such Limited Condition Acquisition or such Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition (the “LCA Test Date”) and (ii) no Event of Default under any of Section 7.01(a) or 7.01(f) shall have occurred and be continuing both immediately before and immediately after giving effect to such Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including any such additional Indebtedness); (b) any condition to such Limited Condition Acquisition or such Indebtedness that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness shall be deemed satisfied if (i) all representations and warranties in this Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of the LCA Test Date, or if such representation speaks as of an earlier date, as of such earlier date and (ii) as of the date of consummation of such Limited Condition Acquisition, (A) the representations and warranties under the relevant definitive agreement governing such Limited Condition Acquisition as are material to the lenders providing such Indebtedness shall be true and correct, but only to the extent that the Parent Borrower or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct and (B) certain of the representations and warranties in this Agreement and the other Loan Documents which are customary for similar “funds certain” financings and required by the lenders providing such Indebtedness shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects);

(c) any financial ratio test or condition to be tested in connection with such Limited Condition Acquisition and the availability of such Indebtedness will be tested as of the LCA Test Date, in each case, immediately after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness, on a pro forma basis where applicable, and, for the avoidance of doubt, (i) such ratios and baskets shall not be tested at the time of consummation of such Limited Condition Acquisition and (ii) if any of such ratios are exceeded or conditions are not met following the LCA Test Date, but prior to the closing of such Limited Condition Acquisition, as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA of the Parent Borrower or the Person subject to such Limited Condition Acquisition), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded and such conditions will not be deemed unmet as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; (d) except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated and the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated (i) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated and (ii) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Margin and determining whether or not the Parent Borrower is in compliance with the financial covenants set forth in Section 6.07 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested. ARTICLE II THE CREDITS SECTION 2.01 Commitments. (a) Global Tranche Commitments. Subject to the terms and conditions set forth herein, each Global Tranche Lender agrees to make Global Tranche Revolving Loans denominated in Dollars, Euros and Sterling to the Global Tranche Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Global Tranche Revolving Credit Exposure exceeding such Lender’s Global Tranche Revolving Commitment, (ii) the Aggregate Global Tranche Revolving Credit Exposure exceeding the Aggregate Global Tranche Revolving Commitments or (iii) the Aggregate Revolving Credit Exposure as to which the Subsidiary Borrowers are the Applicable Borrowers exceeding $325,000,000. Within the foregoing limits and subject to the terms and conditions set forth herein, the Global Tranche Borrowers may borrow, prepay and reborrow Global Tranche Revolving Loans. (b) Mexican Tranche Commitments. Subject to the terms and conditions set forth herein, each Mexican Tranche Lender agrees to make Mexican Tranche Revolving Loans denominated in Dollars to the Mexican Tranche Borrowers or in Mexican Pesos to the Mexican Subsidiary Borrower, in each case, from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Mexican Tranche Revolving Credit Exposure exceeding such Lender’s Mexican Tranche Revolving Commitment, (ii) the Aggregate Mexican Tranche Revolving Credit Exposure exceeding the Aggregate Mexican Tranche Revolving Commitments or (iii) the Aggregate Revolving Credit Exposure as to which the Subsidiary Borrowers are the Applicable Borrowers exceeding $325,000,000. Within the foregoing limits and subject to the terms and conditions set forth herein, the Mexican Tranche Borrowers may borrow, prepay and reborrow Mexican Tranche Revolving Loans. (c) Singaporean Tranche Commitments. Subject to the terms and conditions set forth herein, each Singaporean Tranche Lender agrees to make Singaporean Tranche Revolving Loans denominated in Dollars, Euros and Sterling to the Singaporean Tranche Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Singaporean Tranche Revolving Credit Exposure exceeding such Lender’s Singaporean Tranche Revolving Commitment, (ii) the Aggregate Singaporean Tranche Revolving Credit Exposure exceeding the Aggregate Singaporean Tranche Revolving Commitments or (iii) the Aggregate Revolving Credit Exposure as to which the Subsidiary Borrowers are the Applicable Borrowers exceeding $325,000,000. Within the foregoing limits and subject to the terms and conditions set forth herein, the Singaporean Tranche Borrowers may borrow, prepay and reborrow Singaporean Tranche Revolving Loans. (d) USD Term Commitments. Subject to the terms and conditions set forth herein, each USD Term Lender severally (and not jointly) agrees to make a USD Term Loan in dollars to the Parent Borrower, on the Effective Date, in a principal amount not to exceed such Lender’s USD Term Commitment. Amounts prepaid or repaid in respect of USD Term Loans may not be reborrowed. (e) EUR Term Commitments. Subject to the terms and conditions set forth herein, each EUR Term Lender severally (and not jointly) agrees to make a EUR Term Loan in Euros to the Swiss Subsidiary Borrower, on the Effective Date, in a principal amount not to exceed such Lender’s EUR Term Commitment. Amounts prepaid or repaid in respect of EUR Term Loans may not be reborrowed. SECTION 2.02 Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and currency made to the same Borrower by the Lenders ratably in accordance with their respective Commitments of the applicable Class. (b) Each Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (c) Subject to Section 2.13, Revolving Loans and Term Loans and Swingline Loans may be: (i) with respect to Revolving Loans or Term Loans denominated in Dollars, (A) Base Rate Loans or (B)(I) prior to the USD LIBOR Transition Date, Eurocurrency Rate Loans or (II) on and after the USD LIBOR Transition Date, (1) if the Unadjusted Benchmark Replacement that has replaced USD LIBOR pursuant to Section 2.13(c)(i) is Adjusted Daily Simple SOFR, then (x) prior to the Term RFR Transition Date for Dollars, Daily Simple RFR Loans or (y) on and after the Term RFR Transition Date for Dollars, Term RFR Loans or (2) if the Unadjusted Benchmark Replacement that has replaced USD LIBOR pursuant to Section 2.13(c)(i) is Adjusted Term SOFR, Term RFR Loans; (ii) with respect to Revolving Loans or Term Loans denominated in Euros or other Currencies (other than Dollars or Sterling), Eurocurrency Rate Loans; or (iii) with respect to Revolving Loans or Term Loans denominated in Sterling, (A) prior to the Term RFR Transition Date for Sterling, Daily Simple RFR Loans or (B) on and after the Term RFR Transition Date for Sterling, Term RFR Loans, each as further provided herein. Each Swingline Dollar

Loan shall be a Base Rate Loan, and each Swingline Foreign Currency Loan shall be a Swingline Foreign Currency Loan which bears interest at the applicable Swingline Foreign Currency Overnight Rate. (d) At the commencement of each Interest Period for any Eurocurrency Rate Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum (or, in the case of any Borrowing made to the Swiss Subsidiary Borrower, such greater amount as may be required in order for each Loan comprising such Borrowing to be at least €100,000 (or other amount required by the applicable Swiss law) or, in the case of any Loan denominated in a currency other than Euro, is at least the equivalent thereof, determined on the basis consistent with the definition of the term “Exchange Rate”, mutatis mutandis); provided that a Eurocurrency Rate Borrowing of any Class that results from a continuation of an outstanding Eurocurrency Rate Borrowing of such Class may, subject to the foregoing parenthetical clause, be in an aggregate amount that is equal to such outstanding Eurocurrency Rate Borrowing. At the time that each Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Base Rate Borrowing of any Class may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of such Class or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum (or, in the case of a Swingline Loan made to the Swiss Subsidiary Borrower, such greater amount as may be required in order that each Global Tranche Lender’s Global Tranche Percentage of such Swingline Loan is at least €100,000 (or other amount required by the applicable Swiss law) or, in the case of any Swingline Loan denominated in a currency other than Euro, is at least the equivalent thereof, determined on the basis consistent with the definition of the term “Exchange Rate”, mutatis mutandis). Borrowings of more than one Class may be outstanding at the same time. (e) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Applicable Maturity Date SECTION 2.03 Procedure for Borrowings. (a) Requests for Revolving Loans. The Parent Borrower, on behalf of itself or the applicable Subsidiary Borrower, shall give the Administrative Agent irrevocable prior written notice substantially in the form of a Borrowing Request not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii)(A) in the case of a Daily Simple RFR Loan denominated in Dollars, at least five (5) RFR Business Days before such Daily Simple RFR Loan, (B) in the case of a Term RFR Loan denominated in Dollars, at least three (3) RFR Business Days before such Term RFR Loan, (C) in the case of a Eurocurrency Rate Loan denominated in Dollars, at least three (3) Eurocurrency Banking Days before such Eurocurrency Rate Loan, (D) in the case of a RFR Loan denominated in any Foreign Currency, at least five (5) RFR Business Days before such RFR Loan, and (E) in the case of a Eurocurrency Rate Loan denominated in any Foreign Currency, at least four (4) Eurocurrency Banking Days before such Eurocurrency Rate Loan, of its intention to borrow; provided, that the Borrowers may only request a Eurocurrency Rate Loan for a borrowing on the Effective Date if the Parent Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 2.15 of this Agreement. Each Borrowing Request shall specify (A) the date of such borrowing, which shall be a Business Day, a RFR Business Day or an Eurocurrency Banking Day, as applicable, (B) the identity of the applicable Borrower, (C) the Currency of such borrowing, (D) the amount of such borrowing, which shall be an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum, (E) whether such Loan is to be a Eurocurrency Rate Loan, a Daily Simple RFR Loan, a Term RFR Loan or a Base Rate Loan, (F) in the case of a Eurocurrency Rate Loan or a Term RFR Loan, the duration of the Interest Period applicable thereto. If the Parent Borrower fails to specify the Currency of a Loan in a Borrowing Request, then the applicable Loans shall be made in Dollars and (G) the location and number of the Applicable Borrower’s account to which funds are to be disbursed (provided that if the Parent Borrower shall fail to specify an account, the account shall be deemed to be the account specified in the then most recent Borrowing Request that shall have specified such account). If the Parent Borrower fails to specify a type of Loan denominated in Dollars in a Borrowing Request, then the applicable Loans shall be made as Revolving Loans at the Base Rate. If the Parent Borrower requests a borrowing of Eurocurrency Rate Loans or Term RFR Loans in any such Borrowing Request, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Borrowing Request received after 11:00 a.m. shall be deemed received on the next Business Day, RFR Business Day or Eurocurrency Banking Day, as applicable. The Administrative Agent shall promptly notify the Global Tranche Lenders, the Mexican Tranche Lenders or the Singaporean Tranche Lenders, as applicable, of each Borrowing Request. (b) Disbursement of Revolving Loans. Not later than 1:00 p.m. in the case of any Loan denominated in Dollars and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan denominated in a Foreign Currency, in each case on the proposed borrowing date, each applicable Lender will make available to the Administrative Agent, for the account of the applicable Borrower, at the Administrative Agent’s Office in Same Day Funds, in the applicable Currency, such Lender’s applicable Commitment Percentage of the Loans to be made on such borrowing date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in Same Day Funds by crediting or wiring such proceeds to the deposit account of such Borrower identified in the most recent notice substantially in the form attached as Exhibit K (a “Notice of Account Designation”) delivered by the Parent Borrower to the Administrative Agent or as may be otherwise agreed upon by the Parent Borrower and the Administrative Agent from time to time. Subject to Section 2.03(d) hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this Section to the extent that any Lender has not made available to the Administrative Agent its applicable Commitment Percentage of such Loan. (c) Initial Term Loans. The Parent Borrower shall give the Administrative Agent an irrevocable Borrowing Request requesting that the applicable Term Lenders make the initial Term Loans on the Effective Date prior to 11:00 a.m. (i) in the case of a Base Rate Loan, on the Effective Date and (ii)(A) in the case of a Daily Simple RFR Loan denominated in Dollars, at least five (5) RFR Business Days prior to the Effective Date, (B) in the case of a Term RFR Loan denominated in Dollars, at least three (3) RFR Business Days prior to the Effective Date, (C) in the case of a Eurocurrency Rate Loan denominated in Dollars, at least three (3) Eurocurrency Banking Days prior to the Effective Date, (D) in the case of an RFR Loan denominated in any Foreign Currency, at least five (5) RFR Business Days prior to the Effective Date, and (E) in the case of a Eurocurrency Rate Loan denominated in any Foreign Currency, at least four (4) Eurocurrency Banking Days prior to the Effective Date; provided, that the Parent Borrower may only request a Eurocurrency Rate Loan or an RFR Loan if the Parent Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 2.15 of this Agreement. Any Borrowing Request shall specify (A) the date of such borrowing, which shall be a Business Day, a RFR Business Day or an Eurocurrency Banking Day, as applicable, (B) the Currency of such borrowing, (C) the amount of such borrowing, (D) whether such Term Loan is to be a Eurocurrency Rate Loan, a Daily Simple RFR Loan, a Term RFR Loan or a Base Rate Loan, and (E) in the case of a Eurocurrency Rate Loan or a Term RFR Loan, the duration of the Interest Period applicable thereto. If the Parent Borrower fails to specify the Currency of a Term Loan in a Borrowing Request, then the Term Loan shall be made in Dollars. If the Parent Borrower fails to specify a type of Term Loan in Dollars in a Borrowing Request, then the applicable Term Loan shall be made as a Base Rate Loan. If the Parent Borrower requests a borrowing of Eurocurrency Rate Loans or Term RFR Loans in any such Borrowing Request, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Not later than 1:00

p.m. on the Effective Date, each applicable Term Lender will make available to the Administrative Agent for the account of the Parent Borrower, at the Administrative Agent’s Office in Same Day Funds in the applicable Currency, the amount of such initial Term Loan to be made by such Term Lender on the Effective Date. The Parent Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the initial Term Loans in Same Day Funds by wire transfer to such Person or Persons as may be designated by the Parent Borrower in writing. (d) Incremental Term Loans. Any Incremental Term Loans shall be borrowed pursuant to, and in accordance with Section 2.20. (e) Funding by Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.03 and may, in reliance upon such assumption, make available to the Applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, (x) the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (in the case of a Borrowing denominated in Dollars) or (y) the greater of the rate determined (which determination shall be conclusive absent manifest error) by the Administrative Agent to be the cost to it of funding such amount and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (in the case of a Borrowing denominated in a Foreign Currency) or (ii) in the case of the Applicable Borrower, (A) the interest rate applicable to Base Rate Loans (in the case of a Borrowing denominated in Dollars) or (B) the interest rate applicable to the subject Loan (in the case of a Borrowing denominated in a Foreign Currency). If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. If the applicable Lender and the Applicable Borrower shall both pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Applicable Borrower the amount of such interest paid by the Applicable Borrower for such period. Any such payment by any Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.04 Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender may, in its sole discretion, make Loans denominated in Dollars, Euro or Sterling to the Global Tranche Borrowers from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the Swingline Exposure exceeding $100,000,000, (ii) the Global Tranche Revolving Credit Exposure of any Lender exceeding the Global Tranche Revolving Commitment of such Lender, (iii) the Aggregate Global Tranche Revolving Credit Exposure exceeding the Aggregate Global Tranche Revolving Commitments and (iv) in the case of a Swingline Loan to any Global Tranche Borrower that is a Subsidiary Borrower, the Aggregate Revolving Credit Exposure as to which the Subsidiary Borrowers are the Applicable Borrowers exceeding $325,000,000; provided that no more than four Swingline Loans may be outstanding at any time. Within the foregoing limits and subject to the terms and conditions set forth herein, the Global Tranche Borrowers may, subject to the sole discretion of the Swingline Lender as set forth above, borrow, prepay and reborrow Swingline Loans.

(b) To request a Swingline Loan, the Parent Borrower (on behalf of itself or the Swiss Subsidiary Borrower) shall submit to the Administrative Agent, by fax or email, a completed Borrowing Request signed by a Responsible Officer of the Parent Borrower (i) in the case of a Swingline Dollar Loan, not later than 2:00 p.m., on the day of the proposed Swingline Loan or (ii) in the case of a Swingline Foreign Currency Loan, not later than 2:00 p.m., Applicable Time, on the day one Business Day before such proposed Swingline Foreign Currency Loan. Each such notice shall be irrevocable and shall specify (A) the identity of the Applicable Borrower, (B) the amount of the requested Swingline Loan, (C) the currency in which such Swingline Loan is to be denominated, (D) the requested date of such Swingline Loan, which shall be a Business Day, and (E) in the case of any Swingline Dollar Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), the LC Disbursement intended to be reimbursed. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Parent Borrower. If the Swingline Lender determines, in its sole discretion, to make the requested Swingline Loan, the Swingline Lender shall make such Swingline Loan available to the Applicable Borrower by means of a credit to the general deposit account of the Applicable Borrower with the Swingline Lender (or, in the case of a Swingline Dollar Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank) by 3:00 p.m., Applicable Time, on the requested date of such Swingline Loan. (c) The Swingline Lender may, by written notice given to the Administrative Agent not later than 12:00 noon, on any Business Day, require the Global Tranche Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount and currencies of the Swingline Loans in which the Global Tranche Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Global Tranche Lender, specifying in such notice such Lender’s Global Tranche Percentage of such Swingline Loan or Loans and the currencies thereof. Each Global Tranche Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above with respect to such Swingline Loan or Loans, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Global Tranche Percentage of such Swingline Loan or Loans. Each Global Tranche Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Global Tranche Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Global Tranche Lender further acknowledges and agrees that, in making any Swingline Loan, the Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Parent Borrower deemed made pursuant to Section 4.02. Each Global Tranche Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds in the applicable currency promptly (and, in any event, by the next Business Day), in the same manner as provided in Section 2.06 with respect to Loans made by such Global Tranche Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Global Tranche Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Global Tranche Lenders. The Administrative Agent shall notify the Parent Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Applicable Borrower (or other party on behalf of the Applicable Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Global Tranche Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Applicable Borrower for any reason. The purchase of participations in any Swingline Loan pursuant to this paragraph shall not relieve the Applicable Borrower of any default in the payment thereof. SECTION 2.05 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, (i) any Global Tranche Borrower may request the issuance of Letters of Credit for its own account and (ii) the Parent Borrower may, so long as the Parent Borrower shall be a joint and several co- applicant with respect thereto, request the issuance of Letters of Credit for the account of any Subsidiary (other than a Subsidiary Borrower), in each case, denominated in Dollars, Euro or Sterling and in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Application or other agreement submitted by any Global Tranche Borrower or any of its Subsidiaries to, or entered into with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit, other than an automatic extension permitted pursuant to paragraph (c) of this Section 2.05), the Parent Borrower shall submit to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension), by fax or email, a written notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the Applicable Borrower, the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.05), the amount of such Letter of Credit, the currency in which such Letter of Credit is to be denominated, the name and address of the beneficiary thereof and such other information as shall be necessary to enable the applicable Issuing Bank to prepare, amend or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Applicable Borrower also shall submit a Letter of Credit Application. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Parent Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension, (i) the LC Exposure shall not exceed $50,000,000, (ii) the amount of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank shall not exceed the LC Commitment of such Issuing Bank, (iii) the Global Tranche Revolving Credit Exposure of any Lender shall not exceed the Global Tranche Revolving Commitment of such Lender, (iv) the Aggregate Global Tranche Revolving Credit Exposures shall not exceed the Aggregate Global Tranche Revolving Commitments and (v) the Aggregate Revolving Credit Exposure as to which the Subsidiary Borrowers are the Applicable Borrowers shall not exceed $325,000,000. No Issuing Bank shall be obligated to issue commercial or trade Letters of Credit, or Letters of Credit denominated in any Foreign Currency, in each case, if such issuance would not be in accordance with its internal policies or procedures. An Issuing Bank shall not be under any obligation to issue, amend or extend any Letter of Credit if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending or extending such Letter of Credit, or any law, rule, regulation or orders of any Governmental Authority applicable to such Issuing Bank or any request, rule, guideline or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular. (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after such extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date; provided that any Letter of Credit may contain customary automatic extension provisions agreed upon by the Parent Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 12 months (but not to a date later than the date set forth in clause (ii) above), subject to a right on the part of such Issuing Bank to prevent any such extension from occurring by giving notice to the beneficiary at least a specified time (as agreed upon by the Parent Borrower and the applicable Issuing Bank) in advance of any such extension. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Global Tranche Lenders, the Issuing Bank that is the issuer thereof hereby grants to each Global Tranche Lender, and each Global Tranche Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Global Tranche Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Global Tranche Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Global Tranche Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Applicable Borrower on the date due as provided in paragraph (e) of this Section 2.05, or of any reimbursement payment in respect of any LC Disbursement required to be refunded to the Applicable Borrower for any reason, including after the Revolving Maturity Date. Such payment by the Global Tranche Lenders shall be made (i) if the currency of the applicable LC Disbursement or reimbursement payment shall be in Dollars, then in Dollars and (ii) subject to paragraph (k) of this Section 2.05, if the currency of the applicable LC Disbursement or reimbursement payment shall be a Foreign Currency, then in Dollars in an amount equal to the Dollar Equivalent of such LC Disbursement or reimbursement payment, calculated by the Administrative Agent using the Exchange Rate on the applicable LC Participation Calculation Date. Each Global Tranche Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit, the occurrence and continuance of a Default or Event of Default, any reduction or termination of the Global Tranche Revolving Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of the ISP) or the express terms of such Letter of Credit itself permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Global Tranche Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Global Tranche Lender further acknowledges and agrees that, in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Parent Borrower deemed made pursuant to Section 4.02. (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the currency of such LC Disbursement equal to such LC Disbursement not later than 12:00 noon, on the date that such LC Disbursement is made, if the Applicable Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., on such date, or, if such notice has not been received by the Applicable Borrower prior to such time on such date, then not later than 12:00 noon, on (i) the Business Day that the Applicable Borrower receives such notice, if such notice is received prior to 10:00 a.m., on the day of receipt, or (ii) the Business Day immediately following the day that the Applicable Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Parent Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with a Base Rate Revolving Borrowing or a Swingline Loan denominated in the same currency and in an equivalent amount and, to the extent so financed, the Applicable Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Base Rate Revolving Borrowing or Swingline Loan. If the Applicable Borrower

fails to make such payment when due, then, if the currency of the applicable LC Disbursement is a Foreign Currency, the Applicable Borrower’s obligation to reimburse such LC Disbursement shall automatically and with no further action required be converted into an obligation to reimburse the Dollar Equivalent of such LC Disbursement, calculated by the Administrative Agent using the Exchange Rate on the applicable LC Participation Calculation Date, and the applicable Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall notify each Global Tranche Lender of the applicable LC Disbursement, the amount and currency of the payment then due from the Applicable Borrower in respect thereof and such Lender’s Global Tranche Percentage thereof. Promptly following receipt of such notice (and, in any event, by the next Business Day), each Global Tranche Lender shall pay to the Administrative Agent in Dollars its Global Tranche Percentage of the payment then due from the Applicable Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Global Tranche Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Global Tranche Lenders pursuant to this paragraph), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Global Tranche Lenders. Promptly following receipt by the Administrative Agent of any payment from the Applicable Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Global Tranche Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Global Tranche Lenders and such Issuing Bank as their interests may appear. Any payment made by a Global Tranche Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of Base Rate Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Applicable Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Applicable Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 2.05 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of the ISP) or the express terms of such Letter of Credit itself permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Revolving Commitments or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of, or provide a right of setoff against, the Applicable Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of any Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Applicable Borrower to the extent of any direct damages (as opposed to special, indirect consequential or punitive damages, claims in respect of which are hereby waived by the Applicable Borrower to the extent permitted by applicable law) suffered by the Applicable Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, unless a court of competent jurisdiction shall have determined in a final and nonappealable judgment that in making any such determination the applicable Issuing Bank acted with gross negligence or willful misconduct, such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The applicable Issuing Bank shall, within the time allowed by applicable law or the express terms of such Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Issuing Bank shall promptly after such examination notify the Administrative Agent and the Applicable Borrower by telephone (confirmed by fax or email) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Applicable Borrower of its obligation to reimburse such Issuing Bank and the Global Tranche Lenders with respect to any such LC Disbursement. (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Applicable Borrower reimburses such LC Disbursement, (i) in the case of any LC Disbursement made in Dollars, and at all times following the conversion to Dollars of the reimbursement obligation with respect to any LC Disbursement made in Euro or Sterling pursuant to paragraph (e) or (k) of this Section 2.05, at the rate per annum then applicable to Base Rate Revolving Loans and (ii) in the case of any LC Disbursement made in Euro or Sterling, at all times prior to the conversion of the reimbursement obligation with respect thereto to Dollars pursuant to paragraph (e) or (k) of this Section 2.05, at a rate equal to the applicable Swingline Foreign Currency Overnight Rate plus the Applicable Margin used to determine interest applicable to Eurocurrency Rate Loans; provided that, if the Applicable Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section 2.05, then Section 2.12(g) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Global Tranche Lender pursuant to paragraph (e) of this Section 2.05 to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the Applicable Borrower reimburses the applicable LC Disbursement in full. (i) Designation of Additional Issuing Banks; Replacement of Issuing Banks. (i) From time to time, the Parent Borrower may by notice to the Administrative Agent and the Global Tranche Lenders designate as additional Issuing Bank one or more Global Tranche Lenders that agree to serve in such capacity as provided below. The acceptance by a Global Tranche Lender of any appointment as an Issuing Bank hereunder shall be evidenced by an agreement (an “Issuing Bank Agreement”), which shall be in a form satisfactory to the Parent Borrower and the Administrative Agent, shall set forth the LC Commitment of such Global Tranche Lender and shall be executed by such Global Tranche Lender, the Parent Borrower and the Administrative Agent. The Issuing Bank Agreement of any Issuing Bank may limit the currencies in which and the Borrowers for the account of which such Issuing Bank will issue Letters of Credit, and any such limitations will, as to such Issuing Bank, be deemed to be incorporated into this Agreement.

(ii) An Issuing Bank may be replaced at any time by written agreement among the Parent Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank (it being understood that such successor Issuing Bank shall be designated and appointed as an Issuing Bank hereunder in accordance with the immediately preceding paragraph). The Administrative Agent shall notify the Global Tranche Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Parent Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). (iii) From and after the effective date of any such appointment or replacement, (A) the additional or successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (B) references herein to the term “Issuing Bank” shall be deemed to refer to such additional or successor Issuing Bank or, in the case of a replacement, to any previous Issuing Bank, or to such additional or successor Issuing Bank and, in the case of a replacement, all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Parent Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Parent Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Global Tranche Lenders and the Issuing Banks, an amount in cash and in the currency of such Letter of Credit equal to (i) in the case of any Letter of Credit denominated in Dollars, 100% of the LC Exposure as of such date attributable to such Letter of Credit, plus any accrued and unpaid interest thereon, and (ii) in the case of any Letter of Credit denominated in a Foreign Currency, 105% of the LC Exposure as of such date attributable to such Letter of Credit, plus any accrued and unpaid interest thereon; provided that (A) amounts payable in respect of any Letter of Credit denominated in a Foreign Currency in respect of which the Applicable Borrower’s reimbursement obligations have been converted to obligations in Dollars as provided in paragraph (e) or (k) of this Section 2.05, and interest accrued thereon, shall be payable in Dollars and (B) the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in Section 7.01(f). The Parent Borrower shall also deposit cash collateral in Dollars in accordance with this paragraph as and to the extent required by Sections 2.10 and 2.19. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Parent Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall, notwithstanding anything to the contrary in Section 2.17(b), be applied by the Administrative Agent to reimburse any Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to, in the case of any such application at a time when any Global Tranche Lender is a Defaulting Lender (and only if, after giving effect thereto, the remaining cash collateral in respect of the LC Exposure shall be less than the aggregate LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Parent Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Parent Borrower within three Business Days after all Events of Default have been cured or waived. If the Parent Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.19, such amount (to the extent not applied as aforesaid) shall be returned to the Parent Borrower within three Business Days to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Revolving Commitments of the Non-Defaulting Lenders that are Global Tranche Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing. (k) Conversion. In the event that the Loans become immediately due and payable on any date pursuant to Section 7.01, all amounts (i) that any Borrower is at the time or becomes thereafter required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Letter of Credit denominated in a Foreign Currency (other than amounts in respect of which the Parent Borrower has deposited cash collateral, if such cash collateral was deposited in the applicable currency), (ii) that the Global Tranche Lenders are at the time or become thereafter required to pay to the Administrative Agent (and the Administrative Agent is at the time or becomes thereafter required to distribute to the applicable Issuing Bank) pursuant to paragraph (e) of this Section in respect of unreimbursed LC Disbursements made under any Letter of Credit denominated in a Foreign Currency and (iii) of each Global Tranche Lender’s participation in any Letter of Credit denominated in a Foreign Currency under which an LC Disbursement has been made shall, automatically and with no further action required, be converted into the Dollar Equivalent, calculated using the Exchange Rate on such date (or in the case of any LC Disbursement made after such date, on the date such LC Disbursement is made), of such amounts. On and after such conversion, all amounts accruing and owed to the Administrative Agent, any Issuing Bank or any Global Tranche Lender in respect of the obligations described in this paragraph shall accrue and be payable in Dollars at the rates otherwise applicable hereunder. (l) Letter of Credit Amounts. For all purposes of this Agreement, (i) the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases (other than any such increase consisting of the reinstatement of an amount previously drawn thereunder and reimbursed), whether or not such maximum stated amount is in effect at the time of determination and (ii) if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the ISP or the express terms of the Letter of Credit itself, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Applicable Borrower and each Global Tranche Lender hereunder shall remain in full force and effect until the Issuing Banks and the Global Tranche Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. (m) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that any Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary of the Parent Borrower (other than a Subsidiary that itself is a Subsidiary Borrower), or states that a Subsidiary of the Parent Borrower (other than a Subsidiary that itself is a Subsidiary Borrower) is the “account party”, “applicant”, “customer”, “instructing party” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Parent Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Parent Borrower and (ii) except to the extent expressly provided in Section 2.05(f), irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Parent Borrower hereby acknowledges that the issuance of such Letters of Credit for any of its Subsidiaries inures to the benefit of the Parent Borrower, and that the Parent Borrower’s business derives substantial benefits from the businesses of its Subsidiaries. SECTION 2.06 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Parent Borrower shall have the option, subject to Section 2.12(a), to (a) convert at any time, subject to the notice requirements herein, all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to the Borrowing Minimum or any Borrowing Multiple in excess thereof (or such lesser amount as shall represent all of the Base Rate Loans then outstanding) into one or more Eurocurrency Rate Loans or, after the USD LIBOR Transition Date, RFR Loans, (b) in the case of a Eurocurrency Rate Loan or Term RFR Loan denominated in Dollars, upon the expiration of any Interest Period, (i) convert all or any part of any such outstanding Eurocurrency Rate Loans or Term RFR Loans in a principal amount equal to the Borrowing Minimum or any Borrowing Multiple in excess thereof (or such lesser amount as shall represent all of the Eurocurrency Rate Loans or Term RFR Loans, as applicable, denominated in Dollars then outstanding) into Base Rate Loans (other than Swingline Loans) or (ii) continue any such Eurocurrency Rate Loans as Eurocurrency Rate Loans or Term RFR Loans as Term RFR Loans, (c) in the case of a Daily Simple RFR Loan denominated in Dollars, upon the occurrence of the Interest Payment Date therefor, (i) convert all or any part of any such outstanding Daily Simple RFR Loans in a principal amount equal to the Borrowing Minimum or any Borrowing Multiple in excess thereof (or such lesser amount as shall represent all of the Daily Simple RFR Loans, as applicable, denominated in Dollars then outstanding) into Base Rate Loans or (ii) continue any such Daily Simple RFR Loans as Daily Simple RFR Loans, (d) in the case of a Eurocurrency Rate Loan or Term RFR Loan denominated in any Foreign Currency, upon the expiration of any Interest Period, continue any such Eurocurrency Rate Loans as Eurocurrency Rate Loans or Term RFR Loans as Term RFR Loans and (e) in the case of a Daily Simple RFR Loan denominated in any Foreign Currency, upon the occurrence of the Interest Payment Date therefor, continue any such Daily Simple RFR Loans as Daily Simple RFR Loans. Whenever a Borrower desires to convert or continue Loans as provided above, the Parent Borrower shall give the Administrative Agent an Interest Election Request not later than 11:00 a.m. (i) in the case of a Loan denominated in Dollars that is to be a Daily Simple RFR Loan, at least five (5) RFR Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, (ii) in the case of a Loan denominated in Dollars that is to be a Term RFR Loan, at least three (3) RFR Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, (iii) in the case of a Loan denominated in Dollars that is to be a Eurocurrency Rate Loan, at least three (3) Eurocurrency Banking Days before the day on which a proposed conversion or continuation of such Loan is to be effective, (iv) in the case of a Loan denominated in any Foreign Currency that is to be an RFR Loan, at least five (5) RFR Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, and (v) in the case of a Loan denominated in any Foreign Currency that is to be a Eurocurrency Rate Loan, at least four (4) Eurocurrency Banking Days (or five (5) Eurocurrency Banking Days in the case of a Special Notice Currency) before the day on which a proposed conversion or continuation of such Loan is to be effective, in each case, specifying (A) the Loans to be converted or continued, and, in the case of any Eurocurrency Rate Loan or Term RFR Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount and Currency of such Loans to be converted or continued, and (D) in the case of any Eurocurrency Rate Loan or Term RFR Loan, the Interest Period to be applicable to such converted or continued Eurocurrency Rate Loan or Term RFR Loan. If the Parent Borrower fails to deliver a timely Interest Election Request with respect to a Daily Simple RFR Loan prior to the Interest Payment Date therefor, then, unless such RFR Loan is repaid as provided herein, the Borrowers shall be deemed to have selected that such RFR Loan shall automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Foreign Currency, if applicable) as of such Interest Payment Date. If the Parent Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Rate Loan or a Term RFR Loan prior to the end of the Interest Period therefor, then, unless such Eurocurrency Rate Loan or Term RFR Loan, as applicable, is repaid as provided herein, the Borrowers shall be deemed to have selected that such Eurocurrency Rate Loan or Term RFR Loan, as applicable, shall automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Foreign Currency) at the end of such Interest Period. If the Parent Borrower requests a conversion to, or continuation of, a Eurocurrency Rate Loan or a Term RFR Loan, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a Eurocurrency Rate Loan or an RFR Loan. The Administrative Agent shall promptly notify the affected Lenders of such Interest Election Request. Notwithstanding any other provision of this Section 2.06 to the contrary, the Parent Borrower may not (x) change the currency of any Borrowing, (y) elect an Interest Period for any Eurocurrency Borrowing that does not comply with Section 2.02(d) or (z) convert any Borrowing to a Borrowing of a different Class not available with respect thereto. SECTION 2.07 [Reserved]. SECTION 2.08 Termination and Reduction of Commitments. (a) Termination of Commitments. Unless previously terminated: (i) all the Term Commitments shall terminate at 5:00 p.m. on the Effective Date; and (ii) all the Revolving Commitments shall terminate on the Revolving Maturity Date. (b) Voluntary Reduction of Revolving Commitments. The Parent Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments of any Class; provided that (i) each reduction of the Revolving Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Parent Borrower shall not terminate or reduce the Revolving Commitments of any Class if, after giving effect to any concurrent prepayment of Loans in accordance with Section 2.10, the Aggregate Global Tranche Revolving Credit Exposures would exceed the Aggregate Global Tranche Revolving Commitments, the Aggregate Mexican Tranche Revolving Credit Exposure would exceed the Aggregate Mexican Tranche Revolving Commitments or the Aggregate Singaporean Tranche Revolving Credit Exposure would exceed the Aggregate Singaporean Tranche Revolving Commitments, as applicable. All commitment fees with respect to any Class of Revolving Commitments accrued until the effective date of any termination of such Class of Revolving Commitments shall be paid on the effective date of such termination. (c) Notice of Election to Voluntarily Reduce Revolving Commitments. The Parent Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments of any Class under paragraph (b) of this Section 2.08 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Parent Borrower pursuant to this Section 2.08 shall be irrevocable; provided that a notice of termination or reduction of the Revolving Commitments of any Class delivered by the Parent Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the occurrence of one or more other events specified therein, in which case such notice may be revoked by the Parent Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving

Commitments of any Class shall be permanent. Each reduction of the Revolving Commitments of any Class shall be made ratably among the Lenders of such Class in accordance with their respective Revolving Commitments of such Class. SECTION 2.09 Repayment of Loans; Evidence of Debt. (a) Revolving Loans and Swingline Loans. Each Applicable Borrower hereby unconditionally promises to pay: (i) to the Swingline Lender, the then unpaid principal amount of each Swingline Loan made to such Applicable Borrower on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Global Tranche Revolving Borrowing is made, each Applicable Borrower shall repay each Swingline Loan made to such Applicable Borrower then outstanding; and (ii) to the Administrative Agent, for the account of each applicable Revolving Lender, the then unpaid principal amount of each Revolving Loan made to such Applicable Borrower on the Revolving Maturity Date. (b) USD Term Loans, EUR Term Loans and Incremental Term Loans. (i) The Parent Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each USD Term Lender on each date set forth below the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.10(b)): Date Amount March 31, 2022 $1,250,000 June 30, 2022 $1,250,000 September 30, 2022 $1,250,000 December 31, 2022 $1,250,000 March 31, 2023 $2,500,000 June 30, 2023 $2,500,000 September 30, 2023 $2,500,000 December 31, 2023 $2,500,000 March 31, 2024 $2,500,000 June 30, 2024 $2,500,000 September 30, 2024 $2,500,000 December 31, 2024 $2,500,000 March 31, 2025 $3,750,000 June 30, 2025 $3,750,000 September 30, 2025 $3,750,000 December 31, 2025 $3,750,000 March 31, 2026 $5,000,000 June 30, 2026 $5,000,000 September 30, 2026 $5,000,000

Maturity Date The entire unpaid principal amount of all USD Term Loans provided if any date set forth above is not a Business Day, then payment shall be due and payable on the Business Day immediately preceding such date. To the extent not previously paid, all unpaid USD Term Loans shall be paid in full in cash by the Parent Borrower on the USD Term Maturity Date. (ii) The Swiss Subsidiary Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each EUR Term Lender on each date set forth below the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.10(b)): Date Amount March 31, 2022 €1,100,000 June 30, 2022 €1,100,000 September 30, 2022 €1,100,000 December 31, 2022 €1,100,000 March 31, 2023 €2,200,000 June 30, 2023 €2,200,000 September 30, 2023 €2,200,000 December 31, 2023 €2,200,000 March 31, 2024 €2,200,000 June 30, 2024 €2,200,000 September 30, 2024 €2,200,000 December 31, 2024 €2,200,000 March 31, 2025 €3,300,000 June 30, 2025 €3,300,000 September 30, 2025 €3,300,000 December 31, 2025 €3,300,000 March 31, 2026 €4,400,000 June 30, 2026 €4,400,000 September 30, 2026 €4,400,000 Maturity Date The entire unpaid principal amount of all EUR Term Loans provided if any date set forth above is not a Business Day, then payment shall be due and payable on the Business Day immediately preceding such date. To the extent not previously paid, all unpaid EUR Term Loans shall be paid in full in cash by the Swiss Subsidiary Borrower on the EUR Term Maturity Date. (iii) Incremental Term Loans. The Applicable Borrower shall repay the aggregate outstanding principal amount of each Incremental Term Loan (if any) as determined pursuant to, and in accordance with, Section 2.20. (c) Lender Accounts. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each

Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender by each Applicable Borrower from time to time hereunder. (d) Administrative Agent Accounts. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class thereof and, in the case of Eurocurrency Rate Loans and Term RFR Loans, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Applicable Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (e) Accounts Prima Facie Evidence. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Applicable Borrowers to repay the Loans in accordance with the terms of this Agreement. (f) Promissory Notes. Any Lender may request that the Loans of any Class made by it be evidenced by a promissory note. In such event, the Applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent; provided that in the case of a promissory note, executed and delivered by the Mexican Subsidiary Borrower, such promissory note (each such note, a “Mexican Promissory Note”) shall qualify as a pagaré under Mexican law and shall be substantially in the form of Exhibit D and shall be duly issued by the Mexican Subsidiary Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). SECTION 2.10 Prepayment of Loans. (a) Revolving Loans. (i) Optional Prepayments. (A) The Borrowers shall have the right at any time and from time to time to prepay any Revolving Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section 2.10. (B) The Parent Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) in writing submitted by fax or email of any prepayment hereunder given not later than 11:00 a.m., Applicable time, (i) on the same Business Day as prepayment of each Base Rate Loan and each Swingline Loan and (ii) (A) in the case of a Daily Simple RFR Loan denominated in Dollars, at least five (5) RFR Business Days before prepayment of such Daily Simple RFR Loan, (B) in the case of a Term RFR Loan denominated in Dollars, at least three (3) RFR Business Days before prepayment of such Term RFR Loan, (C) in the case of a Eurocurrency Rate Loan denominated in Dollars, at least three (3) Eurocurrency Banking Days before prepayment of such Eurocurrency Rate Loan, (D) in the case of an RFR Loan denominated in any Foreign Currency, at least five (5) RFR Business Days before prepayment of such RFR Loan, and (E) in the case of a Eurocurrency Rate Loan denominated in any Foreign Currency, at least four (4) Eurocurrency Banking Days before prepayment of such Eurocurrency Rate Loan, in each case, specifying the date, Currency and amount of prepayment and whether the prepayment is of Eurocurrency Rate Loans, Daily Simple RFR Loans, Term RFR Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. (C) Each such notice shall be irrevocable; provided that a notice of optional prepayment of any Revolving Borrowing may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Parent Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice relating to a prepayment of a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Revolving Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12. (ii) Mandatory Prepayments. (A) If at any time the aggregate Revolving Credit Exposure of any Class exceeds the aggregate Revolving Commitments of such Class (other than solely as a result of a redetermination of the Dollar Equivalents in accordance with Section 1.05(a)), the Borrowers shall immediately prepay Revolving Loans and Swingline Loans of such Class in the amount of such excess and, to the extent that, after the prepayment of all Revolving Loans and Swingline Loans of such Class an excess of the aggregate Revolving Credit Exposure of such Class over the aggregate Revolving Commitments of such Class still exists, the Parent Borrower shall promptly cash collateralize the Letters of Credit in the manner described in Section 2.05(j) in an amount sufficient to eliminate such excess. (B) If at any time the aggregate Revolving Credit Exposure of any Class exceeds the aggregate Revolving Commitments of such Class, then (i) on the last day of any Interest Period for any Eurocurrency Rate Loans or any Term RFR Loans of such Class and (ii) on each other Business Day on which any Base Rate Revolving Borrowing or, in the case of such excess with respect to the Global Tranche Revolving Commitments, any Swingline Loan shall be outstanding, the Borrowers shall prepay Revolving Loans and Swingline Loans of such Class in an aggregate amount equal to the lesser of (A) the amount of such excess and (B) the amount of the applicable Revolving Borrowings, Revolving Loans or Swingline Loans referred to in clause (i) or (ii) above. If at any time the aggregate Revolving Credit Exposure of any Class exceeds 105% of the aggregate Revolving Commitments of such Class, then the Borrowers shall immediately prepay Revolving Loans and Swingline Loans of such Class in the amount of such excess and, in the case of such excess with respect to the Global Tranche Revolving Commitments, to the extent that, after the prepayment of all Global Tranche Revolving Loans and Swingline Loans of the applicable Class, an excess of the Aggregate Global Tranche Revolving Credit Exposure over the Aggregate Global Tranche Revolving Commitments still exists, the Parent Borrower shall promptly cash collateralize the Letters of Credit in the manner described in Section 2.05(j) in an amount sufficient to eliminate such excess. (b) Term Loans. (i) Optional Prepayments. The Parent Borrower, with respect to the USD Term Loans, or the Swiss Subsidiary Borrower, with respect to the EUR Term Loans, shall have the right at any time and from time to time to prepay the USD Term Loans or EUR Term Loans, as applicable, in whole or in part, subject to prior notice in accordance with the provisions of this Section 2.10(b). The Parent Borrower, with respect to the USD Term Loans, or the Swiss Subsidiary Borrower, with respect to the EUR Term Loans, shall notify the Administrative Agent by written notice of any prepayment hereunder given not later than 11:00 a.m. (i) on the same Business Day as prepayment of each Base Rate Loan and (ii) (A) in the case of an RFR Loan denominated in Dollars, at least five (5) RFR Business Days before prepayment of such RFR Loan, (B) in the case of a Eurocurrency Rate Loan denominated in Dollars, at least three (3) Eurocurrency Banking Days before prepayment of such Eurocurrency Rate Loan, and (C) in the case of a Eurocurrency Rate Loan denominated in any Foreign Currency, at least four (4) Eurocurrency Banking Days before prepayment of such Eurocurrency Rate Loan, in each case, specifying the date, the Currency and the amount of prepayment, whether the prepayment is of Eurocurrency Rate Loans, RFR Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each, and whether the prepayment is of the USD Term Loan, the EUR Term Loan, an Incremental Term Loan or a combination thereof, and, if of a combination thereof, the amount allocable to each. Each such notice shall be irrevocable; provided that a notice of optional prepayment of any Term Borrowing may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Parent Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice relating to a Term Loan, the Administrative Agent shall advise the Lenders of the contents thereof. Partial prepayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans and $2,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Eurocurrency Rate Loans or RFR Loans. A notice of prepayment received after 11:00 a.m. shall be deemed received on the next Business Day, RFR Business Day or Eurocurrency Banking Day, as applicable. Each such prepayment shall be applied to prepay the Term Loans and, if applicable, any Incremental Term Loans, on a pro rata basis (each such prepayment to be applied to reduce the scheduled principal amortizations payments under Section 2.10(b) on a pro rata basis). Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) any break funding payments required by Section 2.16. (ii) Mandatory Prepayments. (A) Debt Issuances. The Borrowers shall make mandatory principal prepayments of the Term Loans in the manner set forth in clause (D) below in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any Debt Issuance not otherwise permitted pursuant to Section 6.02. Such prepayment shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds of any such Debt Issuance. (B) Dispositions and Insurance and Condemnation Events. The Borrowers shall make mandatory principal prepayments of the Term Loans in the manner set forth in clause (D) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from (A) any Disposition (1) permitted under Section 6.04(m) or (2) not permitted pursuant to Section 6.04 or (B) any Insurance and Condemnation Event, to the extent that the aggregate amount of such Net Cash Proceeds, in the case of each of clauses (A) and (B), respectively, exceed $5,000,000 during any fiscal year. Such prepayments shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds; provided that, so long as no Default or Event of Default has occurred and is continuing, no prepayment shall be required under this Section 2.10(b)(ii)(B) with respect to such portion of such Net Cash Proceeds that the

Borrowers shall have, on or prior to the third (3rd) Business Day following the receipt of such Net Cash Proceeds, given written notice to the Administrative Agent of their intent to reinvest in accordance with Section 2.10(b)(ii)(C) below. (C) Reinvestment Option. With respect to any Net Cash Proceeds realized or received with respect to any Disposition or any Insurance and Condemnation Event by any Loan Party of any Subsidiary thereof (in each case, to the extent not excluded pursuant to Section 2.10(b)(ii)(B)), at the option of the Borrowers, the Loan Parties may reinvest all or any portion of such Net Cash Proceeds in assets used or useful (including maintenance capital expenditures) for the business of the Loan Parties and their Subsidiaries within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if such Loan Party enters into a bona fide commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, within eighteen (18) months following receipt thereof; provided that if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within three (3) Business Days after the applicable Loan Party reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Loans as set forth in this Section 2.10(b)(ii). Pending the final application of any such Net Cash Proceeds, the applicable Loan Party may invest an amount equal to such Net Cash Proceeds in any manner that is not prohibited by this Agreement. (D) Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under clauses (A) and (B) above, the Borrowers shall promptly deliver notice thereof to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment of the Term Loans under this Section shall be applied ratably between the USD Term Loans, the EUR Term Loans and any Incremental Term Loans to reduce on a pro rata basis the remaining scheduled principal installments of such Loans. (E) Prepayment of Eurocurrency Rate Loans and RFR Loans. Each prepayment of Eurocurrency Rate Loans and RFR Loans shall be accompanied by any amount required to be paid pursuant to Section 2.15; provided that, so long as no Default or Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans or RFR Loans is required to be made under this Section 2.10(b)(ii) prior to (x) with respect to Daily Simple RFR Loans, the applicable Interest Payment Date therefor or (y) with respect to Eurocurrency Rate Loans or Term RFR Loans, the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.10(b)(ii) in respect of any such Daily Simple RFR Loan prior to the applicable Interest Payment Date therefor or such Eurocurrency Rate Loan or Term RFR Loan prior to the last day of the Interest Period therefor, the Borrowers may, in their sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the applicable Interest Payment Date or the last day of such Interest Period, as applicable, into an account held at, and subject to the sole control of, the Administrative Agent until such date, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrowers or any other Loan Party) to apply such amount to the prepayment of such Term Loans in accordance with this Section 2.10(b)(ii). Upon the occurrence and during the continuance of any Default or Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrowers or any other Loan Party)

to apply such amount to the prepayment of the outstanding Term Loans in accordance with the relevant provisions of this Section 2.10(b)(ii). (F) No Reborrowings. Amounts prepaid under the USD Term Loan, the EUR Term Loan or any Incremental Term Loan (whether optional or mandatory) may not be reborrowed. (G) Foreign and Tax Considerations. Notwithstanding any other provisions of this Section 2.10(b)(ii): (1) to the extent that any or all of the Net Cash Proceeds of any Disposition by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.11(b)(ii)(B) (a “Foreign Disposition”) or the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.11(b)(ii)(B) (a “Foreign Casualty Event”) are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.10(b)(ii) but may be retained by the applicable Foreign Subsidiary so long as the applicable local law will not permit repatriation to the United States (the Parent Borrower hereby agreeing to cause the applicable Foreign Subsidiary to use its commercially reasonable efforts to promptly take all actions reasonably required by the applicable local law to permit such repatriation) and, if within 12 months of the applicable prepayment event, such repatriation of any of such affected Net Cash Proceeds is permitted under the applicable local law, such repatriation will be promptly effected and such repatriated Net Cash Proceeds will be promptly (and in any event not later than ten Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Loans pursuant to this Section 2.10(b)(ii) to the extent provided herein; and (2) to the extent that the Parent Borrower has determined in good faith and in consultation with the Administrative Agent that repatriation to the United States of any or all of the Net Cash Proceeds of any Foreign Disposition or any Foreign Casualty Event would have material adverse tax consequences (relative to the relevant Foreign Disposition or Foreign Casualty Event and taking into account any foreign tax credit or benefit actually realized in connection with such repatriation) with respect to such Net Cash Proceeds, the Net Cash Proceeds so affected may be retained by the applicable Foreign Subsidiary; provided that, in the case of this clause (2), on or before the date on which any Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.10(b)(ii), (A) the Parent Borrower applies, to the extent Parent Borrower has such cash or Cash Equivalents available, an amount equal to such Net Cash Proceeds to such reinvestments or prepayments as if such Net Cash Proceeds had been received by the Parent Borrower rather than such Foreign Subsidiary, less the amount (the “Netted Tax Amount”) of additional taxes that would have been payable or reserved against it if such Net Cash Proceeds had been repatriated to the United States by such Foreign Subsidiary; provided that, in the case of this clause (A), to the extent that within 12 months of the applicable prepayment event, the repatriation of any Net Cash Proceeds from such Foreign Subsidiary would no longer have material adverse tax consequences (relative to the relevant Foreign Disposition or Foreign Casualty Event), such

Foreign Subsidiary shall promptly repatriate an amount equal to the Netted Tax Amount to the Administrative Agent, which amount shall be applied to the pro rata prepayment of the Loans pursuant to Section 2.1(b)(ii) or (B) such Net Cash Proceeds are applied to the repayment of Indebtedness of a Foreign Subsidiary. SECTION 2.11 Fees. (a) The Parent Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Lender of any Class, a commitment fee, which shall accrue at the Applicable Margin on the daily amount of the difference between the Revolving Commitment of such Class of such Revolving Lender and the Revolving Credit Exposure (excluding, in the case of Global Tranche Revolving Credit Exposure, the Swingline Exposure) of such Class of such Revolving Lender during the period from and including the Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Parent Borrower agrees to pay (i) to the Administrative Agent for the account of each Global Tranche Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to (x) for Letters of Credit denominated in Dollars or Euros, Eurocurrency Rate Loans and (y) for Letters of Credit denominated in Sterling, Daily Simple SONIA Loans, on the average daily amount of such Global Tranche Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Global Tranche Lender’s Global Tranche Revolving Commitment terminates and the date on which such Global Tranche Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee equal to 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to Letters of Credit issued by such Issuing Bank during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Global Tranche Revolving Commitments terminate and any such fees accruing after the date on which the Global Tranche Revolving Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Parent Borrower agrees to pay to Wells Fargo Securities, LLC and the Administrative Agent, for their own respective accounts, fees payable in the amounts and at the times separately agreed upon between the Parent Borrower, Wells Fargo Securities, LLC and the Administrative Agent. (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to Wells Fargo Securities, LLC, the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders of the applicable Class. Fees paid shall not be refundable under any circumstances. SECTION 2.12 Interest. Subject to the provisions of Section 2.02(b), (x) at the election of the Borrower (where applicable), Revolving Loans and Term Loans that are (1) Base Rate Loans shall bear interest at the Base Rate plus the Applicable Margin, (2) Daily Simple RFR Loans denominated in Dollars shall bear interest at Adjusted Daily Simple SOFR plus the Applicable Margin, (3) Daily Simple RFR Loans denominated in Sterling shall bear interest at Daily Simple SONIA plus the Applicable Margin, (4) Term RFR Loans shall bear interest at the applicable Term RFR plus the Applicable Margin, and (5) Eurocurrency Rate Loans shall bear interest at the applicable Adjusted Eurocurrency Rate plus the Applicable Margin, (y) any Swingline Dollar Loans shall bear interest at the Base Rate plus the Applicable Margin and (z) any Swingline Foreign Currency Loan shall bear interest at the applicable Swingline Foreign Currency Overnight Rate plus the Applicable Margin. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Borrowing Request is given or at the time an Interest Election Request. (b) Default Rate. Notwithstanding the foregoing, if any principal of or interest on any Loan, any LC Disbursement or any fee or other amount payable by any Applicable Borrower hereunder is not paid when due (after giving effect to any grace period with respect thereto provided in Section 7.01(a)), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall (upon, if applicable, the expiration of such grace period) bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan or any LC Disbursement or any interest on any Loan or any LC Disbursement, 2% plus the rate otherwise applicable to such Loan or LC Disbursement as provided in the preceding paragraphs of this Section 2.12 or in Section 2.05(h) or (ii) in the case of any other amount, 2% plus the rate applicable to Base Rate Loans as provided in paragraph (a) of this Section 2.12. (c) Interest Payment and Computation. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto; provided that (i) in the event of any repayment or prepayment of any Eurocurrency Rate Loan or Term RFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of any Eurocurrency Rate Loan or Term RFR Loan prior to the end of the Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year), except that interest on Loans denominated in any Foreign Currency as to which market practice differs from the foregoing shall be computed in accordance with market practice for such Loans. (d) Minimum Interest Payment – Swiss Withholding Tax. (i) The rates of interest provided for in this Agreement are minimum interest rates. (ii) By entering into this Agreement, the parties hereto have assumed in bona fide that the interest payable hereunder is not and will not become subject to any deduction of Tax on account of Swiss Withholding Tax. If a deduction of Swiss Withholding Tax is required by applicable Swiss law in respect of any interest payable by the Swiss Subsidiary Borrower under this Agreement and should it be unlawful for the Swiss Subsidiary Borrower under applicable Swiss law to comply with Section 2.16(a) for any reason, where this would otherwise be required by the terms of Section 2.16 (taking into account the exclusions in Section 2.16(j)), then: (A) the applicable interest rate in relation to that interest payment shall be the interest rate which would have applied to that interest payment as provided for by Section 2.12 divided by one minus the rate at which the relevant deduction of Swiss Withholding Tax is required to be made under Swiss domestic tax law and/or applicable double taxation treaties (where the rate at which the relevant Taxes deduction is required to be made is for this purpose expressed as a fraction of one); and (B) the Swiss Subsidiary Borrower shall (A) pay the relevant interest at the adjusted rate in accordance with subparagraph (i) above and (B) make the deduction of Swiss Withholding Tax on the interest so recalculated, and all references to a rate of interest under the Loan Documents shall be construed accordingly. (iii) To the extent that interest payable by the Swiss Subsidiary Borrower under this Agreement becomes subject to Swiss Withholding Tax, each relevant Lender, the Parent Borrower and the Swiss Subsidiary Borrower shall use reasonable efforts to promptly cooperate in completing any procedural formalities (including submitting forms and documents required by the appropriate tax authority) to the extent possible and necessary: (A) for the Swiss Subsidiary Borrower to obtain authorization to make interest payments without being subject to Swiss Withholding Tax; and (B) to ensure that any Person entitled to a full or partial refund under any applicable double taxation treaty is so refunded. (iv) This Section 2.12(d) shall not be construed to require the Administrative Agent, any Lender or the Issuing Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Parent, any of the other Borrowers or any other Person. SECTION 2.13 Changed Circumstances. (a) Circumstances Affecting Eurocurrency Rate, Adjusted Daily Simple SOFR, Daily Simple SONIA, Term RFR Availability and Basic ESTR. (i) Subject to clause (c) below, in connection with any RFR Loan or Swingline Foreign Currency Loan, as applicable, a request therefor, a conversion to or continuation thereof or otherwise, if for any reason (A) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple SOFR, Basic ESTR or Daily Simple SONIA is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Adjusted Daily Simple SOFR, Basic ESTR or Daily Simple SONIA, as applicable, pursuant to the definition thereof or (y) if Term RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Term RFR for the applicable Interest Period with respect to a proposed Term RFR Loan on or prior to the first day of such Interest Period, (B) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange markets with respect to an applicable Foreign Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls) or (C) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple SOFR, Basic ESTR or Daily Simple SONIA is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Adjusted Daily Simple SOFR, Basic ESTR or Daily Simple SONIA, as applicable does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans or (y) if Term RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Term RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during the applicable Interest Period and, in the case of (x) or (y), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Parent Borrower. Upon notice thereof by the Administrative Agent to the Parent Borrower, any obligation of the Lenders to make RFR Loans or Swingline Foreign Currency Loans in each such Currency, and any right of the Borrowers to convert any Loan in each such Currency (if applicable) or continue any Loan as an RFR Loan in each such Currency, shall be suspended (to the extent of the affected RFR Loans or Swingline Foreign Currency Loans or, in the case of Term RFR Loans, the affected Interest Periods) until the Administrative Agent (with respect to clause (C), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Parent Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Swingline Foreign Currency Loans in each such affected Currency (to the extent of the affected RFR Loans or Swingline Foreign Currency Loans or, in the case of Term RFR Loans, the affected Interest Periods) or, failing that, (I) in the case of any request for a borrowing of an affected RFR Loan in Dollars, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (II) in the case of any request for a borrowing of an affected RFR Loan or Swingline Foreign Currency Loan in a Foreign Currency, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans denominated in Dollars will be deemed to have been converted into Base Rate Loans immediately or, in the case of Term RFR Loans, at the end of the applicable Interest Period, (II) any outstanding affected RFR Loans denominated in a Foreign Currency, at the Parent Borrower’s election, shall either (x) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Foreign Currency) immediately or, in the case of Term RFR Loans, at the end of the applicable Interest Period or (y) be prepaid in full immediately or, in the case of Term RFR Loans, at the end of the applicable Interest Period; provided that if no election is made by the Parent Borrower by the date that is three (3) Business Days after receipt by the Parent Borrower of such notice or, in the case of Term RFR Loans, the last day of the current Interest Period for the applicable Term RFR Loan, if earlier, the Borrowers shall be deemed to have elected clause (x) above, and (III) any outstanding affected Swingline Foreign Currency Loans shall be repaid in full immediately or refinanced as a Base Rate Loan. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan or Swingline Foreign Currency Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15. (ii) Subject to clause (c) below, in connection with any Eurocurrency Rate Loan, a request therefor, a continuation thereof or otherwise, if for any reason (A) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered to banks in the London or other applicable offshore interbank market for the applicable Currency, amount and Interest Period of such Loan, (B) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to the applicable Foreign Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), (C) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the Adjusted Eurocurrency Rate for such Currency and Interest Period, including because the Screen Rate for the applicable Currency is not available or published on a current basis, or (D) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the Adjusted Eurocurrency Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period and shall have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Parent Borrower. Upon notice thereof by the Administrative Agent to the Parent Borrower, any obligation of the Lenders to make Eurocurrency Rate Loans in each such Currency, and any right of the Borrowers to continue any Loan as a Eurocurrency Rate Loan in each such Currency, shall be suspended (to the extent of the affected Eurocurrency Rate Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (D), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) any pending request for a borrowing of or continuation of Eurocurrency Rate Loans in each such affected Currency (to the extent of the affected Eurocurrency Rate Loans or the affected Interest Periods) shall be ineffective and (B)(I) any outstanding affected Eurocurrency Rate Loans denominated in Dollars will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period and (II) any outstanding affected Eurocurrency Rate Loans denominated in a Foreign Currency, at the Parent Borrower’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Foreign Currency) at the end of the applicable Interest Period or (2) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Parent Borrower by the date that is the earlier of (x) the date that is three (3) Business Days after receipt by the Parent Borrower of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Rate Loan, the Borrowers shall be deemed to have elected clause (i) above. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15. (b) Laws Affecting Adjusted Eurocurrency Rate, Adjusted Daily Simple SOFR, Daily Simple SONIA, Term RFR Availability and Basic ESTR. If, after the date hereof, the introduction of, or any change in, any applicable law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Daily Simple RFR Loan, Term RFR Loan, Eurocurrency Rate Loan or Swingline Foreign Currency Loan, or to determine or charge interest based upon any applicable RFR, Adjusted Daily Simple SOFR, Daily Simple SONIA, Term RFR, the Eurocurrency Rate, Basic ESTR or the Adjusted Eurocurrency Rate, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Parent Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Parent Borrower that such circumstances no longer exist, (i) any obligation of the Lenders to make RFR Loans, Eurocurrency Rate Loans or Swingline Foreign Currency Loans, as applicable, in the affected Currency or Currencies, and any right of the Borrowers to convert any Loan denominated in Dollars to an RFR Loan or a Eurocurrency Rate Loan or continue any Loan as an RFR Loan or a Eurocurrency Rate Loan, as applicable, in the affected Currency or Currencies shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”, in each case until each such affected Lender notifies the Administrative Agent and the Parent Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, (A) convert all RFR Loans or Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans or (B) convert all RFR Loans, Eurocurrency Rate Loans or Swingline Foreign Currency Loan denominated in an affected Foreign Currency to Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Foreign Currency) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), (I) with respect to Daily Simple RFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple RFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple RFR Loans to such day, (II) with respect to Eurocurrency Rate Loans or Term RFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurocurrency Rate Loans or Term RFR Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Eurocurrency Rate Loans or Term RFR Loans, as applicable, to such day or (III) with respect to Swingline Foreign Currency Loans, immediately. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. (1) Notwithstanding anything to the contrary herein or in any other Loan Document, if the USD LIBOR Transition Date has occurred prior to the Reference Time in respect of any setting of the Adjusted Eurocurrency Rate for Dollars, then (x) if a Benchmark Replacement is determined in accordance with clause (b)(1) or (b)(2) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace the then-current Benchmark with respect to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b)(3) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (2) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Parent Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Parent Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.13(c)(i)(2) will occur prior to the applicable Benchmark Transition Start Date. (3) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term RFR Transition Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark consisting of Adjusted Daily Simple SOFR or Daily Simple SONIA (including if implemented as a Benchmark Replacement pursuant to Section 2.13(c)(i)(1) or Section 2.13(c)(i)(2)) for the applicable Currency, then the applicable Benchmark Replacement will replace such Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark for the applicable Currency setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (3) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Parent Borrower a Term RFR Notice with respect to the applicable Term RFR Transition Event. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term RFR Notice after a Term RFR Transition Event and may elect or not elect to do so in its sole discretion. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Parent Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Parent Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.13(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.13(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including any Term RFR, USD LIBOR or EURIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Parent Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Parent Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Rate Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (I) in the case of any request for any affected RFR Loans or a Eurocurrency Rate Loans, in each case, denominated in Dollars, if applicable, the Parent Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (II) in the case of any request for any affected RFR Loan or Eurocurrency Rate Loan, in each case, in a Foreign Currency, if applicable, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans or Eurocurrency Rate Loans, in each case, denominated in Dollars, if applicable, will be deemed to have been converted into Base Rate Loans immediately or, in the case of Term RFR Loans or Eurocurrency Rate Loans, at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans or Eurocurrency Rate Loans, in each case, denominated in a Foreign Currency, at the Parent Borrower’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Foreign Currency) immediately or, in the case of Term RFR Loans or Eurocurrency Rate Loans, at the end of the applicable Interest Period or (2) be prepaid in full immediately or, in the case of Term RFR Loans or Eurocurrency Rate Loans, at the end of the applicable Interest Period; provided that, with respect to any Daily Simple RFR Loan, if no election is made by the Parent Borrower by the date that is three (3) Business Days after receipt by the Parent Borrower of such notice, the Borrowers shall be deemed to have elected clause (1) above; provided, further that, with respect to any Eurocurrency Rate Loan or Term RFR Loan, if no election is made by the Parent Borrower by the earlier of (x) the date that is three (3) Business Days after receipt by the Parent Borrower of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Rate Loan or Term RFR Loan, the Parent Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. (d) Illegality. If, in any applicable jurisdiction, the Administrative Agent, any Issuing Bank or any Lender determines that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any Issuing Bank or any Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest or fees with respect to any extension of credit to any Borrower that is a Foreign Subsidiary, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Parent Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such extension of credit shall be suspended, and to the extent required by applicable law, cancelled. Upon receipt of such notice, the Loan Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the applicable Interest Payment Date for any Daily Simple RFR Loan or on last day of the Interest Period for any Eurocurrency Rate Loan or Term RFR Loan, or on another applicable date with respect to another Obligation, occurring after the Administrative Agent has notified the Parent Borrower or, in each case, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality. (e) Foreign Currencies. If any change in currency controls or exchange regulations or any change in national or international financial, political or economic conditions are imposed in the country in which such Foreign Currency is issued, and such change results in, in the reasonable opinion of the Administrative Agent (i) such currency no longer being readily available, freely transferable and convertible into Dollars, (ii) a Dollar Equivalent no longer being readily calculable with respect to such currency, (iii) such currency being impracticable for the Lenders to loan or (iv) such currency no longer being a currency in which the Required Lenders are willing to make extensions of credit (each of clauses (i), (ii), (iii) and (iv), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Parent Borrower, and such currency shall no longer be a Foreign Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans denominated in such currency to which the Disqualifying Event(s) apply or convert such Loans into the Dollar Equivalent in Dollars, bearing interest at the Base Rate, subject to the other terms contained herein. SECTION 2.14 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted Eurocurrency Rate) or any Issuing Bank; (ii) impose on any Lender or any Issuing Bank or the relevant interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes); and (A) the result of any of the foregoing shall be to increase the cost to such Lender, Issuing Bank or such other Recipient of making, converting to, continuing or maintaining any such Loan (or of maintaining its obligation to make any Loan) or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise) and (B) such Lender, such Issuing Bank or such other Recipient, as the case may be, is generally demanding similar compensation from its other similar borrowers in similar circumstances, then the Parent Borrower will pay to such Lender, such Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity) and such Lender or such Issuing Bank or applicable holding company, as the case may be, is generally demanding similar amounts from its other similar borrowers in similar circumstances, then the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender, an Issuing Bank or other Recipient setting forth the amount or amounts necessary to compensate such Lender, such Issuing Bank or such other Recipient, or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section 2.14 shall be delivered to the Parent Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender, such Issuing Bank or such other Recipient, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof. (d) Failure or delay on the part of any Lender, any Issuing Bank or any other Recipient to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Lender’s, such Issuing Bank’s or such other Recipient’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender, an Issuing Bank or any other Recipient pursuant to this Section 2.14 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender, such Issuing Bank or such other Recipient, as the case may be, notifies the Parent Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s, such Issuing Bank’s or such other Recipient’s, as the case may be, intention to claim compensation therefor; provided, further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 2.15 Indemnity. The Borrowers hereby, jointly and severally, indemnify each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with an RFR Loan or a Eurocurrency Rate Loan, (b) any failure of the Borrowers to borrow or continue an RFR Loan or a Eurocurrency Rate Loan or convert to an RFR Loan or a Eurocurrency Rate Loan on a date specified therefor in a Borrowing Request or Interest Election Request, (c) any failure of the Borrowers to prepay any RFR Loan or Eurocurrency Rate Loan on a date specified therefor in any notice of prepayment and is revoked in accordance therewith, (d) any payment, prepayment or conversion of any Daily Simple RFR Loan on a date other than on the Interest Payment Date therefor (including as a result of an Event of Default) or Term RFR Loan or Eurocurrency Rate Loan on a date other than the last day of the Interest Period therefor (including as a result of an Event of Default) or (e) the assignment of any Daily Simple RFR Loan other than on the Interest Payment Date therefor or any Eurocurrency Rate Loan or Term RFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrowers pursuant to Section 2.18. In the case of a Eurocurrency Rate Loan, the amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its applicable Commitment Percentage of the Eurocurrency Rate Loans in the London or other applicable offshore interbank market for such Currency, whether or not such Eurocurrency Rate Loan was in fact so funded, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Parent Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Loan Parties under this Section 2.15 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 2.16 Taxes. (a) Withholding of Taxes; Gross-Up. Each payment by or on account of any Loan Party under any Loan Document shall be made without withholding for any Taxes, unless such withholding is required by any law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Withholding Agent may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Party shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section 2.16), the applicable Recipient receives the amount it would have received had no such withholding been made. (b) Payment of Other Taxes by the Loan Parties. (i) Each Loan Party shall timely pay any Other Taxes applicable to such Loan Party, or arising as a result of such Loan Party being a party to any of the Loan Documents, in each case, to the relevant Governmental Authority in accordance with applicable law and (ii) to the extent any Other Taxes are not paid or payable under clause (i) above, the Parent Borrower shall timely pay such Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall indemnify each Recipient for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.16) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.16(d) shall be paid within 30 days after the applicable Recipient delivers to the Parent Borrower a certificate stating the amount of any Indemnified Taxes so paid or payable by such Recipient and describing the basis for the indemnification claim. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent for any Taxes (but, in the case of any Indemnified Taxes, only to the extent that a Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so) attributable to such Lender (including any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(g) relating to the maintenance of a Participant Register) that are paid or payable by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.16(e) shall be paid within 10 days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. (f) Status of Lenders. (i) Any Recipient that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Loan Document shall deliver to the Parent Borrower and the Administrative Agent, at the time or times reasonably requested by the Parent Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Parent Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Recipient, if requested by the Parent Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Parent Borrower or the Administrative Agent as will enable the Parent Borrower or the Administrative Agent to determine whether or not such Recipient is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.16(e)(ii)(A) through (e)(ii)(E) below) shall not be required if in the Recipient’s judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient. Upon the reasonable request of the Parent Borrower or the Administrative Agent, the applicable Recipient shall update any form or certification previously delivered pursuant to this Section 2.16(e). If any form or certification previously delivered pursuant to this Section 2.16(e) expires or becomes obsolete or inaccurate in any respect with respect to a Recipient, such Recipient shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Parent Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so. (ii) Without limiting the generality of the foregoing, if any Borrower to which such Lender may be required to make Loans hereunder is a U.S. Person, any Lender with respect to such Borrower shall, if it is legally eligible to do so, deliver to such Borrower and the Administrative Agent (in such number of copies reasonably requested by such Borrower and the Administrative Agent) on or prior to the date on which such Lender becomes a party hereto, duly completed and executed originals of whichever of the following is applicable: (A) in the case of a Lender that is a U.S. Person, IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (C) in the case of a Non-U.S. Lender for whom payments under any Loan Document constitute income that is effectively connected with such Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI; (D) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W- 8BEN or IRS Form W-8BEN-E, as applicable, and (2) a certificate substantially in the form of Exhibit F-1, F-2, F-3 or F-4, as applicable (a “U.S. Tax Certificate”) to the effect that such Lender is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of the Parent Borrower within the meaning of Section 871(h)(3)(B) of the Code (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected; (E) in the case of a Non-U.S. Lender that is not the beneficial owner of payments made under any Loan Document (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (e)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners; or (F) exemption from, or any other form prescribed by law as a basis for claiming reduction of, U.S. Federal withholding Tax together with such supplementary documentation necessary to enable the Borrowers or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld. (iii) If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.16(e)(iii), “FATCA” shall include any amendments made to FATCA after the Effective Date.

(iv) Status of Administrative Agent. The Administrative Agent shall deliver to the Parent Borrower on or before the date on which it becomes the Administrative Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower) (x) if the Administrative Agent is a U.S. Person, executed originals of IRS Form W-9, and (y) if the Administrative Agent is not a U.S. Person, (A) executed originals of IRS Form W-8ECI with respect to any amounts payable to the Administrative Agent for its own account and (B) executed originals of IRS Form W-8IMY with respect to any amounts payable to the Administrative Agent for the account of others, certifying that it is a “U.S. branch,” that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business within the United States and that it is using such form as evidence of its agreement with the Parent Borrower to be treated as a U.S. person with respect to such payments (and the Parent Borrower and the Administrative Agent agree to so treat the Administrative Agent as a U.S. person with respect to such payments as contemplated by Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations). (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including additional amounts paid pursuant to this Section 2.16), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.16 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.16(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.16(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement. (i) Issuing Bank. For purposes of Sections 2.16(e) and 2.16(f), the term “Lender” includes any Issuing Bank. (j) Non-Bank Rules. A payment shall not be increased under this Section 2.16 or Section 2.12(d) and no indemnification shall be due under this Section 2.16, in each case, by reason of Swiss Withholding Tax in relation to payments to a specific Lender by the Swiss Subsidiary Borrower under this Agreement which is due to a breach of the 10 Non-Bank Rule and/or the 20 Non-Bank Rule caused by such Lender by having (i) made no or an incorrect declaration of its status as to whether or not it is a Qualifying Bank at the time it became a Lender, (ii) breached the assignment, transfer or exposure transfer provisions pursuant to Section 9.04 or (iii) ceased to be a Qualifying Bank other than as a result of any change after the date it became a Lender in (or in the interpretation, administration or application of) any law or treaty, or any published practice or published concession of any relevant taxing authority.

SECTION 2.17 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in a Foreign Currency or any amounts payable in a Foreign Currency, each payment by the Borrowers on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including any reimbursement obligation with respect to any LC Disbursement) payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in Same Day Funds and shall be made without any setoff, counterclaim or deduction whatsoever. Except as otherwise expressly provided herein, with respect to principal of and interest on Loans denominated in a Foreign Currency or any amounts payable in a Foreign Currency, each payment by any Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including reimbursement obligation with respect to any LC Disbursement) payable to the Lenders under this Agreement shall be made not later than the Applicable Time specified by the Administrative Agent on the date specified for payment under this Agreement to the Administrative Agent at the applicable Administrative Agent’s Office for the account of the Lenders entitled to such payment in such Foreign Currency, in Same Day Funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (or, with respect to a payment to be made in a Foreign Currency, the Applicable Time specified by the Administrative Agent) on such day shall be deemed a payment on such date for the purposes of Section 7.01, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (or, with respect to a payment to be made in a Foreign Currency, the Applicable Time specified by the Administrative Agent) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its applicable Commitment Percentage in respect of the relevant credit facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the Swingline Lender shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of any Issuing Bank’s fees or any Revolving Lender’s participant fees shall be made in like manner, but for the account of such Issuing Bank or such Revolving Lender, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 2.15, 2.16, 2.17 or 9.03 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period and Interest Payment Date, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, a Borrower is prohibited by any applicable law from making any required payment hereunder in a Foreign Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Foreign Currency payment amount. (b) Subject to Section 7.03, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of any of its Loans or participations in LC Disbursements or Swingline Loans or accrued interest thereon resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender (other than pursuant to Sections 2.15, 2.16, 2.17 or 9.03), then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any of the Borrowers pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as it may be amended from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any Eligible Assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lender or any Issuing Bank hereunder that the Applicable Borrower will not make such payment, the Administrative Agent may assume that the Applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Lender or such Issuing Bank, as the case may be, the amount due. In such event, if the Applicable Borrower has not in fact made such payment, then each applicable Lender or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, (i) at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (in the case of an amount denominated in Dollars) and (ii) the greater of the rate determined (which determination shall be conclusive absent manifest error) by the Administrative Agent to be the cost to it of funding such amount (in the case of an amount denominated in a Foreign Currency) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d), 2.05(e), 2.06(b), 2.17(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. (f) In the event that any financial statements delivered under Section 5.01(a) or 5.01(b), or any Compliance Certificate delivered under Section 5.02(a), shall prove to have been inaccurate, and such inaccuracy shall have resulted in the payment of any interest or fees at rates lower than those that were in fact applicable for any period (based on the actual Consolidated Leverage Ratio), then, if such inaccuracy is discovered prior to the termination of the Revolving Commitments and the repayment in full of the principal of all Loans and the reduction of the LC Exposure to zero, the Parent Borrower shall pay to the Administrative Agent, for distribution to the Lenders (or former Lenders) as their interests may appear, the accrued interest or fees that should have been paid but were not paid as a result of such misstatement. SECTION 2.18 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Parent Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender becomes a Defaulting Lender or an Affected Lender or if any Lender becomes a Non-Consenting Lender, then the Parent Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Parent Borrower shall have received the prior written consent of the Administrative Agent (and if a Global Tranche Revolving Commitment or LC Exposure or Swingline Exposure, as applicable, is being assigned, each Issuing Bank and the Swingline Lender, as applicable), which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Parent Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Parent Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Parent Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto. SECTION 2.19 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) commitment fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.11(a); (b) the Commitments and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or Majority in Interest of Lenders of any Class have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02), provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof; (c) if any Swingline Exposure or LC Exposure exists at the time a Global Tranche Lender becomes a Defaulting Lender then: (i) the Swingline Exposure and the LC Exposure of such Defaulting Lender (other than (x) any portion of such Swingline Exposure referred to in clause (b) of the definition of the term “Swingline Exposure” and (y) any portion of such Swingline Exposure or LC Exposure with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.04(c) or Sections 2.05(d) and 2.05(e), as applicable) shall be reallocated among the Non-Defaulting Lenders that are Global Tranche Lenders in proportion to their respective Global Tranche Percentages, but only to the extent the sum of all such Non-Defaulting Lenders’ Global Tranche Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure (other than any portion thereof referred to in the parenthetical clause above) plus such Defaulting Lender’s LC Exposure (other than any portion thereof referred to in the parenthetical clause above) does not exceed the sum of all such Non-Defaulting Lenders’ Global Tranche Revolving Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Global Tranche Borrowers shall within five Business Days following notice by the Administrative Agent (x) first, prepay the portion of such Defaulting Lender’s Swingline Exposure (other than any portion thereof referred to in the first parenthetical clause in such clause (i)) that has not been reallocated as set forth in such clause (i) and (y) second, in the case of the Parent Borrower, cash collateralize for the benefit of the Issuing Banks such Defaulting Lender’s LC Exposure (other than any portion thereof referred to in the first parenthetical clause in such clause (i)) that has not been reallocated in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding; (iii) if the Parent Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Parent Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.11(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the fees payable to the Non-Defaulting Lenders pursuant to Sections 2.11(a) and 2.11(b) shall be adjusted in accordance with the amounts of LC Exposure reallocated to the Non-Defaulting Lenders; and (v) if all or any portion of such Defaulting Lender’s LC Exposure that is subject to reallocation pursuant to clause (i) above is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Banks or any other Lender hereunder, all letter of credit fees payable under Section 2.11(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such portion of the LC Exposure of such Defaulting Lender attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (d) so long as a Global Tranche Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and any Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Swingline Exposure and LC Exposure will be 100% covered by the Revolving Commitments of the Non- Defaulting Lenders that are Global Tranche Lenders and/or cash collateral will be provided by the Parent Borrower in accordance with Section 2.19(c), and participating interests in any such newly made Swingline Loan or newly issued or increased Letter of Credit shall be allocated among Global Tranche Lenders that are Non-Defaulting Lenders in a manner consistent with Section 2.19(c)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or Bail-In Action with respect to any Person of which any Global Tranche Lender is a subsidiary shall occur following the Effective Date and for so long as such event shall continue or (ii) the Swingline Lender or any Issuing Bank has a good faith belief that any Global Tranche Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Global Tranche Lender commits to extend credit (any Global Tranche Lender in either such case, an “Affected Lender”), the Swingline Lender shall not be required to fund any Swingline Loan and any Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless the Swingline Lender or such Issuing Bank, as the case may be, shall have entered into arrangements with the Parent Borrower or such Affected Lender satisfactory to the Swingline Lender or such Issuing Bank, as the case may be, to defease any risk to it in respect of such Affected Lender hereunder. In the event that the Administrative Agent, the Parent Borrower, the Swingline Lender and the Issuing Banks each agrees that a Defaulting Lender or an Affected Lender of any Class has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then (i) if such Defaulting Lender or Affected Lender is a Global Tranche Lender, the Swingline Exposure and the LC Exposure of the Global Tranche Lenders shall be readjusted to reflect the inclusion of such Global Tranche Lender’s Global Tranche Revolving Commitment and (ii) on such date such Lender shall purchase at par such of the Loans of the other Lenders of such Class, and, in the case of the any such Global Tranche Lender, such funded participations in Swingline Loans and LC Disbursements, as the Administrative Agent shall determine may be necessary in order for the Lenders of such Class to hold such Loans and, in the case of the Global Tranche Lenders, such funded participations in accordance with their respective Global Tranche Percentages and such Lender shall thereupon cease to be a Defaulting Lender (but shall not be entitled to receive any fees accrued during the period when it was a Defaulting Lender, and all amendments, waivers or other modifications effected without its consent in accordance with the provisions of Section 9.02 and this Section 2.19 during such period shall be binding on it). The rights and remedies against, and with respect to, a Defaulting Lender under this Section 2.19 are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Administrative Agent and each Lender, the Swingline Lender, each Issuing Bank, the Parent Borrower or any other Loan Party may at any time have against, or with respect to, such Defaulting Lender. SECTION 2.20 Incremental Increases. (a) Request for Incremental Increase. At any time after the Effective Date, upon written notice to the Administrative Agent, the Parent Borrower may, from time to time, request (i) one or more incremental term loan commitments (an “Incremental Term Loan Commitment”) to make one or more additional term loans denominated in Dollars or Euros, including a borrowing of an additional term loan in Dollars or Euros the principal amount of which will be added to the outstanding principal amount of an existing Class of Term Loans, as applicable, with the latest scheduled maturity date (any such additional term loan, an “Incremental Term Loan”) and/or (ii) one or more increases in any Class of Revolving Commitments (each, a “Incremental Revolving Increase” and, together with the Incremental Term Loan Commitments and Incremental Term Loans, the “Incremental Increases”); provided that (A) the aggregate initial principal amount of such requested Incremental Increase shall not exceed the Incremental Facilities Limit, (B) the aggregate amount of all Incremental Revolving Increases may not exceed $250,000,000, (C)

any such Incremental Increase shall be in a minimum amount of $25,000,000 (or such lesser amount as agreed to by the Administrative Agent) or, if less, the remaining amount of the Incremental Facilities Limit and (D) no Lender will be required or otherwise obligated to provide any portion of such Incremental Increase. (b) Incremental Lenders. Each notice from the Parent Borrower pursuant to this Section 2.20 shall set forth the requested amount and proposed terms of the relevant Incremental Increase. Incremental Increases may be provided by any existing Lender or by any other Persons (each such Lender or other Person, an “Incremental Lender”); provided that the Administrative Agent, each Issuing Bank and/or the Swingline Lender, as applicable, shall have consented (such consent not to be unreasonably withheld or delayed) to such Incremental Lender’s providing such Incremental Increases to the extent any such consent would be required under Section 9.04(c) for an assignment of Loans or Commitments, as applicable, to such Incremental Lender. If the Borrower is making an offer to existing Lenders to provide an Incremental Increase, at the time of sending such notice, the Parent Borrower (in consultation with the Administrative Agent) shall specify the time period within which each proposed Incremental Lender is requested to respond, which shall be a reasonable period of time. (c) Increase Effective Date and Allocations. The Administrative Agent and the Parent Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Increase (limited in the case of the Incremental Lenders to their own respective allocations thereof). The Administrative Agent shall promptly notify the Parent Borrower and the Incremental Lenders of the final allocation of such Incremental Increases and the Increase Effective Date. (d) Terms of Incremental Increases. The terms of each Incremental Increase (which shall be set forth in the relevant Incremental Amendment) shall be determined by the Parent Borrower and the applicable Incremental Lenders; provided that: (i) in the case of each Incremental Term Loan: (A) the maturity of any such Incremental Term Loan shall not be earlier than the latest scheduled maturity date of the Loans and Commitments in effect as of the Increase Effective Date and the Weighted Average Life to Maturity of any such Incremental Term Loan shall not be shorter than the remaining Weighted Average Life to Maturity of such latest maturing Term Loans; (B) any mandatory prepayment (other than scheduled amortization payments) of each Incremental Term Loan shall be made on a pro rata basis with all then existing Term Loans, except that the Parent Borrower and the Incremental Lenders in respect of such Incremental Term Loan may, in their sole discretion, elect to prepay or receive, as applicable, any prepayments on a less than pro rata basis (but not on a greater than pro rata basis); and (C) except as provided above, all other terms and conditions applicable to any Incremental Term Loan shall be consistent with the terms and conditions applicable to the then existing Term Loans or otherwise reasonably satisfactory to the Administrative Agent and the Parent Borrower; (ii) in the case of each Incremental Revolving Increase: (A) each such Incremental Revolving Increase shall have the same terms, including maturity, Applicable Margin and commitment fees, as the applicable Class of Revolving Commitments; provided that any upfront fees payable by the Parent Borrower to the Lenders under any Incremental Revolving Increase may differ from those payable under the then existing applicable Class of Revolving Commitments; and (B) the outstanding Revolving Loans of the applicable Class of Revolving Commitments and, if applicable, Global Tranche Percentages of Swingline Loans and LC Exposure will be reallocated by the Administrative Agent on the applicable Increase Effective Date among the applicable Class of Revolving Lenders (including the Incremental Lenders providing such Incremental Revolving Increase) in accordance with their revised Global Tranche Percentages, Mexican Tranche Percentages and Singaporean Tranche Percentages, as applicable (and the Lenders of the applicable Class of Revolving Commitments (including the Incremental Lenders providing such Incremental Revolving Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Parent Borrower shall pay any and all costs required pursuant to Section 2.15 in connection with such reallocation as if such reallocation were a repayment); (iii) each Incremental Increase shall constitute Obligations of the Borrowers and will be guaranteed by the Loan Parties and secured on a pari passu basis with the other Obligations; and (e) Conditions to Effectiveness of Incremental Increases. Any Incremental Increase shall become effective as of such Increase Effective Date and shall be subject to the following conditions precedent, which, in the case of an Incremental Term Loan incurred solely to finance a substantially concurrent Limited Condition Acquisition, shall be subject to Section 1.10: (i) no Default or Event of Default shall exist on such Increase Effective Date immediately prior to or after giving effect to (A) such Incremental Increase or (B) the making of the initial extensions of credit pursuant thereto; (ii) all of the representations and warranties set forth in Article III shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such Increase Effective Date, or if such representation speaks as of an earlier date, as of such earlier date; (iii) the Administrative Agent shall have received from the Parent Borrower, a Compliance Certificate demonstrating that the Parent Borrower is in compliance with the financial covenants set forth in Section 6.07, in each case based on the financial statements for the most recently completed Measurement Period, both before and after giving effect on a pro forma basis to the incurrence of any such Incremental Increase (and assuming that any such Incremental Revolving Increase is fully drawn) and any Permitted Acquisition, refinancing of Indebtedness or other event consummated in connection therewith giving rise to a pro forma basis adjustment; (iv) the Loan Parties shall have executed an Incremental Amendment in form and substance reasonably acceptable to the Parent Borrower and the applicable Incremental Lenders; and (v) the Administrative Agent shall have received from the Parent Borrower any customary legal opinions or other documents (including a resolution duly adopted by the board of directors (or equivalent governing body) of each Loan Party authorizing such Incremental Increase) reasonably requested by Administrative Agent in connection with such Incremental Increase.

(f) Incremental Amendments. Each such Incremental Increase shall be effected pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Loan Parties, the Administrative Agent and the applicable Incremental Lenders, which Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.20. (g) Use of Proceeds. The proceeds of any Incremental Increase may be used by the Parent Borrower and its Subsidiaries for working capital and other general corporate purposes, including the financing of Permitted Acquisitions and other Investments permitted hereunder and any other use not prohibited by this Agreement. ARTICLE III REPRESENTATIONS AND WARRANTIES The Parent Borrower represents and warrants to the Administrative Agent and the Lenders, on the Effective Date and on each other date on which representations and warranties are required to be, or are deemed to be, made under the Loan Documents, that: SECTION 3.01 Existence, Qualification and Power. The Parent Borrower and each of its Subsidiaries (a) is duly incorporated, organized or formed, validly existing and in good standing, to the extent such concept is relevant in such jurisdiction, under the laws of the jurisdiction of its incorporation, organization or formation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transaction and (c) is duly qualified and is licensed and in good standing, to the extent such concept is relevant in such jurisdiction, under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except (i) in the case of the Loan Parties, in each case referred to in clause (a) (other than with respect to any Borrower or Dart), (b)(i) or (c), to the extent that failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) in the case of any Subsidiary that is not a Loan Party, to the extent that failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. SECTION 3.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party and, in the case of any Borrower, the borrowing of the Loans and the obtainment of Letters of Credit hereunder have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Liens created under the Security Documents), or require any payment (other than any payments referred to in Section 4.01(h)) to be made under, (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (c) violate any material law in any material respect. SECTION 3.03 Governmental Authorization; Other Consents. Other than as set forth in Schedule 3.03 or as required to perfect Liens created under the Security Documents, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person which has not already been obtained is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction. SECTION 3.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, judicial management, examinership, court protection, reorganization, moratorium or similar laws (including the Mexican Ley de Concursos Mercantiles) affecting the enforceability of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). SECTION 3.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the consolidated financial position of the Parent Borrower and its Subsidiaries, as of the date thereof, and their consolidated results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (b) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. Between the date of the Audited Financial Statements and the Effective Date (including the Effective Date), no Internal Control Event has occurred. SECTION 3.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Parent Borrower after due and diligent investigation, threatened in writing at law, in equity, in arbitration or before any Governmental Authority, by or against the Parent Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) as of the Effective Date, purport to affect or pertain to the consummation of the Transaction, (b) purport to affect or pertain to this Agreement or any material Loan Document or (c) either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 3.07 No Default. Neither the Parent Borrower nor any Subsidiary is in default under, or with respect to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing. SECTION 3.08 Ownership of Property. The Parent Borrower and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property used in the ordinary conduct of its business, except for Liens permitted under Section 6.01 and such defects in title or interests as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 3.09 Environmental Compliance. Except where the Parent Borrower or its Subsidiaries would have an indemnity claim against Mondelēz International Inc. (successor to Kraft Foods, Inc.) or where the failure or related circumstance described below could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(a) Each of the Real Properties and all operations at the Real Properties are and, for the past three years, have been in compliance with all applicable Environmental Laws and permits, there is no violation of any Environmental Law or permit with respect to the Real Properties or the businesses of the Parent Borrower and its Subsidiaries, and there are no conditions relating to the Real Properties or the businesses that could reasonably be expected to give rise to liability under any applicable Environmental Laws. (b) None of the Real Properties contains, or to the Parent Borrower’s knowledge has previously contained, any Hazardous Materials at, on or under the Real Properties in amounts or concentrations that constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, Environmental Laws and none of the properties currently or formerly owned or operated by the Parent Borrower or any of its Subsidiaries is listed or proposed for listing on the NPL. (c) Neither the Parent Borrower nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to any Governmental Authority or the requirements of any Environmental Law. Neither the Parent Borrower nor any Subsidiary has received any written or verbal notice of, or inquiry from any Governmental Authority regarding any violation, alleged violation, noncompliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Real Properties or the businesses, nor does any Responsible Officer of the Parent Borrower have knowledge or reason to believe that any such notice will be received or is being threatened. (d) Hazardous Materials have not been transported or disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the Real Properties or any other location, in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law. (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Responsible Officers of the Parent Borrower, threatened, under any Environmental Law to which the Parent Borrower or any Subsidiary is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Parent Borrower or any Subsidiary, the Real Properties, or the businesses of the Parent Borrower and its Subsidiaries. (f) There has been no release or threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations (including disposal) of the Parent Borrower or any Subsidiary in connection with the Real Properties or otherwise in connection with the businesses of the Parent Borrower and its Subsidiaries, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws. SECTION 3.10 Insurance. The properties of the Parent Borrower and its Subsidiaries are insured with insurance companies the Parent Borrower reasonably believes to be financially sound and reputable, in such amounts (after giving effect to self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in same or similar businesses and owning similar properties in localities where the Parent Borrower or the applicable Subsidiary operates.

SECTION 3.11 Taxes. The Parent Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) to the extent that the failure to make any such filings and payments, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against the Parent Borrower or any Subsidiary that, either individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect. SECTION 3.12 ERISA Compliance. (a) Except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state laws, and (ii) the Parent Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver pursuant to Section 412 of the Code has been made with respect to any Plan. Each Plan that is intended to qualify under Section 401(a) of the Code so qualifies and, to the best knowledge of the Parent Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. (b) There are no pending or, to the best knowledge of the Parent Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred or reasonably is expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability in excess of $50,000,000; (iii) neither the Parent Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Parent Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Parent Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA, except for an event described in clause (i), (iii) or (iv) above, which, individually or in the aggregate with all other such events, could not reasonably be expected to have a Material Adverse Effect. (d) Except where such event, individually or in the aggregate with all other such events, could not reasonably be expected to have a Material Adverse Effect, with respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by the Parent Borrower or any Subsidiary that is not subject to United States law (a “Foreign Plan”): (i) any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. SECTION 3.13 Subsidiaries. Schedule 3.13 sets forth, as of the Effective Date, the name and jurisdiction of organization of, and the percentage of each class of Equity Interests owned by the Parent Borrower or any other Domestic Subsidiary in, each Domestic Subsidiary of the Parent Borrower and each first-tier Subsidiary of the Parent Borrower that is not a Domestic Subsidiary, and identifies each Designated Subsidiary. SECTION 3.14 Margin Regulations; Investment Company Act. (a) No Borrower is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board). The value of the assets of the Parent Borrower and its Subsidiaries (taken as a whole) that constitute margin stock does not exceed an amount equal to 25% of the value of all assets of the Parent Borrower and its Subsidiaries (taken as a whole). (b) None of the Loan Parties is or is required to be registered as an “investment company” under the Investment Company Act of 1940. SECTION 3.15 Disclosure. The Parent Borrower has disclosed to the Administrative Agent and the Lenders all matters known to it that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected and pro forma financial information, the Parent Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time such projected and pro forma financial information was prepared, it being recognized by the Administrative Agent and the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. SECTION 3.16 Compliance with Laws. The Parent Borrower and each of its Subsidiaries is in compliance with the requirements of all laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. SECTION 3.17 Intellectual Property; Licenses, Etc. The Parent Borrower and each of its Subsidiaries owns, or possesses the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, licenses and other intellectual property rights (collectively, “IP Rights”)

that are reasonably necessary for the operation of their respective businesses, except for IP Rights that are not material to the conduct of the business of the Parent Borrower and its Subsidiaries, taken as a whole. Subject to the provisions of the Dart Security Agreement, Dart is the owner of all right, title and interest in and to the Material Marks, no Liens exist on the Material Marks other than Liens created under the Loan Documents and no other Persons have any right, title and interest in and to the Material Marks other than (a) licensing and rights arrangements with the Parent Borrower and its Subsidiaries and (b) the rights of manufacturers or distributors of the Subsidiaries pursuant to limited licenses implied by law and/or contained in manufacturing or distribution agreements with any Subsidiary and non-exclusive licenses granted in the ordinary course of business. To the best of the Parent Borrower’s knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Parent Borrower or any of its Subsidiaries infringes upon any proprietary rights held by any other Person and no claim or litigation regarding any of the foregoing is pending or threatened in writing, in any of the foregoing cases, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 3.18 Solvency. Before and after the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, the Parent Borrower and its Subsidiaries, on a consolidated basis, are Solvent. SECTION 3.19 OFAC; Anti-Corruption Laws; Anti-Money Laundering Laws. The Parent Borrower and its Subsidiaries and, to the Parent Borrower’s knowledge, their respective directors, officers and employees have conducted their business in material compliance with applicable Anti- Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. The Parent Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to promote and achieve compliance by the Parent Borrower and its Subsidiaries and their respective directors, officers, employees and agents and representatives with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. None of the Parent Borrower or any of its Subsidiaries or, to the Parent Borrower’s knowledge, their respective directors, officers, employees or agents or representatives acting or receiving a direct financial benefit (other than by virtue of the general benefits arising out of credit being made available to the Borrowers pursuant hereto) in any capacity in connection with this Agreement: (i) is a Designated Person; (ii) is a Person that is owned or controlled by a Designated Person; (iii) is located, organized or resident in a Sanctioned Country; or (iv) has knowingly directly or indirectly engaged in, or is now knowingly directly or indirectly engaged in, any dealings or transactions (1) with any Designated Person, (2) in any Sanctioned Country, or (3) otherwise in violation of applicable Sanctions. No Borrowing or Letter of Credit or use of proceeds therefrom will be used directly or, to the knowledge of the Parent Borrower and its Subsidiaries, indirectly in a manner that violates any Anti-Corruption Law, Anti-Money Laundering Law or such applicable Sanctions. SECTION 3.20 USA Patriot Act. Each Loan Party is in compliance in all material respects with the USA Patriot Act. SECTION 3.21 Ranking of Obligations. The Obligations of each Loan Party under the Loan Documents to which it is a party rank and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness of each such Person. SECTION 3.22 No Immunity. Each Subsidiary Borrower is subject to civil and commercial laws with respect to its obligations under the Loan Documents to which it is a party, and the execution, delivery and performance by such Subsidiary Borrower of any Loan Document to which it is a party constitute and will constitute private and commercial acts and not public or governmental acts. None of the Subsidiary Borrowers or any of its properties has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Subsidiary Borrower is incorporated, organized or formed in respect of its obligations under any Loan Document to which it is a party. SECTION 3.23 Proper Form; No Recordation. With respect to each Subsidiary Borrower, each Loan Document to which it is a party is in proper legal form under the laws of the jurisdiction in which such Subsidiary Borrower is incorporated, organized or formed for the enforcement thereof against such Subsidiary Borrower under the laws of such jurisdiction and to ensure the legality, validity, enforceability, priority or admissibility in evidence of such Loan Document. It is not necessary, in order to ensure the legality, validity, enforceability, priority or admissibility in evidence of any Loan Document to which any Subsidiary Borrower is a party that such Loan Document be filed, registered or recorded with, or executed or notarized before, any court or other Governmental Authority in the jurisdiction in which such Subsidiary Borrower is incorporated, organized or formed and existing or that any registration charge or stamp or similar tax be paid on or in respect of such Loan Document, except for (a) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the applicable Loan Document is sought to be enforced and (b) any charge or Tax (including any fees relating to the registration or recordation of any Liens created under the Security Documents) as has been timely paid by such Subsidiary Borrower. SECTION 3.24 EEA Financial Institutions. No Loan Party is an EEA Financial Institution. SECTION 3.25 Collateral Matters. (a) Each of the Master Collateral Agreement and the Dart Security Agreement creates in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral thereunder and (i) when the Collateral constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Master Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties party thereto in such Collateral, prior and superior in right to any other Person, except for rights secured by Liens permitted under Section 6.01, and (ii) when Uniform Commercial Code financing statements (or equivalent) in appropriate form are filed in the applicable filing offices, the security interest created under the Master Collateral Agreement and the Dart Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties party thereto in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform Commercial Code financing statements (or equivalent), prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.01. (b) Upon the execution and delivery of the Master IP Security Agreements and the Dart IP Security Agreements by the parties thereto and the recordation of the Master IP Security Agreements and the Dart Security Agreements with the United States Patent and Trademark Office, the United States Copyright Office or any other applicable foreign filing office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section 3.25, the security interest created under the Master Collateral Agreement and the Dart Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties party thereto in the IP Collateral (to the extent constituting Collateral as defined in the Master Collateral Agreement and the Dart Security Agreement) in which a security interest may be perfected by filing in the United States or any applicable foreign jurisdiction, as applicable, in each case prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.01 (it being understood that subsequent recordings in the United States Patent and Trademark Office, the United States Copyright Office or any other applicable filing office may be necessary to perfect a security interest in the IP Collateral acquired by the Loan Parties party thereto after the Effective Date). SECTION 3.26 Privacy and Data Security. The Parent Borrower and its Subsidiaries are in compliance with all applicable United States and international privacy and data security laws and regulations, including GDPR, in each case, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. SECTION 3.27 Non-Bank Rules. The Swiss Subsidiary Borrower is in compliance with the Non-Bank Rules, provided that the Swiss Subsidiary Borrower shall not be in breach of this representation if its number of creditors that are not Qualifying Banks in respect of either the 10 Non-Bank Rule or the 20 Non-Bank Rule is exceeded solely because a Lender having (i) made no or an incorrect declaration of its status as to whether or not it is a Qualifying Bank, (ii) failed to comply with its obligations under Section 9.04 of this Agreement or (iii) ceased to be a Qualifying Bank other than as a result of any change after the date it became a Lender in (or in the interpretation, administration or application of) any law or treaty, or any published practice or published concession of any relevant taxing authority. For the purpose of its compliance with the 20 Non-Bank Rule under this Paragraph, the Swiss Subsidiary Borrower shall assume that the aggregate number of Lenders which are not Qualifying Banks is ten. ARTICLE IV CONDITIONS SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder, shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) Credit Agreement. The Administrative Agent (or its counsel) shall have received from each party hereto a manually signed counterpart of this Agreement signed on behalf of such party (which, subject to Section 9.06, may include any signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of a manually executed “wet-ink” signature page). (b) Other Loan Documents. The Administrative Agent (or its counsel) shall have received from each party thereto a manually signed counterpart of the Dart Security Agreement, the Dart IP Security Agreement, the Master Guaranty Agreement, the Master Collateral Agreement, the Master IP Security Agreements and each other Loan Document required to be delivered on the Effective Date (which, subject to Section 9.06, may include any signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of a manually executed “wet-ink” signature page). (c) Notes and Other Certificates. The Administrative Agent shall have received the following: (i) a Mexican Promissory Note (pagaré) duly issued, executed and delivered by the Mexican Subsidiary Borrower in favor of each Mexican Tranche Lender requesting such Mexican Promissory Note (pagaré); (ii) a promissory note executed by each other Borrower in favor of each Lender requesting such a promissory note; (iii) in respect of each Loan Party, a certificate of such Loan Party, dated the Effective Date and executed by the secretary, an assistant secretary, another Responsible Officer or a director of such Loan Party, attaching (A) a copy of each Organization Document of such Person, which shall, to the extent applicable, be certified as of the Effective Date or a recent date prior thereto by the appropriate Governmental Authority, (B) signature and incumbency certificates of the officers of, or other authorized persons acting on behalf of, such Loan Party executing each Loan Document, (C) resolutions of the board of directors or similar governing body of such Loan Party (and, if customary or required in the jurisdiction of incorporation (such as Switzerland), organization or formation of such Loan Party, of the equityholders of such Loan Party) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, certified as of the Effective Date by such secretary, assistant secretary, other Responsible Officer or director as being in full force and effect without modification or amendment; provided that, in case of the Mexican Subsidiary Borrower, such resolutions shall be duly formalized before a Mexican notary (with evidence that the public deed containing the formalization of such resolutions has been filed for registration at the applicable public registry of commerce) and shall also approve (1) the granting in favor of the relevant officers of the Mexican Subsidiary Borrower the necessary powers of attorney to execute and deliver this Agreement and each other Loan Documents to which it is to be a party and including authority for acts of ownership (poder para actos de dominio), acts of management (poder para actos de administración) and to execute and deliver negotiable instruments pursuant to article 9 of the General Law of Negotiable Instruments and Credit Transactions (poder para otorgar y suscribir títulos de crédito conforme al artículo 9 de la Ley General de Títulos y Operaciones de Crédito), (2) granting in favor of the Parent Borrower the necessary powers-of-attorney to carry out any acts that under the Loan Documents are required to be performed by the Parent Borrower on behalf of the Mexican Subsidiary Borrower and (3) granting a special irrevocable power-of-attorney in favor of the Parent Borrower to act as its agent for service of process for purposes of Section 9.09(e) and (D) to the extent such concept is applicable in such jurisdiction, a good standing certificate from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, dated the Effective Date or a recent date prior thereto, all in reasonably satisfactory to the Administrative Agent; (iv) a favorable opinion of each of (A) Kirkland & Ellis LLP, special New York counsel to the Loan Parties, (B) Pestalozzi Attorneys at Law, special Swiss counsel to the Loan Parties, (C) Avalos y Abogados, S.C., special Mexican counsel to the Loan Parties, (D) Baker & McKenzie, Wong & Leow, special Singapore and counsel to the Loan Parties and (E) Béndiksen, Diedrich, Enríquez, Salazar, Santoyo & Yanar, S.C., special Mexican counsel to the Loan Parties, in each case, dated the Effective Date and addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent; and (v) a certificate of the Parent Borrower, dated the Effective Date and executed by a Responsible Officer of the Parent Borrower, certifying that, immediately after giving effect to the Transaction, (A) the representations and warranties of the Loan Parties contained in this Agreement and each other Loan Document are true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect qualifier, in which case such representations and warranties are be true and correct as stated and so qualified) on and as of the Effective Date, (B) no Default shall have occurred and be continuing and (C) since December 31, 2020, there shall not have occurred a Material Adverse Effect or any event, condition or contingency that could reasonably expected to have a Material Adverse Effect.

(d) Personal Property Collateral. (i) Perfection Certificate. The Administrative Agent shall have received a completed Perfection Certificate, dated the Effective Date and signed by a Responsible Officer of the Parent Borrower, together with all attachments contemplated thereby. (ii) Filings and Recordings. Subject to the limitations and qualifications in the Security Documents, the Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to any Liens permitted under Section 6.01). (iii) Pledged Collateral. The Administrative Agent or its designee shall have received (A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents, together with an undated allonge for each such promissory note duly executed in blank by the holder thereof. (iv) Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Loan Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the applicable Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Loan Party, indicating among other things that the assets of each such Loan Party are free and clear of any Lien (except for any Liens permitted under Section 6.01 or Liens that will be terminated on the Effective Date). (v) Property and Liability Insurance. The Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, evidence of property and liability insurance covering each Loan Party other than the Subsidiary Borrowers (with appropriate endorsements naming the Administrative Agent as lender’s loss payee on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies. (vi) [Reserved]. (vii) Other Collateral Documentation. The Administrative Agent shall have received any documents reasonably requested thereby or as required by the terms of the Security Documents to evidence its security interest in the Collateral. (e) Financial Information. The Administrative Agent shall have received: (i) with respect to the Parent Borrower and its Subsidiaries, (A) audited consolidated balance sheets and related consolidated statements of income, shareholder’s equity and cash flows for the three most recently completed fiscal years ended at least 90 days prior to the Effective Date and (B) unaudited consolidated balance sheets and related consolidated statements of income and cash flows for each interim fiscal quarter ended since the last audited financial statements and at least 45 days prior to the Effective Date; and

(ii) projections prepared by management of balance sheets, income statements and cash flow statements of the Parent Borrower and its Subsidiaries, in form and substance reasonably acceptable to the Administrative Agent (and which will not be inconsistent with information previously provided to the Administrative Agent); and (iii) a certificate from the Chief Financial Officer or the Treasurer of the Parent Borrower, dated the Effective Date, attesting that, after giving effect to each element of the Transaction, (A) the Parent Borrower and its Subsidiaries, on a consolidated basis, are Solvent and (B) the Parent Borrower and its Subsidiaries are in pro forma compliance with the financial covenants set forth in Section 6.07, in each case for the most recent Measurement Period for which quarterly financial statements have been delivered pursuant to clause (i) above. (f) Consents; Defaults. (i) Governmental and Third Party Approvals. The Loan Parties shall have received all material governmental, shareholder and third party consents and approvals necessary in connection with the Transaction, which shall be in full force and effect. (ii) No Injunction, Etc. No action, suit, proceeding or investigation shall be pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (g) Payment of Fees and Expenses. The Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid on, and the Administrative Agent shall have received all expenses required to be reimbursed on, the Effective Date pursuant to the Loan Documents or any other agreements entered into by the Parent Borrower and the Administrative Agent or any Arranger in connection with this Agreement, provided that invoices therefor shall have been presented to the Parent Borrower no later than two Business Days prior to the Effective Date. (h) Refinancing. All Indebtedness of the Borrowers and their Subsidiaries under the Existing Credit Agreements shall be repaid in full, all commitments (if any) in respect thereof shall have been terminated and all guarantees therefor and security therefor shall be released, and the Administrative Agent shall have received pay-off letters in form and substance satisfactory to it evidencing such repayment, termination and release. (i) Patriot Act; Beneficial Ownership; Etc. At least five days prior to the Effective Date, the Lenders shall have received all documentation and other information in respect of each Loan Party requested to satisfy the requirements of bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, to the extent requested in writing (which may be by email) at least 10 days prior to the Effective Date, and a Beneficial Ownership Certification from each Borrower that is a “legal entity customer” under the Beneficial Ownership Regulation. (j) Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Effective Date are to be disbursed. Without limiting the generality of the provisions of Article VIII, for purposes of determining compliance with the conditions specified in this Section 4.01, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto. The Administrative Agent shall notify the Parent Borrower and the Lenders of the occurrence of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02 Each Credit Event. Subject to Section 1.10 and Section 2.20 solely with respect to any Incremental Term Loan incurred to finance a substantially concurrent Limited Condition Acquisition, the obligation of each Lender to make a Loan on the occasion of any Borrowing (other than any conversion or continuation of any Loan), and of any Issuing Bank to issue, amend or extend any Letter of Credit, is subject to the occurrence of the Effective Date and the satisfaction of the following conditions: (a) The representations and warranties of the Parent Borrower and each other Loan Party contained in the Loan Documents shall be true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) on and as of the date of such Borrowing or the date of such issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) as of such earlier date. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing. On the date of any Borrowing (other than any conversion or continuation of any Loan) or the issuance, amendment or extension of any Letter of Credit, the Parent Borrower shall be deemed to have represented and warranted that the conditions specified in paragraphs (a) and (b) of this Section 4.02 have been satisfied. (c) Solely with respect to a Borrowing of Mexican Tranche Revolving Loans, a Mexican Promissory Note (pagaré) duly issued, executed and delivered by the Mexican Subsidiary Borrower in favor of each Mexican Tranche Lender requesting such Mexican Promissory Note (pagaré). ARTICLE V AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent obligations for indemnification, expense reimbursement or tax or yield protection as to which no claim has been made) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (other than those with respect to which arrangements satisfactory to the applicable Issuing Bank (in its sole discretion) have been made), the Parent Borrower covenants and agrees that: SECTION 5.01 Financial Statements. The Parent Borrower will deliver to the Administrative Agent, for distribution to each Lender: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Parent Borrower (or, if earlier, 15 days after the date required to be filed with the SEC), a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of a Registered Public Accounting Firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards, shall not contain any “going concern” or like qualification, exception or emphasis or any qualification, exception or emphasis as to the scope of such audit and shall state that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Parent Borrower and its Subsidiaries on a consolidated basis as of the end of and for such year in accordance with GAAP; (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent Borrower (or, if earlier, 5 days after the date required to be filed with the SEC), a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Parent Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all certified by the chief executive officer, chief financial officer, controller or the treasurer of the Parent Borrower as presenting fairly, in all material respects, the financial position, results of operations and cash flows of the Parent Borrower and its Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter and such portion of the fiscal year in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes; and (c) as soon as available, but in any event within 180 days after the end of each fiscal year of the Mexican Subsidiary Borrower, an audited consolidated balance sheet of the Mexican Subsidiary Borrower and its Subsidiaries as at the end of such fiscal year, and the related audited consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with statutory accounting principles in effect in Mexico. As to any information contained in materials furnished pursuant to Section 5.02(d), the Parent Borrower shall not be separately required to furnish such information under clause (a) or (b) of this Section 5.01, but the foregoing shall not be in derogation of the obligation of the Parent Borrower to furnish the information and materials described in any such clause at the times specified therein. SECTION 5.02 Certificates; Other Information. The Parent Borrower will deliver to the Administrative Agent, for distribution to each Lender: (a) within 10 days of the earlier of (i) each filing of the financial statements referred to in Section 5.01(a) or 5.01(b) with the SEC and (ii) each delivery of such financial statements to the Administrative Agent, a duly completed Compliance Certificate, signed by a Responsible Officer of the Parent Borrower, setting forth the information required pursuant to the Compliance Certificate; (b) within 90 days after the end of each fiscal year of the Parent Borrower, commencing for the fiscal year 2022, a duly completed Supplemental Perfection Certificate, signed by a Responsible Officer of the Parent Borrower, setting forth the information required pursuant to the Supplemental Perfection Certificate; (c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters and, to the extent permitted by such Registered Public Accounting Firm, recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Parent Borrower or any Subsidiary by any Registered Public Accounting Firm in connection with the accounts or books of the Parent Borrower or any of its Subsidiaries, or any audit of any of them; (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other material report or communication sent to the stockholders of the Parent Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Parent Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; and (e) promptly after request, such additional information as the Administrative Agent or any Lender may from time to time reasonably request regarding the Parent Borrower or any Subsidiary or the compliance with the terms of any Loan Document, including information regarding any Loan Party, in order to comply with its ongoing obligations under applicable “know your customer” rules and regulations, Anti-Corruption Laws and Anti-Money Laundering Laws, including the USA PATRIOT Act and the Beneficial Ownership Regulation. Information required to be delivered pursuant to Section 5.01(a), 5.01(b) or 5.02(d) shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an Electronic System to which the Lenders have been granted access or shall be publicly available on the website of the SEC at http://www.sec.gov. Information required to be delivered pursuant to Sections 5.01 and 5.02 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent. In the event any financial statements delivered under Section 5.01 shall be restated, the Parent Borrower shall, promptly after such restated financial statements become available, deliver to the Administrative Agent duly completed Compliance Certificates with respect to the periods covered by such financial statements, signed by a Responsible Officer of the Parent Borrower, setting forth the information required pursuant to the Compliance Certificate after giving effect to such restatement. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of any of the information or documents referred to above, and in any event shall have no responsibility to monitor compliance by the Parent Borrower with any such delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such information and documents. SECTION 5.03 Notices. The Parent Borrower shall, promptly after a Responsible Officer of the Parent Borrower obtains knowledge thereof, deliver to the Administrative Agent written notice of: (a) the occurrence of any Default; (b) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Loan Party or any Subsidiary thereof or any of their respective properties, assets or businesses in each case that if adversely determined could reasonably be expected to result in a Material Adverse Effect; (c) any event, development or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; (d) the occurrence of any ERISA Event; and

(e) any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such Beneficial Ownership Certification. Each notice pursuant to this Section 5.03 shall be accompanied by a statement of a Responsible Officer of the Parent Borrower setting forth details of the occurrence referred to therein and, in the case of clause (a) above, describing with particularity any and all provisions of this Agreement and any other Loan Document that have been breached (if any) and stating what action the Parent Borrower or relevant Subsidiary has taken and proposes to take with respect thereto. SECTION 5.04 Payment of Taxes. The Parent Borrower shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable all Taxes, unless (a) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Parent Borrower or such Subsidiary or (b) the failure to pay and discharge such Taxes could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 5.05 Preservation of Existence and Rights. The Parent Borrower shall, and shall cause each Subsidiary to: (a) preserve, renew and maintain in full force and effect its legal existence and good standing, to the extent such concept is relevant in such jurisdiction, under the laws of the jurisdiction of its incorporation, organization or formation, except, in the case of any Subsidiary that is not Dart or a Subsidiary Borrower, where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered IP Rights the non-preservation of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that nothing in this Section 5.05 shall prohibit any transaction expressly permitted by Section 6.03 or 6.04. SECTION 5.06 Maintenance of Properties. The Parent Borrower shall, and shall cause each Subsidiary to, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; provided that nothing in this Section 5.06 shall prevent the Parent Borrower or any Subsidiary from discontinuing the operation and maintenance of any of its properties or equipment if such discontinuance is, in the reasonable commercial judgment of the Parent Borrower, desirable in the conduct of its business and could not, individually or in the aggregate, have a Material Adverse Effect. SECTION 5.07 Maintenance of Insurance. The Parent Borrower shall, and shall cause each Subsidiary to, maintain, with insurance companies the Parent Borrower reasonably believes to be financially sound and reputable, insurance in such amounts (after giving effect to self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in the same or similar business and owning similar properties in localities where the Parent Borrower or such Subsidiary operates. The Parent Borrower (a) in the case of each property insurance policy in respect of personal property (and for the avoidance of doubt, other than real property, whether owned or leased) maintained by or on behalf of the Loan Parties, shall cause such policy to contain a lender’s loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties, as lender’s loss payee thereunder, (b) in the case of each policy of liability insurance (other than workers’ compensation, director and officer liability or other policies in which such endorsements are not customary or available) maintained by or on behalf of the Loan Parties, shall cause such policy to name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder and (c) in the case of each of the policies referred to in clause (a) or (b) above, shall use commercially reasonable efforts to cause such policy to provide for at least 30 days’ (or such shorter number of days as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent of any cancellation of such policy. SECTION 5.08 Compliance with Laws. The Parent Borrower shall, and shall cause each Subsidiary to, comply in all material respects with the requirements of all laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. SECTION 5.09 Books and Records. The Parent Borrower shall, and shall cause each Subsidiary to, maintain proper books of record and account in which full, true and correct entries in conformity, in all material respects, with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Parent Borrower or such Subsidiary, as the case may be; provided, that such books of record and account, and entries therein in, of Foreign Subsidiaries shall conform, in all material respects, with the generally accepted (or customary) financial practices and statutory requirements of its jurisdiction. SECTION 5.10 Inspection Rights. The Parent Borrower shall, and shall cause each Subsidiary to, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Parent Borrower (only to the extent such expenses are out-of-pocket and reasonable) and at such reasonable times during normal business hours and as often as may be reasonably desired, but not more than one time in any calendar year unless a Default shall have occurred and be continuing, upon reasonable advance notice to the Parent Borrower. SECTION 5.11 Use of Proceeds. The Parent Borrower shall, and shall cause each Subsidiary Borrower to, use the proceeds of the Loans and Letters of Credit solely: (a) to refinance, as of the Effective Date, Indebtedness outstanding under the Existing Credit Agreements; and (b) to pay fees and expenses incurred in connection with the Transaction; and (c) for other general corporate purposes, including to finance any Acquisition that is not a Hostile Acquisition and to make dividends and stock repurchases permitted by this Agreement. SECTION 5.12 Compliance with Environmental Laws. The Parent Borrower shall, and shall cause each Subsidiary to: (a) comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and (c) conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, as required by and in accordance with the requirements of all Environmental Laws; provided (i) that neither the Parent Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances and (ii) neither the Parent Borrower nor any of its Subsidiaries shall be required to take any action described in this Section 5.12 if the failure to take such action, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. SECTION 5.13 Dart. The Parent Borrower shall cause Dart at all times to be the legal, beneficial and registered and record owner of the Material Marks, except as otherwise expressly permitted under the Dart Security Agreement; provided that Dart may transfer or otherwise Dispose of any Material Mark as permitted pursuant to Section 6.04(h) to the Parent Borrower and its Subsidiaries and as otherwise permitted pursuant to the Dart Security Agreement. SECTION 5.14 [Reserved]. SECTION 5.15 Additional Guarantee and Collateral Requirement. (a) [Reserved]. (b) If any Subsidiary is formed or acquired after the Effective Date that is a Designated Subsidiary or any Subsidiary otherwise becomes a Designated Subsidiary (including as a result of becoming a Material Subsidiary), the Parent Borrower shall, as promptly as practicable, and in any event within 45 days (or such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent thereof and cause the Additional Guarantee and Collateral Requirement to be satisfied with respect to such Designated Subsidiary and with respect to any Equity Interests in or Indebtedness of such Designated Subsidiary owned by the Parent Borrower or any Subsidiary Guarantor. (c) The Parent Borrower shall, as promptly as practicable, and in any event within 60 days (or such longer period as the Administrative Agent may agree to in writing) furnish to the Administrative Agent written notice of the acquisition by the Parent Borrower or any Subsidiary Guarantor of any material assets (other than any assets constituting Excluded Assets), other than any such assets constituting Collateral under the Security Documents in which the Administrative Agent shall have a valid, legal and perfected security interest (with the priority contemplated by the applicable Security Document) upon the acquisition thereof. (d) The Parent Borrower shall, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent of any change in (i) the legal name of the Parent Borrower or any Subsidiary Guarantor, as set forth in its organizational documents, (ii) the jurisdiction of incorporation, organization or formation or the form of organization of the Parent Borrower or any Subsidiary Guarantor (including as a result of any merger or consolidation), (iii) the location of the chief executive office or the principal place of business of the Parent Borrower or any Subsidiary Guarantor or (iv) the organizational identification number, if any, or the federal taxpayer identification number of the Parent Borrower or any Subsidiary Guarantor. SECTION 5.16 Further Assurances. (a) The Parent Borrower shall, and shall cause each other Loan Party to, at any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents, and take all such other action, as the Administrative Agent may reasonably deem necessary in obtaining the full benefits of, or in perfecting and preserving in the United States and, with respect to

Material IP Collateral only, the Material Foreign Jurisdictions, the Liens of, the Loan Documents, in each case solely to the extent not inconsistent with the provisions of this Agreement or any other Loan Document. (b) The Parent Borrower shall, and shall cause each other Loan Party to, at any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents, and take all such other action, that may be required under any applicable law, or that the Administrative Agent may reasonably deem necessary, to cause the Additional Guarantee and Collateral Requirement to be and remain satisfied at all times (it being understood that, with respect to matters set forth in Section 5.15, the requirements of this Section 5.16 shall be subject to the grace periods set forth therein). (c) The Parent Borrower shall provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents. SECTION 5.17 Release and Reinstatement of Collateral. (a) Notwithstanding anything to the contrary contained in this Agreement or any Loan Document, if at any time (including after a Collateral Reinstatement Event shall have previously occurred) a Collateral Release Event shall have occurred and be continuing, then all Collateral (other than (i) the Collateral subject to the Dart Security Agreement, the Dart IP Security Agreement and any related Security Documents entered into by Dart as the sole Loan Party party thereto (collectively, the “Dart Security Documents”) and (ii) any cash collateral with respect to Letters of Credit) and the Security Documents (other than (i) the Dart Security Agreement, the Dart IP Security Agreement and any Dart Security Documents and (ii) any Security Documents entered into in connection with cash collateral with respect to Letters of Credit) shall be released automatically and terminated without any further action. In connection with the foregoing, the Administrative Agent shall, at the Parent Borrower’s sole expense and at Parent Borrower’s reasonable request, promptly (i) return to the Parent Borrower all certificates and instruments evidencing applicable pledged Collateral, (ii) execute and file in the appropriate location and deliver to the Parent Borrower such termination and full or partial release statements or confirmation thereof, as applicable, and (iii) do such other things as are reasonably necessary to release the Liens to be released pursuant hereto promptly upon the effectiveness of any such release. (b) Notwithstanding clause (a) above, if a Collateral Reinstatement Event shall have occurred, all Collateral and Security Documents shall, at the Parent Borrower’s sole cost and expense, be automatically reinstated and all actions reasonably necessary, or reasonably requested by the Administrative Agent to provide to the Administrative Agent for the benefit of the Secured Parties valid, perfected, first priority security interests (other than those security interests permitted pursuant to this Agreement or the Security Documents) in the Collateral (including, without limitation, the delivery of documentation and taking of actions of the type described in Sections 5.15 and 5.16) shall be taken within thirty (30) days (or such longer period as agreed to by the Administrative Agent) after such Collateral Reinstatement Event. SECTION 5.18 Cash Management Agreements. The Parent Borrower shall, and shall cause each Domestic Subsidiary to, use commercially reasonably efforts to establish and maintain depository and cash management relationships with Wells Fargo or an Affiliate of Wells Fargo as one their primary banking partners as soon as reasonably practicable after the Closing Date. SECTION 5.19 Non-Bank Rules. The Swiss Subsidiary Borrower will comply with the Non-Bank Rules, provided that the Swiss Subsidiary Borrower shall not be in breach of this covenant if its number of creditors that are not Qualifying Banks in respect of either the 10 Non-Bank Rule or the 20 Non-Bank Rule is exceeded solely because a Lender having (a) made no or an incorrect declaration of its status as to whether or not it is a Qualifying Bank, (b) failed to comply with its obligations under Section 9.04 of this Agreement or (c) ceased to be a Qualifying Bank other than as a result of any change after the date it became a Lender in (or in the interpretation, administration or application of) any law or treaty, or any published practice or published concession of any relevant taxing authority. For the purpose of its compliance with the 20 Non-Bank Rule under this Section, the Swiss Subsidiary Borrower shall assume that the aggregate number of Lenders which are not Qualifying Banks is ten (10). SECTION 5.20 Post-Closing Matters. The Parent Borrower shall, and shall cause each applicable Subsidiary to, execute and deliver the documents, take the actions and complete the tasks set forth on Schedule 5.20, in each case within the applicable corresponding time limits specified on such schedule, unless such time is extended by the Administrative Agent in its sole discretion. ARTICLE VI NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent obligations for indemnification, expense reimbursement or tax or yield protection as to which no claim has been made) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (other than those with respect to which arrangements satisfactory to the applicable Issuing Bank (in its sole discretion) have been made), the Parent Borrower covenants and agrees that: SECTION 6.01 Liens. The Parent Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to the Loan Documents securing the Obligations; (b) Liens existing on the Effective Date and listed on Schedule 6.01, and any renewals, extensions or refinancings thereof; provided that (i) the property covered thereby is not broadened or increased (other than with respect to after-acquired property of the type that would have been subject to such Lien or improvements and accessions thereto and proceeds thereof) and (ii) the amount secured or benefited thereby is not increased (except in respect of accrued and unpaid interest, fees and expenses (including make-whole payments and premiums) on any refinanced indebtedness and amounts to pay fees and expenses reasonably incurred in connection therewith); (c) Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, landlords’, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) pledges or deposits (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Parent Borrower or any Subsidiary in the ordinary course of business supporting obligations (A) of the type set forth in clause (i) above, (B) in respect of obligations described in Section 6.02(l)(ii) or (C) of the type described in Section 6.02(m)(ii); (f) pledges and deposits made (i) to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations (other than any Lien imposed by ERISA), surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature, in each case, incurred in the ordinary course of business and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Parent Borrower or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above; (g) easements, zoning restrictions, rights-of-way, restrictions and other similar encumbrances affecting real property or other minor irregularities in title which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 7.01(h) or securing appeal or other surety bonds related to such judgments; (i) Liens securing Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and obligations for acquisition, construction or the improvement of fixed or capital assets, and any renewals, extensions or refinancings thereof; provided that (i) such Liens do not at any time encumber any property other than the property whose acquisition, construction or improvement was financed by such Indebtedness or, if applicable, subject to such Capitalized Lease or Synthetic Lease Obligations (and related contracts, intangibles, and other assets that are incidental thereto or arise therefrom, after acquired property of the type that would have been subject to such Lien or improvements and accessions thereto and proceeds thereof), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, or improving such assets; provided further that individual financings of equipment or other fixed or capital assets otherwise permitted to be secured hereunder provided by any Person (or its Affiliates) may be cross- collateralized to other such financings provided by such Person (or its Affiliates); (j) Liens in the form of leases or subleases of Real Properties granted or created by the Parent Borrower or any Subsidiary that do not interfere, individually or in the aggregate, in any material respect with the business of the Parent Borrower and its Subsidiaries (taken as a whole); (k) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Parent Borrower or any of its Subsidiaries in the ordinary course of business; (l) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Parent Borrower or any of its Subsidiaries in the ordinary course of business; (m) banker’s liens, rights of set-off or similar rights in favor of (i) a depository institution or other intermediary with respect to deposit accounts maintained with such depository institution or securities accounts maintained with such intermediary, in each case, in the ordinary course of business or (ii) a depository institution or other intermediary in connection with the processing of VISA, MasterCard and other credit card payments and remittances;

(n) Liens created over deposits and investments in the ordinary course of business in connection with the procurement and maintenance of insurance by the Parent Borrower and its Subsidiaries, and Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (o) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (other than Capitalized Lease or Synthetic Lease Obligations), license or sublicense or concession agreement permitted by this Agreement; (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (q) Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (r) deposits of cash with the owner or lessor of premises leased and operated by the Parent Borrower or any Subsidiary to secure the performance of its obligations under the lease for such premises, in each case in the ordinary course of business; (s) Liens on cash and Cash Equivalents deposited with a trustee or a similar Person to defease or to satisfy and discharge any Indebtedness; provided that such defeasance or satisfaction and discharge is permitted hereunder; (t) Liens that are contractual rights of set-off; (u) any Lien on any asset acquired by the Parent Borrower or any Subsidiary after the Effective Date existing at the time of the acquisition thereof or existing on any asset of any Person that becomes a Subsidiary (other than as a result of a Division) (or of any Person not previously a Subsidiary that is merged or consolidated with or into the Parent Borrower or a Subsidiary in a transaction permitted hereunder) after the Effective Date and prior to the time such Person becomes a Subsidiary (or is so merged or consolidated), provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), as the case may be, (ii) such Lien does not at any time encumber any other property of the Parent Borrower or any Subsidiary (other than (A) after-acquired property covered by the applicable granting clause, (B) improvements or accessions thereto and (C) the proceeds thereof) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated), as the case may be, and extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof (except in respect of accrued and unpaid interest, fees and expenses (including make-whole payments and premiums) on the refinanced indebtedness and amounts to pay fees and expenses reasonably incurred in connection therewith); (v) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.04, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof; (w) in the case of (i) any Subsidiary that is not a Wholly Owned Subsidiary, (ii) the Equity Interests in any Person that is not a Subsidiary or (iii) any Person or Subsidiary that ceases to be a Wholly Owned Subsidiary as a result of a Disposition of such Person’s or such Subsidiary’s Equity Interests pursuant to Section 6.04, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the Organization Documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement, so long as such encumbrance or restriction was not created in contemplation of this Section 6.04(w); provided that, with respect to clause (iii) only, (1) such disposition is consummated with a bona fide third party that is not an Affiliate of a Loan Party, (2) no Default or Event of Default exists or would result therefrom and (3) any such Disposition shall be deemed to be an Investment in a Subsidiary that is not a Loan Party by the parent entity of such Subsidiary in an amount equal to the fair market value of the net assets of such Subsidiary times the percentage ownership of the Parent Borrower and its Wholly Owned Subsidiaries in such Subsidiary; (x) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Parent Borrower or any Subsidiary in connection with any letter of intent or purchase agreement for an Acquisition or other transaction permitted hereunder; (y) Liens on assets of Foreign Subsidiaries securing lines of credit for Foreign Subsidiaries in an aggregate outstanding principal amount not to exceed the greater of (i) $35,000,000 and (ii) two and three-quarters percent (2.75%) of the Consolidated Total Assets (measured at the time of incurrence); (z) Liens securing intercompany obligations that are reasonably necessary to effectuate any Permitted Reorganization reasonably agreed to by the Required Lenders; and (aa) other Liens (other than Liens on any real property) securing Indebtedness (other than Liens securing lines of credit for Foreign Subsidiaries and amounts outstanding under lines of credit for Foreign Subsidiaries) in an aggregate outstanding principal amount not to exceed the greater of (i) $50,000,000 and (ii) four percent (4.0%) of the Consolidated Total Assets (measured at the time of incurrence); provided that, notwithstanding anything in the contrary in this Section 6.01, during a Collateral Release Period, none of the foregoing provisions of this Section 6.01 shall permit any Lien to exist on assets that constituted or would constitute Collateral immediately prior to the applicable Collateral Release Event, except to the extent that such Liens were expressly permitted on such assets prior to giving effect to such Collateral Release Event. Notwithstanding anything to the contrary herein or in any other Loan Document, the Parent Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien in respect of (i) the Material Marks or (ii) the Equity Interests in Dart, in each case, other than Liens permitted by Section 6.01(a) or 6.01(c) and, in the case of Material Marks, to the extent constituting Liens, licenses of IP Rights permitted by Section 6.04(h). SECTION 6.02 Debt. The Parent Borrower shall not, and shall not permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness owing by the Parent Borrower or any Subsidiary to any other Subsidiary or owing by any Subsidiary to the Parent Borrower; provided that any such Indebtedness owing to a Subsidiary that is not a Loan Party is subordinated in right of payment to the obligations hereunder pursuant to an Intercompany Note, subject to Section 5.20;

(c) Indebtedness consisting of the financing of insurance premiums incurred in the ordinary course of business and not in connection with debt for borrowed money; (d) Indebtedness existing on the Effective Date and set forth on Schedule 6.02 and not otherwise permitted under this Section 6.02 and any renewals, extensions or refinancings thereof; provided that the amount of such Indebtedness is not increased at the time of such renewal, extension or refinancing thereof (except in respect of accrued and unpaid interest, fees and expenses (including make-whole payments and premiums) on the refinanced Indebtedness and amounts to pay fees and expenses reasonably incurred in connection therewith); (e) Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of the Parent Borrower or any Subsidiary in the ordinary course of business supporting obligations under (i) workers’ compensation, unemployment insurance and other social security legislation, (ii) bids, trade contracts, leases (other than Capitalized Leases or Synthetic Lease Obligations), statutory obligations, surety bonds, performance bonds, appeal bonds and other obligations of a like nature, in each case, incurred in the ordinary course of business and (iii) other obligations that do not constitute Indebtedness; (f) Indebtedness in respect of netting services, overdraft protections and otherwise arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds, overdraft or any similar services, in each case in the ordinary course of business; (g) Indebtedness of the Parent Borrower or any Subsidiary (i) incurred to finance the acquisition, construction or improvement of any fixed or capital assets (or the Equity Interests of Persons owning such fixed or capital assets), including Capitalized Leases, provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such fixed or capital assets (or the Equity Interests of Persons owning such fixed or capital assets), or (ii) assumed in connection with the acquisition of any fixed or capital assets, and, in each case, any renewals, extensions or refinancings thereof, provided that the amount of such Indebtedness is not increased at the time of such renewal, extension or refinancing thereof (except in respect of accrued and unpaid interest, fees and expenses (including make-whole payments and premiums) on the refinanced Indebtedness and amounts to pay fees and expenses reasonably incurred in connection therewith); (h) Indebtedness of any Person that becomes a Subsidiary (other than as a result of a Division) (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Effective Date, or Indebtedness of any Person that is assumed by the Parent Borrower or any Subsidiary in connection with an acquisition of assets by the Parent Borrower or such Subsidiary in an Acquisition permitted hereunder after the Effective Date, provided that such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired, and any renewals, extensions and refinancings thereof (provided that the amount of such Indebtedness is not increased at the time of such renewal, extension or refinancing (except in respect of accrued and unpaid interest, fees and expenses (including make-whole payments and premiums) on the refinanced Indebtedness and amounts to pay fees and expenses reasonably incurred in connection therewith)); (i) to the extent constituting Indebtedness, Taxes described in Section 6.01(c);

(j) other Indebtedness in an aggregate outstanding principal amount not to exceed the greater of (i) $50,000,000 and (ii) four percent (4.0%) of the Consolidated Total Assets (measured at the time of incurrence thereof); (k) unsecured Indebtedness, including Subordinated Indebtedness, of any Loan Party not otherwise permitted pursuant to this Section; provided that (i) immediately before and immediately after giving Pro Forma Effect to such Indebtedness, the Consolidated Net Leverage Ratio for the most recently completed Measurement Period is equal to or less than 3.25 to 1.00, (ii) the final maturity of such Indebtedness shall not be earlier than the date that is ninety-one (91) days after the Latest Maturity Date at the time of the issuance of such Indebtedness, (iii) such Indebtedness will not have mandatory prepayment or mandatory amortization, redemption, sinking fund or similar prepayments (other than asset sale, change of control, fundamental change or similar mandatory offers to repurchase customary for high-yield or convertible debt securities, including settling such repurchases with cash) prior to the date that is ninety- one (91) days after the Latest Maturity Date at the time of the issuance of such Indebtedness, (iv) such Indebtedness is not guaranteed by any Subsidiary that is not a Loan Party, (v) to the extent such Indebtedness is subordinated in right of payment to the Obligations, any guaranty thereof by the Loan Parties shall be expressly subordinated to the Guarantee of the Obligations on terms materially not less favorable to the Lenders than the subordination terms of such Indebtedness, (vi) other than as set forth in clauses (ii) and (iii) above, the terms of such Indebtedness, taken as a whole, are not materially more restrictive on the Parent Borrower and its Subsidiaries than the terms of the Loan Documents, taken as a whole, and (vii) no Default or Event of Default shall have occurred and be continuing or result from the incurrence of such Indebtedness; (l) Indebtedness (i) incurred in connection with an Acquisition permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs and seller notes) or similar adjustments and (ii) incurred in connection with the Disposition described on Schedule 6.04 in respect of the obligations described therein; (m) (i) Indebtedness in respect of letters of credit issued for the account of the Parent Borrower or any of its Subsidiaries in the ordinary course of business and (ii) Indebtedness in respect of letters of credit in the ordinary course of business that are fully cash collateralized, in each case that are not issued under this Agreement; (n) Indebtedness pursuant to Swap Contracts to the extent entered into in the ordinary course of business for hedging purposes and net obligations of the Parent Borrower or any Subsidiary under any such Swap Contracts; (o) Attributable Indebtedness incurred in connection with a Sale Leaseback Transaction permitted hereunder; (p) Guarantees by the Parent Borrower and its Subsidiaries in respect of Indebtedness of the Parent Borrower or any of its Subsidiaries otherwise permitted hereunder; provided that if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; and (q) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (p) above. SECTION 6.03 Fundamental Changes. The Parent Borrower shall not, and shall not permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, consummate a Division as the Dividing Person or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default exists or would result therefrom: (a) any Subsidiary may merge or consolidate with or into, or be liquidated, wound up or dissolved into (i) the Parent Borrower, provided that the Parent Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that (A) no Subsidiary Borrower may be liquidated, wound up or dissolved and, in the case of any merger or consolidation involving a Subsidiary Borrower, such Subsidiary Borrower shall be the continuing or surviving Person, (B) Dart may not be liquidated, wound up or dissolved and, in the case of any merger or consolidation involving Dart, Dart shall be the continuing or surviving Person and (C) no Subsidiary Guarantor may be liquidated, wound up or dissolved and, in the case of a merger or consolidation involving a Subsidiary Guarantor with another Subsidiary that is not a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving Person; (b) any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Parent Borrower or to another Loan Party; (c) any Subsidiary that is not a Loan Party may Dispose of all or substantially all its assets (upon voluntary liquidation or otherwise) (i) to another Subsidiary which is not a Loan Party or (ii) to a Loan Party; (d) any Subsidiary may merge or consolidate with or into any other Person (other than the Parent Borrower or any Subsidiary), provided that (i) except in the case of a Disposition of a Subsidiary (other than a Subsidiary Borrower or Dart) otherwise permitted by Section 6.04, the surviving or continuing Person shall be a Subsidiary and, in the case of a merger or consolidation involving a Subsidiary Guarantor, a Subsidiary Guarantor and (ii) in the case of any merger or consolidation involving a Subsidiary Borrower or Dart, such Subsidiary Borrower or Dart, as the case may be, shall be the continuing or surviving Person; and (e) any Subsidiary (other than a Subsidiary Borrower or Dart) may consummate a Division as the Dividing Person if, immediately after the consummation of such Division, the assets of the applicable Dividing Person are held by one or more Subsidiaries (and, if the Dividing Person shall be a Subsidiary Guarantor, each such Subsidiary shall be a Subsidiary Guarantor) or, with respect to assets not so held by one or more Subsidiaries, such Division constitutes a Disposition permitted by Section 6.04. For the avoidance of doubt, in no event shall this Section 6.03 (except with respect to any restriction applicable to Dart) be deemed to prohibit any Permitted Reorganization. SECTION 6.04 Dispositions. The Parent Borrower shall not, and shall not permit any Subsidiary to, make any Disposition, except: (a) Dispositions of (i) obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business, (ii) fixed operating assets (solely to the extent not constituting all or substantially all of the assets or business of the Parent Borrower or any Subsidiary or a business unit, line of business or division of the Parent Borrower or any Subsidiary) no longer used or useful to the business of the Parent Borrower and its Subsidiaries, whether now owned or hereafter acquired, in the ordinary course of business, (iii) leasehold improvements to landlords pursuant to the terms of leases in respect of leasehold property and (iv) resulting from the conversion of the business of a Subsidiary that is not a Loan Party to an import-focused business;

(b) Dispositions of inventory in the ordinary course of business and Dispositions of cash and Cash Equivalents; (c) Dispositions of equipment or Real Property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of similar replacement property; (d) Dispositions of property by the Parent Borrower or any Subsidiary to the Parent Borrower or a Subsidiary; provided that in connection with any such Disposition (i) by a non-Loan Party to a Loan Party, such Disposition shall not be for more than fair market value of the applicable property (as determined in good faith by the Parent Borrower at the time of entry into the related definitive agreement), (ii) by a Loan Party to non-Loan Party, such Disposition shall not be for less than fair market value of the applicable property (as determined in good faith by the Parent Borrower at the time entry into the related definitive agreement) or (iii) by a U.S. Loan Party to Loan Party that is a Foreign Subsidiary, such Disposition shall not be for less than fair market value of the applicable property (as determined in good faith by the Parent Borrower at the time entry into the related definitive agreement); (e) Dispositions permitted by Section 6.03, Section 6.09 and, to the extent constituting Dispositions, Section 6.10; (f) Dispositions by the Parent Borrower and its Subsidiaries of the Specified Florida Properties, the Specified Pending Sales and the Idle Properties; (g) Dispositions of accounts in connection with the collection or compromise thereof in the ordinary course of business; (h) licenses of IP Rights in the ordinary course of business and substantially consistent with past practice or as otherwise permitted by Section 8(d) of the Dart Security Agreement; (i) Dispositions made pursuant to the terms of any Plan or Employee Benefit Arrangement in the ordinary course of business; (j) Dispositions of assets subject to any casualty or condemnation proceedings (including dispositions in lieu of condemnation); (k) the unwinding of Swap Contracts in accordance with the terms thereof; (l) Dispositions of Equity Interests in, and issuances of Equity Interests by, any joint venture or non-Wholly Owned Subsidiary to the extent required by, or made pursuant to customary buy/sell arrangements between the parties to such joint venture or equityholders of such non-Wholly Owned Subsidiary set forth in, the joint venture agreement, operating agreement, shareholders agreement or similar agreement governing such joint venture or non-wholly-owned Subsidiary; (m) Dispositions by the Parent Borrower and its Subsidiaries not otherwise permitted under this Section 6.04; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) the aggregate fair market value (as reasonably determined by the Parent Borrower at the time of entry into any related definitive agreement) of all property Disposed of in reliance on this clause (m) in any fiscal year shall not exceed the greater of (A) $120,000,000 and (B) 10% of the Consolidated Total Assets (it being agreed that such calculation shall be as set forth on the most recent balance sheet of the Parent Borrower delivered pursuant to Section 5.01(a)), (iii) such Disposition shall be for consideration at least equivalent to fair market value (as reasonably determined by the Parent Borrower)

of the property or assets Disposed, (iv) cash proceeds received by the Parent Borrower or its Subsidiaries pursuant to this clause (m) shall be applied in accordance with Section 2.10(b)(ii), and (v) any Disposition pursuant to this clause (m) for a purchase price in excess of $10,000,000 as of the date of the Disposition, the Parent Borrower or any of its Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents; provided, however, that for the purposes of this clause (m)(v) each of the following shall be deemed to be cash: (A) any liabilities (as shown on the Parent Borrower’s or any applicable Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Parent Borrower or such Subsidiary, other than liabilities that are contractually subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Parent Borrower and all of the Subsidiaries shall have been validly released by all applicable creditors in writing; (B) any securities received by such Parent Borrower or such Subsidiary from such transferee that are converted by the Parent Borrower or such Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within one hundred and eighty days following the closing of the applicable Disposition; and (C) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of the greater of (1) $10,000,000 and (2) one percent (1%) of the Consolidated Total Assets (measured at the time of such designation), with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value; (n) any intercompany Disposition constituting or otherwise made in connection with or relating to any Permitted Reorganization reasonably necessary to effectuate such Permitted Reorganization; and (o) other Dispositions, so long as the aggregate fair market value (as reasonably determined by the Parent Borrower at the time of entry into any related definitive agreement) of all property Disposed of in reliance on this clause (o) shall not exceed the greater of (i) $25,000,000 and (ii) two percent (2.0%) of the Consolidated Total Assets (measured at the time of determination). Notwithstanding the foregoing, Dart shall not transfer or otherwise Dispose of any Material Mark except as permitted pursuant to Section 6.04(h). SECTION 6.05 Change in Nature of Business. The Parent Borrower shall not, and shall not permit any Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Parent Borrower and its Subsidiaries on the Effective Date. For the avoidance of doubt, the Parent Borrower and its Subsidiaries may engage in any line of business that is similar, ancillary, complementary or otherwise reasonably related to the business conducted by the Parent Borrower and its Subsidiaries on the Effective Date or that is a reasonable extension, development or expansion thereof. SECTION 6.06 Use of Proceeds. The Parent Borrower shall not, and shall not permit any Subsidiary to, permit the proceeds of any Borrowings or drawings under any Letter of Credit to be used, whether directly or, to the knowledge of the Parent Borrower or any Subsidiary, indirectly, to finance a Hostile Acquisition or for any purpose that entails a violation of Regulations U or X of the Board, or at any time permit the value of margin stock (within the meaning of Regulation U of the Board) held by the Parent Borrower and its Subsidiaries to exceed an amount equal to 25% of the value of all assets of the Parent Borrower and its Subsidiaries. SECTION 6.07 Financial Covenants. (a) Consolidated Net Leverage Ratio. The Parent Borrower shall not permit the Consolidated Net Leverage Ratio as of the last day of any Measurement Period to be greater than or equal to 3.75 to 1.00; provided that, notwithstanding the foregoing, in connection with any Permitted Acquisition (or series of related Permitted Acquisitions) having aggregate cash consideration (including cash, Cash Equivalents and other deferred payment obligations) in excess of $75,000,000, the Parent Borrower may, at its election, in connection with such Permitted Acquisition (or series of related Permitted Acquisitions) and upon prior written notice to the Administrative Agent, increase the maximum permitted Consolidated Net Leverage Ratio pursuant to this Section 6.07(a) by 0.25 to 1.00, which such increase shall be applicable (i) with respect to a Permitted Acquisition (or series of related Permitted Acquisitions) that is not a Limited Condition Acquisition, for the fiscal quarter in which such Permitted Acquisition (or the fiscal quarter in which the last related Permitted Acquisition) is consummated and the three (3) consecutive quarterly test periods thereafter or (ii) with respect to a Permitted Acquisition (or series of related Permitted Acquisitions) that is a Limited Condition Acquisition, for purposes of determining compliance on a pro forma basis with this Section 6.07(a) on the LCA Test Date, for the fiscal quarter in which such Permitted Acquisition (or the fiscal quarter in which the last related Permitted Acquisition) is consummated and for the three (3) consecutive quarterly test periods after which such Permitted Acquisition (or series of related Permitted Acquisitions) is consummated (each, a “Net Leverage Ratio Increase”); provided that (A) such increase shall apply solely with respect to compliance with this Section 6.07(a) and the definition of “Permitted Acquisition” and shall not apply to any other incurrence test set forth in this Agreement, (y) there shall be at least one full fiscal quarter following the cessation of each such Net Leverage Ratio Increase during which no Net Leverage Ratio Increase shall then be in effect and (z) there shall not be more than two Net Leverage Ratio Increases during the term of this Agreement. (b) Consolidated Interest Coverage Ratio. The Parent Borrower shall not permit the Consolidated Interest Coverage Ratio as of the end of any Measurement Period to be less than or equal to 3.00 to 1.00. SECTION 6.08 OFAC, Anti-Corruption Laws and Anti-Money Laundering Laws. (a) The Parent Borrower shall not, and shall not permit any Subsidiary to, directly or, to the knowledge of the Parent Borrower or any Subsidiary, indirectly use the proceeds of credit extensions hereunder (i) for any purpose which would violate any applicable Anti-Corruption Laws or any applicable Anti-Money Laundering Laws or (ii) to fund, finance or facilitate any activities, business or transaction of or with any Designated Person or in any Sanctioned Country, or otherwise in violation of applicable Sanctions. (b) The Parent Borrower shall not, and shall not permit any Subsidiary to, use funds or assets obtained directly or, to the knowledge of the Parent Borrower or any Subsidiary, indirectly from transactions with or otherwise relating to (i) Designated Persons or (ii) any Sanctioned Country, to pay or repay any amount owing to any Specified Party under any Loan Document. (c) The Parent Borrower shall not, and shall not permit any Subsidiary to, fail to (i) conduct its business in compliance in all material respects with applicable Anti-Corruption Laws, applicable

Anti-Money Laundering Laws and applicable Sanctions, (ii) maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws and applicable Anti-Money Laundering Laws or (iii) have controls and safeguards in place designed to prevent any proceeds of any extension of credit hereunder from being used contrary to the representations and undertakings set forth in Section 3.19 or 3.20 or this Section 6.08, respectively. SECTION 6.09 Restricted Payments. The Parent Borrower shall not, and shall not permit any Subsidiary to make, directly or indirectly, any Restricted Payments other than the following: (a) each Subsidiary may make Restricted Payments to the Parent Borrower and to any other Subsidiaries (and, in the case of a Restricted Payment by a non-Wholly Owned Subsidiary, to the Borrowers or any such other Subsidiaries and to each other owner of Equity Interests of such Subsidiary ratably according to their relative ownership interests of the relevant class of Equity Interests or as otherwise required by the applicable Organization Documents); (b) the Parent Borrower and each of its Subsidiaries may declare and make Restricted Payments payable solely in the form of Equity Interests of such Person (other than Disqualified Equity Interests); (c) the declaration (so long as there is not Event of Default under Section 7.01(a) or Section 7.01(f)) or payment of cash dividends on the Parent Borrower’s common Equity Interests in an amount not to exceed $0.50 per share in any fiscal quarter plus the payment of pro rata dividends on shares subject to issuance pursuant to outstanding option; (d) Restricted Payments in respect of the repurchase of Equity Interests in the Parent Borrower or any of its Subsidiaries that occur upon or in connection with the exercise of stock options or warrants or similar rights if such Restricted Payments represent a portion of the exercise price of such options or warrants or similar rights or tax withholding obligations with respect thereto; (e) the Parent Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other equity or benefit plans for management or employees of the Parent Borrower and the Subsidiaries in effect from time to time; (f) the Parent Borrower may repurchase Equity Interests upon the exercise of stock options, deferred stock units and restricted shares to the extent such Equity Interests represent a portion of the exercise price of such stock options, deferred stock units or restricted shares; (g) Restricted Payments (i) made in connection with the payment cash in lieu of fractional Equity Interests in connection with the exercise of warrants, options or other securities convertible into or exchangeable for shares of common stock in the Parent Borrower, any dividend, split or combination thereof or any Acquisition or other transaction permitted by the Loan Documents or (ii) to honor any conversion request by a holder of convertible Indebtedness and to make cash payments in lieu of fractional shares in connection therewith; (h) intercompany Restricted Payments (other than any Restricted Payment from the Parent Borrower) constituting or otherwise made in connection with or relating to any Permitted Reorganization reasonably necessary to effectuate such Permitted Reorganization; (i) repurchases of Equity Interests (i) deemed to occur on the exercise of options by the delivery of Equity Interests in satisfaction of the exercise price of such options or (ii) in consideration of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing), including deemed repurchases in connection with the exercise of stock options or the vesting of any equity awards; (j) payments or distributions to satisfy dissenters rights (including in connection with or as a result of the exercise of appraisal rights and the settlement of any claims or actions, whether actual, contingent or potential) pursuant to or in connection with a merger, consolidation, transfer of assets or other transaction permitted by the Loan Documents; (k) the repurchase, retirement or other acquisition or retirement for value of Equity Interests held by any Management Stockholder in an aggregate amount not to exceed the greater of (i) $5,000,000 and (ii) one-quarter of one percent (0.25%) of the Consolidated Total Assets; (l) redemptions in whole or in part of any of its Equity Interests for another class of its Equity Interests (other than Disqualified Equity Interests, except to the extent issued by the Parent Borrower to a Subsidiary) or with an amount not to exceed the proceeds from substantially concurrent (with 60 days always being deemed substantially concurrent) equity contributions or issuances of new Equity Interests of the Parent Borrower (other than Disqualified Equity Interests, except to the extent issued by the Parent Borrower to a Subsidiary); (m) so long as no Event of Default shall have occurred and be continuing at the time of declaration thereof, the Loan Parties may make additional Restricted Payments so long as, immediately before and immediately after giving Pro Forma Effect to any such Restricted Payments and any Indebtedness incurred in connection therewith, the Consolidated Net Leverage Ratio for the most recently completed Measurement Period is equal to or less than 3.25 to 1.00; and (n) so long as no Event of Default shall have occurred and be continuing at the time of declaration thereof, other Restricted Payments in an aggregate amount not to exceed the greater of (x) $25,000,000 and (y) two percent (2.0%) of Consolidated Total Assets (measured at the time of the making of such Restricted Payment). Payments or distributions of a Restricted Payment within 60 days after the date of declaration thereof shall be permitted under this Section 6.09 if at the date of declaration thereof such Restricted Payment would have been permitted under this Section 6.09. The amount of any Restricted Payment at any time shall be the amount of cash and Cash Equivalents and the fair market value of other property subject to the Restricted Payment at the time such Restricted Payment is made. SECTION 6.10 Investments. The Parent Borrower shall not, and shall not permit any Subsidiary to make or hold, directly or indirectly, any Investments other than the following: (a) Investments: (i) by the Parent Borrower or any of its Subsidiaries in the Parent Borrower or any other Subsidiary; provided that, to the extent such Investment constitutes Indebtedness incurred by a Loan Party from a non-Loan Party, such Indebtedness shall be subject to Section 6.02(b); and (ii) by the Parent Borrower or any Subsidiary in a Person, if as a result of such Investment (A) such Person becomes a Subsidiary or (B) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Parent Borrower or a Subsidiary; (b) Investments existing on the Effective Date or made pursuant to legally binding written contracts in existence on the Effective Date and any modification, replacement, renewal, reinvestment or extension of any of the foregoing; provided that the amount of any Investment permitted pursuant to this Section 6.10(b) is not increased from the amount of such Investment on the Effective Date except pursuant to the terms of such Investment as of the Effective Date or as otherwise permitted by another clause of this Section 6.10; (c) Permitted Acquisitions; (d) Investments (i) held by a Subsidiary acquired after the Effective Date or of a Person merged or consolidated with or into the Parent Borrower or merged or consolidated with or into a Subsidiary (or committed to be made by any such Person) to the extent that, in each case, such Investments or any such commitments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation and (ii) held by Persons that become Subsidiaries after the Effective Date, including Investments by Subsidiaries made or acquired (or committed to be made or acquired), to the extent that such Investments were not made or acquired (or committed to be made or acquired) in contemplation of, or in connection with, such Person becoming a Subsidiary; (e) [reserved]; (f) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests or the proceeds from the issuance thereof; (g) Investments in any joint venture in an aggregate outstanding amount not to exceed the greater of (i) $45,000,000 and (ii) three and one-half percent (3.5%) of the Consolidated Total Assets (measured at the time of such Investment); (h) loans or advances to any Company Person; (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes; (ii) in connection with such Person’s purchase of Equity Interests of the Parent Borrower; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Parent Borrower in cash; and (iii) for any other purpose; provided that either (A) no cash or Cash Equivalents are advanced in connection with such Investment or (B) the aggregate principal amount outstanding under this clause (iii) shall not exceed $5,000,000 as of the applicable date of determination; (i) Investments in Swap Contracts permitted under Section 6.02(n); (j) promissory notes and other Investments received in connection with Dispositions or any other transfer of assets not constituting a Disposition; (k) Investments in assets that are cash or Cash Equivalents;

(l) Investments consisting of extensions of trade credit or otherwise made in the ordinary course of business, including Investments consisting of endorsements for collection or deposit and trade arrangements with customers, vendors, suppliers, licensors and licensees; (m) Investments consisting of Liens, Indebtedness (including Guarantees), fundamental changes, Dispositions and Restricted Payments permitted under Sections 6.01, 6.02, 6.03, 6.04, and 6.09, respectively; (n) Investments (i) received in connection with the bankruptcy, workout, recapitalization or reorganization of, or in settlement of delinquent obligations of, or other disputes with, the issuer of such Investment or an Affiliate thereof, (ii) received in connection with the foreclosure of any secured Investment or other transfer of title with respect to any secured Investment in default, (iii) in satisfaction of judgments against other Persons, (iv) as a result of the settlement, compromise or resolutions of litigation, arbitration or other disputes with Persons who are not Affiliates and (v) received in satisfaction or partial satisfaction of trade credit and other credit extended in the ordinary course of business, including to vendors and suppliers; (o) advances of payroll and other payments to any Company Person in the ordinary course of business; (p) Investments consisting of purchases and acquisitions of inventory, supplies, material, services or equipment pursuant to joint marketing arrangements with other Persons; (q) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts and loans or advances made to distributors, vendors, suppliers, licensors and licensees; (r) Guarantees of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (s) Intercompany Investments reasonably necessary in connection with any Permitted Reorganization and the transactions related thereto or contemplated thereby; (t) Investments in connection with any deferred compensation plan or arrangement or other compensation plan or arrangement, including to a “rabbi” trust or to any grantor trust claims of creditors; (u) Investments made in connection with or to effect the Transactions; (v) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that such obligations and/or liabilities, as applicable, are permitted to remain unfunded under applicable law; (w) Investments in connection with intercompany cash management services, treasury arrangements and any related activities arising in the ordinary course of business and consistent with past practices or industry norm; (x) Investments consisting of (i) the licensing or contribution of IP Rights pursuant to joint marketing, collaborations or other similar arrangements with other Persons in the ordinary course and permitted under Section 6.14 and/or (ii) minority equity interests in customers received as part of fee arrangements or other commercial arrangements;

(y) the conversion to Qualified Equity Interests of any Indebtedness owed by the Parent Borrower or any Subsidiary; (z) the elimination or forgiving of intercompany balances in connection with intercompany restructurings (including dissolutions, liquidations and mergers) between or among the Parent Borrower and its Subsidiaries; (aa) Investments that do not exceed in the aggregate at any time outstanding the greater of (i) $25,000,000 and (ii) one and three-quarters percent (1.75%) of the Consolidated Total Assets (measured at the time of such Investment); and (bb) Investments not otherwise permitted pursuant to this Section; provided that, immediately before and immediately after giving Pro Forma Effect to any such Investments and any Indebtedness incurred in connection therewith, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Consolidated Net Leverage Ratio for the most recently completed Measurement Period is equal to or less than 3.75 to 1.00. If any Investment is made in any Person that is not a Subsidiary on the date of such Investment and such Person subsequently becomes a Subsidiary, such Investment shall thereupon be deemed to have been made pursuant to Section 6.10(a)(i) and to not have been made pursuant to any other clause set forth above. The amount of any Investment at any time shall be the amount of cash, Cash Equivalents and the fair market value of other property actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of any return, whether a return of capital, interest, dividend or otherwise, with respect to such Investment. For purposes of determining compliance with any Dollar-denominated (or percentage of Consolidated EBITDA, if greater) restriction on the making of Investments, the Dollar Equivalent of the Investment denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Investment was made. SECTION 6.11 Transactions with Affiliates. The Parent Borrower shall not and shall not permit any Subsidiary to enter into any transaction of any kind with any Affiliate of the Parent Borrower, involving aggregate consideration in excess of $5,000,000, other than the following: (a) transactions between or among the Parent Borrower or any of its Subsidiaries or any entity that becomes a Subsidiary as a result of such transaction; (b) transactions on terms substantially as favorable to the Parent Borrower or such Subsidiary as would be obtainable by the Parent Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate (as determined by the Parent Borrower in good faith); (c) transactions existing on the Effective Date and set forth on Schedule 6.11 or any amendment, modification or supplement thereto or replacement thereof, as long as such agreement or arrangement, as so amended, modified, supplemented or replaced, taken as a whole, is not materially more disadvantageous to the Parent Borrower any its Subsidiaries than the original agreement or arrangement in existence on the Effective Date (as determined by the Parent Borrower in good faith); (d) the Transactions and the payment of fees and expenses (including the transaction expenses) related to the Transactions on or about the Effective Date;

(e) employment and severance arrangements and confidentiality agreements among the Parent Borrower and its Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option, profits interest and other equity plans and employee benefit plans and arrangements; (f) the licensing of trademarks, copyrights or other intellectual property in the ordinary course of business to permit the commercial exploitation of such intellectual property between or among Affiliates and Subsidiaries of the Parent Borrower permitted under Section 6.14; (g) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Parent Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Parent Borrower and its Subsidiaries; (h) any agreement, instrument or arrangement as in effect as of the Effective Date or any amendment thereto (so long as any such amendment is not adverse to the Lenders in any material respect as compared to the applicable agreement as in effect on the Effective Date); (i) Restricted Payments permitted under Section 6.09 and Investments permitted under Section 6.10; (j) transactions in which the Parent Borrower or any of its Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an independent financial advisor stating that such transaction is fair to the Parent Borrower or the applicable Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 6.11 (without giving effect to the parenthetical phrase at the end thereof); (k) payments to or from, and transactions with, joint ventures, in the ordinary course of business; (l) transactions between the Parent Borrower or any of the Subsidiaries and any Person, a director of which is also a director of the Parent Borrower; provided, however, that such director abstains from voting as a director of the Parent Borrower on any matter involving such other person; (m) payments, loans (or cancellation of loans) or advances to employees or consultants that are (i) approved by a majority of the disinterested members of the board of directors of Parent Borrower in good faith, (ii) made in compliance with applicable law and (iii) otherwise permitted under this Agreement; (n) payments to satisfy their obligations to pay Taxes and other required amounts pursuant to any Tax sharing agreements among the Loan Parties and their Subsidiaries to the extent such Taxes and other required amounts are attributable to the ownership or operations of the Loan Parties and their Subsidiaries, provided that such Taxes and amounts shall be determined by reference to applicable Tax laws and on an arm’s length basis; and (o) intercompany transactions reasonably necessary constituting any part of a Permitted Reorganization.

SECTION 6.12 Junior Debt Prepayments; Amendments to Junior Financing Documentation. (a) The Parent Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, prepay, repay, redeem, purchase, defease or otherwise satisfy prior to the date that is one year before the scheduled maturity thereof any Indebtedness (“Junior Debt”) that is (i) unsecured, (ii) contractually subordinated in right of payment to the Obligations expressly by its terms or (iii) is secured by a Lien on the Collateral that is junior to the Lien securing the Obligations (any such prepayment, repayment, redemption, purchase, defeasance or satisfaction, a “Junior Debt Repayment”), other than the following: (i) Junior Debt Repayments with the proceeds of, or in exchange for, any other Indebtedness permitted to be incurred under Section 6.02 that is (A) (i) unsecured, (ii) contractually subordinated in right of payment to the Obligations expressly by its terms or (iii) is secured by a Lien on the Collateral that is junior to the Lien securing the Obligations; provided that, (x) the final maturity date of such Indebtedness shall not be earlier than the Latest Maturity Date, (y) such Indebtedness shall not be guaranteed by any person other than the Parent Borrower or any other Loan Party and (z) such Indebtedness shall not be secured by any Lien on assets of the Parent Borrower or any Subsidiary other than the Collateral; (ii) Junior Debt Repayments (A) made with Qualified Equity Interests, with the proceeds of an issuance of any Qualified Equity Interests or with the proceeds of a contribution to the capital of the Parent Borrower after the Effective Date that is not otherwise applied pursuant to this Agreement or (B) consisting of the conversion of any such Indebtedness to Qualified Equity Interests; (iii) Junior Debt Repayments of Indebtedness of the Parent Borrower or any of its Subsidiaries owed to the Parent Borrower or any of its Subsidiaries; (iv) [reserved]; (v) Junior Debt Repayments consisting of the payment of regularly scheduled interest and principal payments, payments of fees, expenses, penalty interest and indemnification obligations when due, other than payments prohibited by any applicable subordination provisions; (vi) Junior Debt Repayments consisting of a payment to avoid the application of Section 163(e)(5) of the Code; and (vii) Junior Debt Repayments in an aggregate amount not to exceed the greater of (i) $5,000,000 and (ii) one-quarter of one percent (0.25%) of the Consolidated Total Assets (determined as of the date of such repayment); and (viii) so long as no Event of Default shall have occurred and be continuing at the time of declaration thereof, the Loan Parties may make additional Junior Debt Repayments so long as, immediately before and immediately after giving Pro Forma Effect to any such Junior Debt Repayments and any Indebtedness incurred in connection therewith, the Consolidated Net Leverage Ratio for the most recently completed Measurement Period is equal to or less than 3.25 to 1.00. The amount of any Junior Debt Repayment at any time shall be the amount of cash, Cash Equivalents and the fair market value of other property used to make the Junior Debt Repayment at the time such Junior

Debt Repayment is made. So long as no Event of Default has occurred and is continuing, any Junior Debt Repayment may be made within 60 days of giving notice thereof if as of the date of such notice, such payment would have been permitted under this Section 6.12. (b) The Parent Borrower will not, and will not permit any Subsidiary to, amend or modify any financing documentation governing Junior Debt, in each case if the effect of such amendment or modification is materially adverse to the Lenders. SECTION 6.13 Restrictive Agreements. The Parent Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into any agreement, instrument, deed or lease that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon the Collateral, for the benefit of the Secured Parties with respect to the Obligations or under the Loan Documents, other than the following: (a) restrictions and conditions imposed by (1) requirements of law, (2) any Loan Document, and (3) any documentation governing Indebtedness incurred pursuant to Section 6.01(a), 6.02(d), 6.02(g), 6.02(h), 6.02(j) and/or 6.02(k); (b) customary restrictions and conditions existing on the Effective Date and any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition; (c) restrictions disclosed to the Administrative Agent prior to the Effective Date and any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition; (d) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted by Section 6.10 and applicable solely to such joint venture and entered into in the ordinary course of business; (e) restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets pending such sale; provided that such restrictions and conditions apply only to the Subsidiary or assets that is or are to be sold and such sale is permitted hereunder; (f) customary provisions in leases, licenses and other contracts restricting the assignment thereof; (g) customary restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent such restriction applies only to the property securing such Indebtedness; (h) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary that is not a Loan Party (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary and the restriction or condition set forth in such agreement does not apply to the Parent Borrower or any of its Subsidiaries; (i) restrictions or conditions in any Indebtedness permitted pursuant to Section 6.01 that is incurred or assumed by Subsidiaries that are not Loan Parties to the extent such restrictions or conditions are no more restrictive in any material respect than the restrictions and conditions in the Loan Documents or, in the case of Indebtedness that is unsecured, contractually subordinated or secured on a junior lien basis to the Obligations, are market terms at the time of issuance and are imposed solely on such Subsidiary and its Subsidiaries; (j) customary restrictions on cash (or any investment permitted under this agreement) or other deposits imposed by agreements entered into in the ordinary course of business; (k) customary restrictions contained in leases, subleases, licenses, sublicenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate only to the assets subject thereto; (l) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Parent Borrower or any Subsidiary; (m) any restrictions that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, so long as such obligations were not entered into in contemplation of such Person becoming a Subsidiary or binding with respect to any asset at the time such asset was acquired; (n) [reserved]; (o) customary provisions (including provisions limiting the Disposition, distribution or encumbrance of assets or property) included in sale leaseback agreements or other similar agreements; and (p) customary net worth provisions contained in real property leases entered into by Subsidiaries, so long as the Parent Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Parent Borrower and its Subsidiaries to meet their ongoing obligations. SECTION 6.14 Dart. (a) Dart shall not transfer or otherwise Dispose of Collateral, except as permitted by Section 8 of the Dart Security Agreement or Section 6.04(h) and (b) the Parent Borrower shall not Dispose of or pledge the Equity Interests in Dart, in each case, other than Liens permitted by Section 6.01(a) or 6.01(c). SECTION 6.15 Accounting Changes; Organizational Documents. (a) The Parent Borrower shall not change its Fiscal Year end, or make (without the consent of the Administrative Agent) any material change in its accounting treatment and reporting practices except as required by GAAP. (b) The Parent Borrower shall not, and shall not permit any Subsidiary to, amend, modify or change its Organization Documents in any manner materially adverse to the rights or interests of the Lenders.

ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur: (a) Non-Payment. The Parent Borrower or any other Loan Party (i) fails to pay when and as required to be paid herein any amount of principal of any Loan or any reimbursement obligation in respect of any LC Disbursement or to deposit when and as required to be deposited herein any cash collateral amount due pursuant to Section 2.05(j) or (ii) fails to pay within five Business Days after the same becomes due, any interest on any Loan or on any LC Disbursement, or any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; (b) Specific Covenants. The Parent Borrower fails to perform or observe any covenant or agreement contained in any of Section 5.03(a), 5.05(a) (with respect to legal existence of the Parent Borrower, any Subsidiary Borrower or Dart), 5.11, 5.13, 5.20 or Article VI; (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 7.01(a) or 7.01(b)) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (i) notice of such default shall have been given to the Parent Borrower by the Administrative Agent and (ii) a Responsible Officer of any Loan Party shall have actual knowledge of such failure; (d) Representations and Warranties. Any representation, warranty or certification made or deemed made by or on behalf of the Parent Borrower or any other Loan Party herein, in any other Loan Document or in any document delivered in connection herewith or therewith shall be incorrect in any material respect (other than in respect of any representation or warranty that is subject to a Material Adverse Effect qualifier, in which case, such representation or warranty shall be incorrect as stated and so qualified) when made or deemed made, except with respect to any representation or warranty to the extent incorrect solely as to Subsidiaries that are not Material Subsidiaries; (e) Cross-Default. (i) The Parent Borrower or any of its Subsidiaries (A) fails (other than as a result of an administrative funds transmission problem beyond the Parent Borrower’s control which is remedied within two Business Days) to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that this clause (i) shall not apply to (x) any secured Indebtedness that becomes due as a result of the voluntary Disposition of assets securing such Indebtedness or (y) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, defeasance or redemption thereof, or any refinancing thereof, not prohibited under this Agreement; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Parent Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Parent Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; (f) Insolvency Proceedings, Etc. Any Loan Party or any Material Subsidiary institutes or consents to the institution of any proceeding, procedure, step or action under any Debtor Relief Law, or makes a general assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, judicial manager, examiner, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, examiner, rehabilitator, visitador, conciliador, síndico or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding. Without limiting the generality of the aforementioned, in relation to the Swiss Subsidiary Borrower, the (insolvency) terms referred to above shall include any steps and actions under Swiss law which are analogous to those described above, in particular, without limitation, in respect of the following proceedings: “Zahlungsunfähigkeit” (inability to pay its debts), “Zahlungseinstellung” (suspending making payments), “hälftiger Kapitalverlust or Überschuldung” within the meaning of art. 725 of the Swiss Code of Obligations (half of the share capital and the legal reserves not covered; over-indebtedness, i.e. liabilities not covered by the assets), duty of filing of the balance sheet with the judge due to over-indebtedness or insolvency pursuant to art. 725a of the Swiss Code of Obligations, “Nachlassverfahren” (composition with creditors) including in particular “Nachlassstundung” (moratorium) and proceedings regarding “Nachlassvertrag” (composition agreements) and “Notstundung” (emergency moratorium), “Fälligkeitsaufschub” (postponement of maturity of indebtedness) and actions for “Auflösung / Liquidation” (dissolution/liquidation); (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Material Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment (including a conservatoir beslag and executoriaal beslag) or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; (h) Judgments. There is entered against the Parent Borrower or any of its Subsidiaries (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by (A) independent third-party insurance as to which the insurer is financially sound, has been notified of the potential claim and does not dispute coverage, or (B) an indemnity by Mondelēz International, Inc. (successor to Kraft Foods, Inc.) (the “Applicable Indemnitor”), as applicable, pursuant to a legally binding agreement then in full force and effect as to which the Parent Borrower shall have made a claim for indemnification from the Applicable Indemnitor in accordance with the applicable agreement and the Applicable Indemnitor does not dispute such claim or its obligations to indemnify), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect;

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Parent Borrower or any of its Subsidiaries under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Parent Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; (j) Foreign Benefits Plans. The occurrence of any of the following events, where such events individually or in the aggregate with all other events in this Section 7.01(j), could reasonably be expected to have a Material Adverse Effect: (i) any employer or employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan are not made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is not sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; or (iii) any Foreign Plan required to be registered is not registered or is not maintained in good standing with applicable regulatory authorities; (k) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; (l) Change of Control. There occurs any Change of Control; (m) Declared company. The Parent Borrower or any other Loan Party is declared by the Minister for Finance of Singapore to be a company to which Part IX of the Companies Act, Chapter 50 of Singapore applies; or (n) Collateral. (i) With respect to the Collateral (as defined in the Dart Security Agreement) at any time prior to the release of the Lien on such Collateral in accordance with the terms of the Dart Security Agreement: (A) any Significant Collateral Security Failure Event with respect to the United States exists and is continuing; (B) any Significant Collateral Security Failure Event with respect to two Material Foreign Jurisdictions exists and is continuing; or (C) the Parent Borrower or Dart asserts, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable and, in the case of any such assertion by Dart, the Parent Borrower fails to cause Dart to rescind such assertions within 10 days after the Parent Borrower has actual knowledge of such assertions; provided that the Parent Borrower’s or Dart’s assertion that a security interest is invalid or unenforceable is not based on a change of law in the jurisdiction that results in the jurisdiction not permitting the granting, recordation or perfection of security interests in the Collateral (as defined in the Dart Security Agreement); or (ii) with respect to the Collateral, any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by the Parent Borrower or any Subsidiary Guarantor not to be, a valid and perfected Lien on any material Collateral, with the priority required by the applicable Security Document, except as a result of (A) a Disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (B) the release thereof as provided in the applicable Security Document or Section 9.17 or (C) as a result of the Administrative Agent’s failure (x) to maintain possession of any stock certificate, promissory note or other instrument delivered to it under any Security Document or (y) to file Uniform Commercial Code (or equivalent) continuation statements; then, and in every such event (other than an event with respect to any Borrower described in clause (f) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may with the consent, and shall at the request, of the Required Lenders, by notice to the Parent Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding), in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately and (iii) require the deposit of cash collateral in respect of LC Exposure as provided in Section 2.05(j), in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to any Borrower described in clause (f) of this Section 7.01, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable and the deposit of cash collateral in respect of LC Exposure as provided in Section 2.05(j) shall immediately and automatically become due, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. SECTION 7.02 CAM Exchange. (a) On the CAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Section 7.01, (ii) each Global Tranche Lender shall become obligated to fund, within one Business Day, all participations in outstanding Swingline Loans held by it (it being agreed that the CAM Exchange shall not result in a reallocation of such funding obligations, but only of the funded participations resulting therefrom), (iii) the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that, in lieu of the interests of each Lender in the particular Designated Obligations that it shall own as of such date and prior to the CAM Exchange, such Lender shall own an interest equal to such Lender’s CAM Percentage in each of the Designated Obligations and (iv) the principal amount of each Loan and LC Disbursement denominated in a Foreign Currency shall automatically and without any further action required, be converted into Dollars determined using the Exchange Rates calculated as of the CAM Exchange Date, equal to the Dollar Equivalent of such amount and on and after such date all amounts accruing and owed to any Lender in respect of such Obligations shall accrue and be payable in Dollars at the rates otherwise applicable hereunder. Each Lender and each Person acquiring a participation from any Lender as contemplated by Section 9.04 hereby consents and agrees to the CAM Exchange. Each of the Lenders agrees from time to time to execute and deliver to the Administrative Agent all such instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it hereunder to the Administrative Agent; provided that the failure to execute and deliver any such instrument or document shall not affect the validity or effectiveness of the CAM Exchange. It is acknowledged and agreed that the foregoing provisions of this paragraph and paragraphs (b) and (c) of this Section 7.02 reflect an agreement entered into solely among the Lenders (and not any Borrower or other Loan Party) and the consent of any Borrower or any other Loan Party shall not be required to give effect to the CAM Exchange or with respect to any action taken by the Lenders or the Administrative Agent pursuant to such provisions.

(b) As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of the Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment or distribution to the extent required by paragraph (c) of this Section 7.02), but giving effect to assignments after the CAM Exchange Date, it being understood that nothing herein shall be construed to prohibit the assignment of a proportionate part of all an assigning Lender’s rights and obligations in respect of a single Class of Loans. (c) In the event that, after the CAM Exchange Date, the aggregate amount of the Designated Obligations shall change as a result of the making of an LC Disbursement by an Issuing Bank that is not reimbursed by a Borrower, then (i) each Global Tranche Lender (determined as of the CAM Exchange Date but without giving effect to the CAM Exchange) shall, in accordance with Sections 2.05(d) and 2.05(e), promptly pay to such Issuing Bank an amount determined in accordance with such Sections on the basis of such Global Tranche Lender’s Global Tranche Percentage (determined as of the CAM Exchange Date but without giving effect to the CAM Exchange) of the amount due from the Applicable Borrower in respect of such LC Disbursement, (ii) the Administrative Agent shall redetermine the CAM Percentages after giving effect to such LC Disbursement and the funding of participations therein by the Global Tranche Lenders, and the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that each Lender shall own an interest equal to such Lender’s CAM Percentage in each of the Designated Obligations and (iii) in the event distributions shall have been made in accordance with paragraph (b) of this Section 7.02, the Lenders shall make such payments to one another as shall be necessary in order that the amounts received by them shall be equal to the amounts they would have received had each LC Disbursement been outstanding immediately prior to the CAM Exchange. Each such redetermination shall be binding on each of the Borrowers and Lenders and their successors and assigns and shall be conclusive absent manifest error. (d) Nothing in this Section 7.02 shall prohibit the assignment by any Lender of interests in some but not all of the Designated Obligations held by it after giving effect to the CAM Exchange; provided, that in connection with any such assignment such Lender and its assignee shall enter into an agreement setting forth their reciprocal rights and obligations in the event of a redetermination of the CAM Percentages as provided in the immediately preceding paragraph (c). SECTION 7.03 Application of Funds. After the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable and the LC Exposure has automatically been required to be cash collateralized as set forth in Section 2.05(j)), any amounts received by the Administrative Agent on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities and expenses (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article II) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees (other than commitment fees and letter of credit fees payable to the Revolving Lenders), indemnities and expenses payable to the Lenders and the Issuing Banks (including fees, charges and disbursements of counsel to any Lender and any Issuing Bank and amounts payable under Article II), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid commitment fees, letter of credit fees and interest on the Loans, LC Disbursements and other

Obligations, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause Third payable to them; Fourth, (a) to payment of that portion of the Obligations constituting unpaid principal of the Loans, LC Disbursements, Designated Cash Management Obligations and Designated Swap Obligations and (b) to the Administrative Agent for the account of the Issuing Banks, to cash collateralize that portion of the Obligations comprised of the aggregate undrawn amount of outstanding Letters of Credit in an amount as set forth in Section 2.05(j), ratably among the Lenders, the Issuing Banks and the other holders of such obligations, in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to payment of all other Obligations in favor of any Lender, any Issuing Bank or any other Secured Party, ratably to each such Lender, such Issuing Bank or such Secured Party in proportion to the respective amounts described in this clause Fifth held by them; Last, the balance, if any, after all of the Obligations (other than contingent obligations for indemnification, expense reimbursement or tax or yield protection as to which no claim has been made) have been paid in full, to the Borrowers or as otherwise required by law. Subject to Section 2.05, amounts used to cash collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01 Administrative Agent. Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Person named as the Administrative Agent in the heading of this Agreement and its successors and permitted assigns as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. In addition, for Mexican law purposes, each of the Lenders and the Issuing Banks hereby grants to the Person named as the Administrative Agent in the heading of this Agreement and its successors and permitted assigns, as Administrative Agent, a comisión mercantil con representación in accordance with Articles 273, 274, and other applicable articles of the Commerce Code of Mexico (Código de Comercio) to act on its behalf as its agent in connection with this Agreement and the other Loan Documents, on the terms and for the purposes set forth in this Agreement and the other Loan Documents. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Parent Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder without any duty to account therefor to the Lenders or the Issuing Banks. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein, and the Administrative Agent’s duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02), provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose it to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent Borrower or any of its Subsidiaries or other Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Parent Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, including with respect to the existence and aggregate amount of any Designated Cash Management Obligations or Designated Swap Obligations at any time, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in this Agreement or any other Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also may rely upon, and shall not incur any liability for relying upon, any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan or any issuance, amendment, renewal or extension of any Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank, as the case may be, unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank, as the case may be, prior to the making of such Loan or such issuance, amendment, renewal or extension of a Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Parent Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any liability arising from, or be responsible for any loss, cost or expense suffered on account of, any determination by the Administrative Agent (a) that any Lender is a Defaulting Lender, or the effective date of such status, it being further understood and agreed that the Administrative Agent shall not have any obligation to determine whether any Lender is a Defaulting Lender, (b) of the Exchange Rate or of the CAM Percentages, (c) of whether the Required Lenders or any other requisite Lenders shall have consented to any amendment, waiver or other modification of any Loan Document, and shall be entitled to rely, and shall not incur any liability for relying, on the records maintained by it as contemplated by Section 9.04(e) and (d) as contemplated by the definition of the term “Additional Guarantee and Collateral Requirement” or by Section 5.15. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. The Administrative Agent may perform any and all its duties and exercise its rights and powers under any Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any of its sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Subject to the terms of this paragraph, the Administrative Agent may resign at any time from its capacity as such. In connection with such resignation, the Administrative Agent shall give notice of its intent to resign to the Lenders, the Issuing Banks and the Parent Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Parent Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations, hereunder and under the other Loan Documents. The fees payable by the Parent Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Parent Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing

Banks and the Parent Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, provided that solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the retiring Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the retiring Administrative Agent for the account of any Person other than the retiring Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the retiring Administrative Agent shall also directly be given or made to each Lender and Issuing Bank. After the Administrative Agent’s resignation hereunder, the provisions of this Article VIII and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above. Notwithstanding anything to the contrary contained herein, in no event shall any such successor Administrative Agent be a Defaulting Lender or a Disqualified Institution. Each Lender and each Issuing Bank expressly acknowledges that none of the Administrative Agent, any Arranger or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, any Arranger or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Parent Borrower and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, any Arranger or any of their respective Related Parties to any Lender, any Issuing Bank or any other Secured Party as to any matter, including whether the Administrative Agent, any Arranger or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and each Issuing Bank expressly acknowledges, represents and warrants to the Administrative Agent and the Arrangers that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Parent Borrower and its Subsidiaries or Affiliates, all applicable bank or other regulatory applicable laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender and each Issuing Bank also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Parent Borrower and its Subsidiaries or Affiliates and (ii) it will not assert any claim in contravention of this Section 8.01. Each Lender, by delivering its signature page to this Agreement, by delivering a signature page to an Incremental Amendment, or by delivering its signature page to an Assignment and Assumption or any other document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent on the Effective Date. In case of the pendency of any proceeding with respect to any Loan Party under any Debtor Relief Law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.11, 2.12, 2.14, 2.15, 2.16 and 9.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each Issuing Bank (and shall be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have been authorized by each other Secured Party) to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Except with respect to the exercise of setoff rights of any Lender or any Issuing Bank in accordance with Section 9.08 (or any similar provision in any other Loan Document) or with respect to a Lender’s or an Issuing Bank’s right to file a proof of claim in any proceeding under any Debtor Relief Law, no Secured Party (other than the Administrative Agent) shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations provided under the Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent (including in its capacity as the security trustee), in each case, on behalf of the Secured Parties in accordance with the terms thereof. In furtherance of the foregoing and not in limitation thereof, no Swap Contract and no agreement relating to Cash Management Services, in each case, the obligations under which constitute Obligations will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is not a party hereto shall be deemed to have appointed the

Administrative Agent to serve as collateral agent (or a security trustee) under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. Each Secured Party holding any Designated Cash Management Obligations or Designated Swap Obligations acknowledges that such Obligations shall have the benefit of the Liens provided under the Security Documents, and shall be entitled to any distributions in respect of the Collateral, in each case, solely to the extent that such Obligations constitute Designated Cash Management Obligations or Designated Swap Obligations. It is understood and agreed that the availability of benefits of the Collateral to any Secured Party that is not a party hereto is made available on an express condition that, and is subject to, such Secured Party not asserting that it is not bound by the appointments and other agreements expressed in this Article VIII or in Section 9.21 to be made, or deemed herein to be made, by such Secured Party. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. No Arranger and no Person identified in this Agreement as a “Documentation Agent” or a “Syndication Agent” shall have any obligation, liability, responsibility or duty under this Agreement or any other Loan Document (except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank), but all such Persons shall have the benefit of the indemnities and exculpatory provisions provided for hereunder or thereunder. Without limiting the foregoing, the Lenders and the Arrangers are arms-length counterparties and none of such Lenders or Arrangers shall have or be deemed to have a fiduciary relationship with any Lender or Arranger. The Administrative Agent shall be permitted from time to time to designate one of its Affiliates to perform the duties to be performed by the Administrative Agent hereunder with respect to Loans and Borrowings denominated in Foreign Currencies. The provisions of this Article VIII shall apply to any such Affiliate, mutatis mutandis. SECTION 8.02 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in (a) accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that none of the Administrative Agent, any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 8.03 Erroneous Payments. (a) Each Lender, each Issuing Bank, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Bank or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 8.03(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.04 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 8.03 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Parent Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Parent Borrower or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 8.03 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 8.03 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE IX MISCELLANEOUS SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone and subject to paragraph (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax (or by other means agreed to by the Administrative Agent), as follows: (i) if to the Parent Borrower and/or any Subsidiary Borrower, to it at 14901 South Orange Blossom Trail, Orlando, Florida 32837, Attention of Treasurer (Fax No. (407) 826- 4510, email: SandraHarris@tupperware.com); (ii) if to the Administrative Agent or to Wells Fargo, in its capacity as an Issuing Bank or the Swingline Lender, to Wells Fargo Bank, National Association, MAC D1109- 019; 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28262; Attention: Syndication Agency Services; Facsimile: (844) 879-5899; and (iii) if to any Lender or other Issuing Bank, to it at its address (or fax number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Electronic Systems, to the extent provided in paragraph (b) of this Section 9.01, shall be effective as provided in such paragraph (b). (b) Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Parent Borrower (on behalf of itself and the other Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Electronic System shall be deemed received upon the deemed receipt by the intended recipient, at its e- mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (d) Any party hereto may change its address, e-mail or fax number for notices and other communications hereunder by notice to the other parties hereto (or, with respect to the Parent Borrower, by notice to the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. (e) The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make Communications available to the Issuing Banks and the other Lenders by posting the Communications on Debt Domain, Intralinks, SyndTrak, ClearPar or any other Electronic System. Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of any Electronic System and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. Although the Electronic Systems are secured pursuant to generally-applicable security procedures and policies implemented or modified by the Agent Parties, each Loan Party, each Lender and each Issuing Bank acknowledges and agrees that distribution of information through an electronic means is not necessarily secure in all respects, the Agent Parties are not responsible for approving or vetting the representatives, designees or contacts of any Lender or any Issuing Bank that are provided access to any such Electronic System and that there may be confidentiality and other risks associated with such form of distribution. Each Loan Party, each Lender and each Issuing Bank understands and accepts such risks. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any other Loan Party, any Lender, any Issuing Bank or any other Person for damages of any kind, including without limitation direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise), arising out of the Loan Parties’ or the Administrative Agent’s transmission of Communications through an Electronic System, except, as to any Agent Party, to the extent that any such direct damages (as opposed to indirect, special, incidental or consequential damages) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party. (f) The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Parent Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested.

SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in paragraph (c) of this Section 9.02, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent Borrower, the Subsidiary Borrowers and the Required Lenders or by the Parent Borrower, the Subsidiary Borrowers and the Administrative Agent, with the consent of the Required Lenders, and in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase or extend the Commitment of any Lender (or reinstate any Commitment that has been terminated pursuant to the terms hereof) or increase the amount of Loans of any Lender, in any case, or change the currency in which Loans are available thereunder, without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement, reduce the rate of interest thereon or reduce any fees payable hereunder without the written consent of each Lender affected thereby (other than any waiver of any default interest applicable pursuant to Section 2.12 and other than as a result of any change in the definition, or in any components thereof, of the term “Consolidated Leverage Ratio”), (iii) postpone the scheduled final maturity of any Loan or the scheduled date of payment of the principal amount of any Loan or LC Disbursement (it being understood that a waiver of a mandatory prepayment under Section 2.10(b)(ii) shall only require the consent of the Required Term Lenders), or any interest thereon, or any fees payable hereunder or reduce the amount of, waive or excuse any such payment, or postpone the final permitted expiry date of any Letter of Credit beyond the Revolving Maturity Date or the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.10, Section 2.17(b) or 2.17(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.10 or Section 7.03, without the written consent of each Lender, (vi) change Section 7.02 without the written consent of each Lender, (vii) change any of the provisions of this paragraph or the percentage set forth in the definition of “Required Lenders”, “Required Revolving Lenders” or “Required Term Lenders” or any other provision hereof or any other Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), provided that, with the consent of the Required Lenders, the provisions of this paragraph and the definition of the term “Required Lenders” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans), (viii) release the Parent Borrower from the Parent Guaranty without the written consent of each Lender, (ix) release Dart from the Master Guaranty Agreement without the written consent of each Lender, (x) release substantially all of the Collateral (as defined in the Dart Security Agreement) from the Liens of the Dart Security

Agreement without the written consent of each Lender, (xi) release substantially all of the value of the Guarantees created under the Master Guaranty Agreement without the written consent of each Lender (except as expressly provided in Section 9.17 or the Master Guaranty Agreement), it being understood that an amendment or other modification of the type of obligations Guaranteed under the Master Guaranty Agreement shall not be deemed to be a release of any Guarantee, (xii) release all or substantially all the Collateral (as defined in the Master Collateral Agreement) from the Liens of the Security Documents without the written consent of each Lender (except as expressly provided in Section 9.17 or the applicable Security Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Security Documents)), it being understood that an amendment or other modification of the type of obligations secured by the Security Documents shall not be deemed to be a release of the Collateral from the Liens of the Security Documents, (xiii) (A) subordinate the obligations of the Parent Borrower under the Parent Guaranty, (B) subordinate the obligations of Dart under the Master Guaranty Agreement, (C) subordinate substantially all of the Collateral (as defined in the Dart Security Agreement) from the Liens of the Dart Security Agreement, (D) subordinate substantially all of the value of the Guarantees created under the Master Guaranty Agreement or (E) subordinate all or substantially all the Collateral (as defined in the Master Collateral Agreement) from the Liens of the Master Collateral Agreement, in each case without the written consent of each Lender, unless (1) in connection with a debtor-in-possession financing that does not provide for the “roll up” of any existing obligations or use of cash collateral in any proceeding under any Debtor Relief Law or (2) in any case of clauses (A) through (E) above, each adversely affected Lender has been offered a reasonable bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender and calculated immediately prior to any applicable amendment or incurrence of senior Indebtedness) of the priming Indebtedness on the same terms (other than bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the priming Indebtedness and to the extent such adversely affected Lender decides to participate in the priming Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the priming Indebtedness afforded to the providers of the priming Indebtedness (or any of their Affiliates) in connection with providing the priming Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the priming Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five (5) Business Days; provided that (x) any Lender may designate any of its Affiliates to provide such priming Indebtedness on its behalf with the existing Obligations of such Lender being treated, for purposes hereof, as though such Lender had provided such priming Indebtedness itself and (y) for the avoidance of doubt and notwithstanding anything to the contrary in this clause (xiii), any such subordination shall remain subject to the consent of the Required Lenders as set forth in Section 9.02(b), (xiv) amend, modify or waive the definition of “Collateral Release Event”, “Collateral Reinstatement Event”, “Collateral Release Period” or Section 5.17 in any manner that adversely affects the Lenders without the written consent of each Lender, (xv) (1) amend, modify or waive Section 4.02 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Lenders of any Class (pursuant to, in the case of any such amendment to a provision hereof other than Section 4.02, any substantially concurrent request by any Borrower for a borrowing of Revolving Loans any of any Class or issuance of Letters of Credit) to make Revolving Loans of such Class when such Revolving Lenders would not otherwise be required to do so, (2) increase the amount which the Subsidiary Borrowers are permitted to borrow under Section 2.01, (3) increase the maximum amount of Swingline Exposure permitted under Section 2.04(a) or (4) increase the maximum amount of LC Exposure permitted under Section 2.05(b), in each case without the written consent of the Required Revolving Lenders, (xvi) amend the definition of “Currency” or the definition of “Foreign Currency”, without the written consent of each Revolving Lender or (xvii) change any provisions of this Agreement in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders representing a Majority in Interest of each differently affected Class; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder or under the other Loan Documents without the prior written consent of the Administrative Agent, the applicable Issuing Bank or the Swingline Lender, as the case may be. (c) Notwithstanding anything to the contrary in paragraph (b) of this Section 9.02: (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Parent Borrower, the Subsidiary Borrowers and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least five Business Days’ prior written notice thereof (together with a copy thereof) and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; (ii) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of paragraph (b) of this Section 9.02 and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or other modification; (iii) any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties hereunder or thereunder of the Lenders of one or more Classes (but not the Lenders of any other Class) may be effected by an agreement or agreements in writing entered into by the Parent Borrower, the Subsidiary Borrowers, the Administrative Agent and the requisite number or percentage in interest of the affected Class or Classes of Lenders that would be required to consent thereto under this Section 9.02 if such Class or Classes of Lenders were the only Class of Lenders hereunder at the time; (iv) this Agreement and the other Loan Documents may be amended in the manner provided in Section 2.05(i) and the term “LC Commitment”, as such term is used in reference to any Issuing Bank, may be modified as contemplated by the definition of such term; (v) the Administrative Agent (and, if applicable, the Parent Borrower) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 2.13(c) in accordance with the terms of Section 2.13(c); (vi) the Administrative Agent may, without the consent of any Secured Party, (A) consent to a departure by the Parent Borrower or any Subsidiary Guarantor from any covenant of such Loan Party set forth in this Agreement or any other Loan Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Additional Guarantee and Collateral Requirement” or (B) amend, waive or otherwise modify any provision in any Security Document, or consent to a departure by the Parent Borrower or any Subsidiary Guarantor therefrom, to the extent the Administrative Agent determines that such amendment, waiver, other modification or consent is necessary in order to eliminate any conflict between such provision and the terms of this Agreement; and

(vii) no amendment, waiver or other modification of this Agreement or any other Loan Document which is in all other respects approved by the Lenders in accordance with this Section 9.02 shall require the consent or approval of any Lender (A) which immediately after giving effect to such amendment, waiver or other modification shall have no Commitment or other obligation to maintain or extend credit under this Agreement (as so amended, waived or modified), including any obligation in respect of any drawing under or participation in any Letter of Credit, and (B) which, substantially contemporaneously with the effectiveness of such amendment, waiver or other modification, is paid in full all amounts owing to it hereunder (including principal, interest and fees, but excluding unmatured contingent obligations), it being understood that from and after the effectiveness of any such amendment, waiver or other modification, any such Lender shall be deemed to no longer be a “Lender” hereunder or a party hereto; provided, that such Lender shall retain the benefit of indemnification and other provisions hereof which, by the terms hereof, would survive a termination of this Agreement. (d) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.02 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. (e) Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Parent Borrower and the Administrative Agent), to (x) amend and restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents and (y) enter into amendments or modifications to this Agreement (including amendments to this Section 9.02) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 2.20 (including as applicable, (1) to permit the Incremental Increases to share ratably in the benefits of this Agreement and the other Loan Documents, (2) to include an Incremental Increase, as applicable, in any determination of (i) Required Lenders, Required Revolving Lenders or Required Term Lenders, as applicable, or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s applicable Commitment Percentage, in each case, without the written consent of such affected Lender and (3) to make amendments to any outstanding tranche of Term Loans to permit any Incremental Term Commitments and Incremental Term Loans to be “fungible” (including for purposes of the Code) with such tranche of Term Loans, including increases in the Applicable Margin or any fees payable to such outstanding tranche of Term Loans or providing such outstanding tranche of Term Loans with the benefit of any call protection or covenants that are applicable to the proposed Incremental Term Commitments or Incremental Term Loans; provided that any such amendments or modifications to such outstanding tranche of Term Loans shall not directly adversely affect the Lenders holding such tranche of Term Loans without their consent. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Parent Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates (which, in the case of this clause (i), shall be limited to a single U.S. counsel, a single local counsel in the jurisdiction of incorporation or organization of any Subsidiary Borrower and, if reasonably necessary, a single local counsel in each other relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions)), in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any other Loan Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. For the avoidance of doubt, this Section 9.03(a) shall not apply with respect to Taxes, which shall be governed by Sections 2.14 and 2.16. (b) The Parent Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related reasonable and documented out-of- pocket expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (which shall be limited to a single U.S. counsel to all Indemnitees taken as a whole, a single local counsel to all Indemnitees taken as a whole in the jurisdiction of incorporation or organization of any Subsidiary Borrower and, if reasonably necessary, a single local counsel to all Indemnitees taken as a whole in each other relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions), and in the case of an actual or perceived conflict of interest, a single U.S. counsel to all affected Indemnitees (similarly situated taken as a whole), a single local counsel to all affected Indemnitees similarly situated taken as a whole in the jurisdiction of incorporation or organization of any Subsidiary Borrower and, if reasonably necessary, a single local counsel to all affected Indemnitees similarly situated taken as a whole in each other relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions)), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the syndication of the credit facilities provided for herein, the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transaction or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent Borrower or any of its Subsidiaries (excluding with regard to any Hazardous Materials first present on any property after the Parent Borrower and any of its Subsidiaries no longer have possession or control of such property), or any Environmental Liability related in any way to the Parent Borrower or any of its Subsidiaries (or any former Subsidiary), or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether initiated against or by any party to this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties, (y) result from a claim brought by a Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s funding obligations hereunder or under any other Loan Document, if such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of the Parent Borrower or any Subsidiary and that is brought by an Indemnitee against another Indemnitee (other than against the Administrative Agent, any Arranger or any other titled Person in its capacity or in fulfilling its role as such). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (c) To the extent that the Parent Borrower fails to pay any amount required to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section 9.03, each Lender severally agrees to pay to the Administrative Agent (or such sub- agent thereof), the applicable Issuing Bank or the Swingline Lender, as the case may be, such Lender’s ratable share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought by reference to the aggregate outstanding Commitments (or, if the Commitments have terminated, aggregate Credit Exposure, provided that, solely for the purposes of this paragraph, the Global Tranche Revolving Credit Exposure of the Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Global Tranche Percentage of the total Swingline Exposure, but adjusted to give effect to any reallocation under Section 2.19 of the Swingline Exposures of Defaulting Lenders in effect at such time)) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent thereof), the applicable Issuing Bank or the Swingline Lender in its capacity as such; provided that with respect to such unpaid amounts owed to any Issuing Bank or Swingline Lender solely in its capacity as such, only the Global Tranche Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Global Tranche Lenders’ Global Tranche Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if such Commitment has been reduced to zero as of such time, determined immediately prior to such reduction). (d) To the extent permitted by applicable law, each Loan Party shall not assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet and Electronic Systems), except to the extent such damages are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (ii) for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transaction, any Loan or Letter of Credit or the use of the proceeds thereof. (e) To the extent permitted by applicable law, the Administrative Agent, the Issuing Banks, the Lenders and the Indemnitees shall not assert, and hereby waive, any claim against any Borrower, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transaction, any Loan or Letter of Credit or the use of the proceeds thereof; provided, that nothing in this sentence shall limit the Loan Parties’ indemnity and reimbursement obligations set forth in this Section 9.03 or any other Loan Document or separately agreed, including such indemnity and reimbursement obligations with respect to any special, indirect, consequential or punitive damages arising out of, in connection with or as a result of any claim, litigation, investigation or proceeding brought against any Indemnitee by any third party. (f) All amounts due under this Section 9.03 shall be payable promptly after written demand therefor.

SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (g) of this Section 9.04), the Arrangers and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Subject to the conditions set forth in paragraph (c) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments of any Class and the Loans of any Class at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of: (i) the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment to a Lender or an Affiliate of a Lender (provided that such Affiliate of a Lender is a Qualifying Bank, or in case it is not, consent of the Parent Borrower has been obtained, which consent shall not be withheld in case the transfer or assignment does not lead to a violation of the Non-Bank Rules) or, if an Event of Default has occurred and is continuing, any other assignee; provided, further, that (A) the Parent Borrower shall be deemed to have consented to any assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof and (B) each Lender herewith declares that it is a Qualifying Bank and each Lender who becomes a Party after the date of this Agreement shall declare the relevant transfer certificate or assignment agreement which it executes on becoming a Party, whether it is a Qualifying Bank and, if it is not a Qualifying Bank, that it only counts as one (1) Non-Qualifying Bank for purposes of determining the number of Non-Qualifying Banks; (ii) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to any Lender or an Affiliate of a Lender; (iii) in the case of an assignment of a Global Tranche Revolving Commitment or any LC Exposure, each Issuing Bank; and (iv) in the case of an assignment of a Global Tranche Revolving Commitment or any Swingline Exposure, the Swingline Lender. (c) Assignments shall be subject to the following additional conditions: (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than

$5,000,000 (or, in the case of a Loan denominated in a Foreign Currency, an equivalent thereof) unless each of the Parent Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Parent Borrower shall be required if an Event of Default has occurred and is continuing; provided, further, that the Parent Borrower shall be deemed to have consented to such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received written notice thereof; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (ii) shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans; (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Electronic System), together with a processing and recordation fee of $3,500; (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and (v) each Lender is prohibited from assigning all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) to any Loan Party or any Affiliate of a Loan Party (and any such assignment shall be void ab initio). (d) Subject to acceptance and recording thereof pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Electronic System) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (g) of this Section 9.04. (e) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of (and stated interest on) the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (f) Upon its receipt of a duly completed Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Electronic System) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.03(d), 2.04(c), 2.05(e), 2.05(f), 2.17(d) or 9.03(d), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (g) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Issuing Banks or the Swingline Lender, sell participations to one or more Eligible Assignees (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Section 2.16(f) (it being understood that the documentation required under Section 2.16(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04; provided that such Participant (i) agrees to be subject to the provisions of Sections 2.17 and 2.18 as if it were an assignee under paragraph (b) of this Section 9.04; (ii) shall not be entitled to receive any greater payment under Section 2.14, 2.15 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation; and (iii) Excluded Taxes in respect of the Participant shall be determined in reference to the date such Person becomes a Participant (as distinguished from the date the participating Lender became party hereto). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United

States Treasury Regulations (or any successor thereof, including proposed Treasury Regulations Section 1.163-5(b)). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (i) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person (unless the Parent Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Parent Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (i)(i) shall not be void, but the other provisions of this clause (i) shall apply. (ii) If any assignment or participation is made to any Disqualified Institution without the Parent Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Parent Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Revolving Commitment of such Disqualified Institution and repay all obligations of the Borrowers owing to such Disqualified Institution in connection with such Revolving Commitment, (B) in the case of outstanding Term Loans or Incremental Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan or Incremental Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 12.9), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrowers, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan of reorganization, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan of reorganization, (2) if such Disqualified Institution does vote on such plan of reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan of reorganization in accordance with Section 1126(c) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court of the United States (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall have the right, and the Borrowers hereby expressly authorize the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Parent Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the applicable Electronic System, including that portion of the Electronic System that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement or any other Loan Document and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any LC Exposure is outstanding and so long as the Commitments have not expired or terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Global Tranche Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Applicable Borrower in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents (including for purposes of determining whether the Parent Borrower is required to comply with Articles V and VI hereof, but excluding Sections 2.14, 2.16 and 9.03 and any expense reimbursement or indemnity provisions set forth in any other Loan Document), and the Global Tranche Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(d) or 2.05(e). The provisions of Sections 2.14, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates, set forth in any commitment letter entered into in connection herewith (but do not supersede any provisions of any such commitment letter that by their terms survive the effectiveness of this Agreement). Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. (b) The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the

Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Borrowers hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding brought by it shall be brought, and heard and determined, exclusively in such Federal court or, in the event such Federal court lacks subject matter jurisdiction, such New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, nothing in this Agreement shall be deemed or operate to preclude (i) the Administrative Agent, any Issuing Bank or any Lender from bringing suit or taking other legal action in any other jurisdiction (A) to realize on, or foreclose on, any Collateral or any other security for the Obligations or (B) to enforce a judgment or other court order in favor of the Administrative Agent, any Issuing Bank or any Lender, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of, or Person party to, such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 9.09(b) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding. (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (d) Each Subsidiary Borrower hereby irrevocably designates, appoints and empowers the Parent Borrower, and the Parent Borrower hereby accepts such appointment, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document. Such service may be made by mailing or delivering a copy of such process to any Subsidiary Borrower in care of the Parent Borrower at the Parent Borrower’s address used for purposes of giving notices under Section 9.01, and each Subsidiary Borrower hereby irrevocably authorizes and directs the Parent Borrower to accept such service on its behalf. (e) In the event any Subsidiary Borrower or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Subsidiary Borrower hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and their Related Parties, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential or be subject to customary confidentiality obligations of employment or professional practice), (b) to the extent requested by any Governmental Authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any other Loan Document or any suit, action or proceeding relating to this Agreement, any other Loan Document or the enforcement of rights hereunder or thereunder, subject to an agreement containing provisions substantially the same as those of this Section 9.12, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (or its advisors), (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their Obligations or (iii) any credit insurance provider relating to the Borrowers and their Obligations, with the consent of the Parent Borrower, (f) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than the Parent Borrower or its Subsidiaries. For the purposes of this Section 9.12, “Information” means all information, including MNPI, received from the Parent Borrower or its Subsidiaries relating to such entities or their respective businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Parent Borrower or its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. It is agreed that, notwithstanding the restrictions of any prior confidentiality agreement binding on the Administrative Agent or any Arranger relating to this Agreement, such Persons may disclose Information as provided in this Section 9.12. EACH LENDER ACKNOWLEDGES THAT INFORMATION FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MNPI AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MNPI AND THAT IT WILL HANDLE MNPI IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY ANY LOAN PARTY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MNPI. ACCORDINGLY, EACH LENDER REPRESENTS TO THE PARENT BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MNPI IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender. SECTION 9.14 Certain Notices. Each Lender that is subject to the requirements of the USA Patriot Act and/or the Beneficial Ownership Regulation hereby notifies each Loan Party that pursuant to such requirements, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA Patriot Act and the Beneficial Ownership Regulation. SECTION 9.15 Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Parent Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such deficiency. The obligations of the Parent Borrower contained in this Section 9.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. SECTION 9.16 [Reserved]. SECTION 9.17 Release of Liens and Guarantees. (a) The Guarantees made under the Master Guaranty Agreement and the Parent Guaranty and the Liens created under the Security Documents shall automatically terminate and be released when all the Obligations (other than (i) contingent obligations for indemnification, expense reimbursement or tax or yield protection as to which no claim has been made, (ii) Designated Cash Management Obligations, (iii) Designated Swap Obligations for which arrangements satisfactory to a counterparty have been made, (iv) Letters of Credit denominated in Dollars which have been cash collateralized at 103% of the face amount of such Letter of Credit or for which other arrangements satisfactory an Issuing Bank have been made and (v) Letters of Credit denominated in a Foreign Currency which have been cash collateralized at 105% of the Dollar Equivalent of the face amount of such Letter of Credit or for which arrangements satisfactory an Issuing Bank have been made) have been paid in full in cash, the Lenders have no further commitment to lend under this Agreement and the Issuing Banks have no further obligation to issue, amend or extend Letters of Credit under this Agreement. (b) Except with respect to Dart, a Subsidiary Guarantor shall automatically be released from its obligations under the Master Guaranty Agreement and the Security Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Guarantor shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary; provided that (i) if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise and (ii) the release of Subsidiary Guarantors comprising substantially all of the value of the Guarantees created under the Master Guarantee shall be subject to Section 9.02(b)(xi).

(c) Upon any Disposition by the Parent Borrower or any Subsidiary Guarantor (other than to the Parent Borrower or any other Subsidiary Guarantor, or to any Subsidiary that, upon the consummation of such Disposition, would be required to become a Subsidiary Guarantor) of any Collateral (other than any Collateral under, and as defined in, the Dart Security Agreement) in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 9.02, the security interests in such Collateral created by the Security Documents shall be automatically released; provided that any release of all or substantially of the Collateral (as defined in the Master Collateral Agreement) shall be subject to Section 9.02(b)(xii). (d) Liens on Collateral shall be automatically released as set forth in Section 5.17(a). (e) In connection with any termination or release pursuant to this Section 9.17, the Administrative Agent shall execute and deliver to the Parent Borrower, at the Parent Borrower’s expense, all documents that the Parent Borrower shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 9.17 shall be without recourse to or warranty by the Administrative Agent. Each of the Secured Parties irrevocably authorizes the Administrative Agent, at its option and in its discretion, to effect the releases and give directions set forth in this Section 9.17. In the event of any conflict between the provisions of this Section 9.17 and any release or termination provisions set forth in any Security Document, the provisions of this Section 9.17 shall govern and control. SECTION 9.18 Parent Borrower as Agent of Subsidiary Borrowers. Each Subsidiary Borrower hereby irrevocably appoints the Parent Borrower as its agent for all purposes of this Agreement and the other Loan Documents, including (a) the giving and receipt of notices (including any Borrowing Request and any Interest Election Request) and (b) the execution and delivery of all documents, instruments and certificates contemplated herein. SECTION 9.19 No Fiduciary Relationship. The Borrowers, on behalf of themselves and their Subsidiaries, agree that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Parent Borrower or its Subsidiaries or other Affiliates, on the one hand, and the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Lenders, the Issuing Banks and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Parent Borrower and its Subsidiaries or other Affiliates, and none of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates has any obligation to disclose any of such interests to the Parent Borrower or any of its Subsidiaries or other Affiliates. To the fullest extent permitted by law, the Borrowers hereby agree not to assert any claims against the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement, any other Loan Document or any related agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of a Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any Resolution Authority. SECTION 9.21 Acknowledgment Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties hereto acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 9.22 Limitations Regarding the Swiss Subsidiary Borrower. (a) Notwithstanding any other (contrary) provision contained herein or in any other Loan Documents, this Section 9.22 shall prevail over any other provisions herein or in any other Loan Documents.

(b) If and to the extent that the Swiss Subsidiary Borrower is liable pursuant to this Agreement or any other Loan Documents for, or with respect to, obligations of its direct or indirect parent companies (up-stream liabilities) or sister companies (cross-stream liabilities) and if complying with such obligations under this Agreement or any other Loan Documents would, under applicable Swiss law, constitute a repayment of capital (Einlagerückgewähr; remboursement du capital), a violation of the legally protected reserves (gesetzlich geschützte Reserven; réserves légales bloquées) or the payment of a (constructive) dividend (Gewinnausschüttung; distribution de bénéfices) by the Swiss Subsidiary Borrower or would otherwise be restricted under applicable Swiss corporate law (the “Restricted Obligations”), then the aggregate liability of the Swiss Subsidiary Borrower for Restricted Obligations shall from time to time be limited to the amount permitted to be paid under applicable Swiss law (the “Permitted Amount”); provided, that, such Permitted Amount shall at no time be less than the Swiss Subsidiary Borrower’s freely distributable capital (presently being the balance sheet profits and any reserves available for distribution) at the time or times the Swiss Subsidiary Borrower is required to perform under this Agreement or any other Loan Documents; provided, further, that, such limitation (as may apply from time to time or not) shall not (generally or definitively) free or otherwise release the Swiss Subsidiary Borrower from its obligations in excess of the Permitted Amount, but that it shall merely postpone the performance date of those obligations until such time or times as performance is again permitted notwithstanding such limitation. (c) In case the Swiss Subsidiary Borrower must make a payment in respect of Restricted Obligations and is obliged to withhold Swiss Withholding Tax in respect of such payment, the Swiss Subsidiary Borrower shall: (i) promptly procure that such payments can be made without deduction of Swiss Withholding Tax, or with deduction of Swiss Withholding Tax at a reduced rate, by discharging the liability to such tax by notification pursuant to applicable law (including double tax treaties) rather than payment of the tax; (ii) if the notification procedure pursuant to subparagraph (i) above does not apply, deduct Swiss Withholding Tax at the rate of thirty-five percent (35%) (or such other rate as in force from time to time), or if the notification procedure pursuant to subsection (i) above applies for a part of the Swiss Withholding Tax only, deduct Swiss Withholding Tax at the reduced rate resulting after the discharge of part of such tax by notification under applicable law, from any payment made by it in respect of Restricted Obligations and promptly pay any such taxes to the Swiss Federal Tax Administration; (iii) promptly notify the Administrative Agent that such notification or, as the case may be, deduction has been made and provide the Administrative Agent with evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such taxes deducted have been paid to the Swiss Federal Tax Administration; (iv) in the case of a deduction of Swiss Withholding Tax, use its best efforts to ensure that any Person, other than the Administrative Agent, a Lender or the Issuing Lender or their respective Affiliates, which is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment in respect of Restricted Obligations, will, as soon as possible after such deduction (A) request a refund of the Swiss Withholding Tax under applicable law (including tax treaties), (B) pay to the Administrative Agent upon receipt any amounts so refunded and (C) if the Administrative Agent, a Lender or the Issuing Lender is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment and if requested by the Administrative Agent, provide the Administrative Agent, such Lender or the Issuing Lender with those documents that are required by law and applicable tax treaties to be provided by the payer of such tax in order to enable the Administrative Agent, such Lender or the Issuing Lender to prepare a claim for refund of Swiss Withholding Tax. (d) If the Swiss Subsidiary Borrower is obliged to withhold Swiss Withholding Tax in accordance with Section 9.22(c) above, the Administrative Agent shall be entitled to further enforce the Swiss Subsidiary Borrower’s liabilities under this Agreement or another Loan Documents and apply the proceeds therefrom against the Restricted Obligations up to an amount which is equal to that amount which would have been obtained if no withholding of Swiss Withholding Tax were required, whereby such further enforcements shall always be limited to the Permitted Amount. (e) If and to the extent requested by the Administrative Agent and if and to the extent this is from time to time required under Swiss law (restricting profit distributions), in order to allow the Administrative Agent (and the Lenders and the Issuing Lender) to obtain a maximum benefit under this Agreement or any other Loan Documents, the Swiss Subsidiary Borrower shall promptly implement all such measures and/or to promptly procure the fulfillment of all prerequisites allowing the Swiss Subsidiary Borrower to promptly perform its obligations and make the (requested) payment(s) hereunder or under any other Loan Documents from time to time, including the following: (i) preparation of an up-to-date audited balance sheet of the Swiss Subsidiary Borrower (ii) confirmation of the auditors of the Swiss Subsidiary Borrower that the payable amount represents the Permitted Amount; (iii) approval by a shareholders’ meeting of the of the capital distribution; (iv) to the extent permitted by applicable law (A) write up or realize any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of realization, however, only if such assets are not necessary for the Swiss Subsidiary Borrower business (nicht betriebsnotwendig) and/or (B) reduce its share capital; and (v) to the extent permitted by law, all such other measures necessary or useful to allow the Swiss Subsidiary Borrower to promptly make the payments and perform the obligations agreed hereunder or any other Loan Documents with a minimum of limitations. [signature pages follow]

Tupperware Brands Corporation Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. TUPPERWARE BRANDS CORPORATION By: /s/ Cassandra Harris Name: Cassandra Harris Title: Chief Financial Officer and Chief Operating Officer TUPPERWARE PRODUCTS AG By: /s/ Marco Brandolini Name: Marco Brandolini Title: President of the Board By: /s/ Nitin Behl Name: Nitin Behl Title: Director ADMINISTRADORA DART, S. DE R.L. DE C.V. By: /s/ Mario Alberto Cuazitl Alvarado Name: Mario Alberto Cuazitl Alvarado Title: President and General Director TUPPERWARE BRANDS ASIA PACIFIC PTE. LTD. By: /s/ Denise Novey Name: Denise Novey Title: Director

Tupperware Brands Corporation Credit Agreement Signature Page WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender By: /s/ Paul Richards Name: Paul Richards Title: Senior Vice President BMO HARRIS BANK, N.A., as a Lender By: /s/ Martin Velasco Name: Martin Velasco Title: Vice President TRUIST BANK, as a Lender By: /s/ J. Carlos Navarrete Name: J. Carlos Navarrete Title: Director FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Chris Parker Name: Chris Parker Title: Director HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Chris Burns Name: Chris Burns Title: Senior Vice President HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO, as a Lender By: /s/ Alfredo Velarde Nalda Name: Title: Alfredo Velarde Nalda Power of Attorney By: /s/ Rainer Poley Gordon Name: Rainer Poley Gordon Title: Power of Attorney

Tupperware Brands Corporation Credit Agreement Signature Page KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas A. Crandell Name: Thomas A. Crandell Title: Senior Vice President U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Michael P. Dickman Name: Michael P. Dickman Title: Senior Vice President TD BANK, N.A., as a Lender By: /s/ Sterling Harrell Name: Sterling Harrell Title: Managing Director SYNOVUS BANK, as a Lender By: /s/ Michael Sawicki Name: Michael Sawicki Title: Corporate Banker ASSOCIATED BANK, N.A., as a Lender By: /s/ Scott Savidan Name: Scott Savidan Title: Senior Vice President